UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
 the Securities Exchange Act of 1934

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EMCORE CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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EMCORE CORPORATION
2015 W. Chestnut Street
Alhambra, California 91803

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON FRIDAY, MARCH 16, 2018

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to Be Held on March 16, 2018: Our 2018 Annual Report and the accompanying proxy materials are available at https://materials.proxyvote.com/290846.

To our Shareholders:

The 2018 Annual Meeting of Shareholders (the “Annual Meeting”) of EMCORE Corporation (the “Company”) will be held at 8:00 A.M. local time on Friday, March 16, 2018, at the Hilton Pasadena, 168 S Los Robles Ave., Pasadena CA 91101, for the following purposes:

(1)
To elect the one (1) director nominee named in the attached Proxy Statement to the Company’s Board of Directors for a three-year term expiring at the Company’s 2021 Annual Meeting of Shareholders and until his successor is duly qualified and elected;

(2)	To ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2018;
(3)	To approve an amendment to the EMCORE Corporation Restated Certificate of Incorporation, as amended (the “Certificate of Incorporation”), to declassify the Company’s Board of Directors;
(4)
To approve an amendment to the Certificate of Incorporation to change the required number of members of the Company’s Board of Directors from a minimum of six and a maximum of twelve to a minimum of five and a maximum of nine;

(5)	To approve an amendment to the Certificate of Incorporation to eliminate the supermajority voting requirements applicable to certain provisions of the Certificate of Incorporation;
(6)	To approve an extension of the Company’s Tax Benefits Preservation Plan;
(7)	To approve on an advisory basis the executive compensation of the Company’s Named Executive Officers; and
(8)	To transact such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

The Board of Directors has fixed the close of business on January 16, 2018 as the record date for determining those shareholders entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof. Whether or not you expect to be present at the Annual Meeting, please vote and submit your proxy or voting instructions as promptly as possible in order to assure the presence of a quorum at the Annual Meeting.  You may vote by telephone, Internet or, if you requested to receive printed proxy materials, by mailing a proxy or voting instruction form.  If you vote by telephone or Internet, you do not have to separately mail a proxy or voting instruction form.

By Order of the Board of Directors,

/s/ []
Jikun Kim
Secretary

January [__], 2018
Alhambra, California

THIS IS AN IMPORTANT MEETING AND ALL SHAREHOLDERS ARE INVITED TO ATTEND THE MEETING IN PERSON. ALL SHAREHOLDERS OF RECORD AS OF THE CLOSE OF BUSINESS ON JANUARY 16, 2018 ARE RESPECTFULLY URGED TO VOTE AND SUBMIT A PROXY OR VOTING INSTRUCTIONS AS PROMPTLY AS POSSIBLE.

EMCORE CORPORATION
PROXY STATEMENT

Page
Annual Meeting of Shareholders	1
Internet Availability of Proxy Materials	1
Purposes of the Meeting	1
Outstanding Voting Securities and Voting Rights	2
Information Concerning the Proxy Solicitation	4

Proposal I:
Election of Directors	5
Directors and Executive Officers	6
Recommendation of the Board of Directors	8
Governance of the Company	9
Director Compensation for Fiscal Year 2017	14

Compensation Discussion and Analysis	17

Executive Compensation	33
Compensation Committee Report	37
Compensation Committee Interlocks and Insider Participation	38
Compensation Risk	38

Ownership of Securities	39
Security Ownership of Certain Beneficial Owners and Management	39
Equity Compensation Plan Information	40
Section 16(a) Beneficial Ownership Reporting Compliance	40

Proposal II:
Ratification of the Appointment of Independent Registered Public Accounting Firm	41
Recommendation of the Board of Directors	41
Fiscal Years 2017 & 2016 Auditor Fees and Services	41
Report of the Audit Committee	42

Proposal III:
Approval of an Amendment to the Certificate of Incorporation to Declassify the Company’s Board of Directors	43
Recommendation of the Board of Directors	45

Proposal IV:
Approval of an Amendment to the Certificate of Incorporation to Change the Required Number of Members of the Company’s Board of Directors	46
Recommendation of the Board of Directors	47

Proposal V:
Approval of an Amendment to the Certificate of Incorporation to Eliminate the Supermajority Voting Requirements Related to Certain Provisions of the Certificate of Incorporation	48
Recommendation of the Board of Directors	49

Proposal VI:
Approval of an Extension of the Company’s Tax Benefits Preservation Plan	50
Recommendation of the Board of Directors	52

Proposal VII:
Advisory Vote on Executive Compensation	53
Recommendation of the Board of Directors	53

General Matters	54
Appendix A
Appendix B
Appendix C
Appendix D

EMCORE CORPORATION
2015 W. Chestnut Street
Alhambra, California 91803

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS

March 16, 2018

This Proxy Statement is being furnished to shareholders of EMCORE Corporation (the “Company”) as of the close of business on January 16, 2018 (the “Record Date”), in connection with the solicitation on behalf of the Board of Directors of the Company (the “Board” or the “Board of Directors”) of proxies for use at the 2018 Annual Meeting of Shareholders (the “Annual Meeting”) to be held at 8:00 A.M. local time, on March 16, 2018, at the Hilton Pasadena, 168 S Los Robles Ave., Pasadena CA 91101, or at any adjournments or postponements thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. This Proxy Statement and the related proxy materials are first being mailed to shareholders, or made available on the Internet, as applicable, beginning on or about January [], 2018. Shareholders should review the information provided herein in conjunction with the Company’s 2018 Annual Report to Shareholders.

INTERNET AVAILABILITY OF PROXY MATERIALS

This Proxy Statement and the Company’s 2017 Annual Report for the fiscal year ended September 30, 2017 (“fiscal 2017”) are available on the Internet at www.proxyvote.com/290846. These materials will also be available under the “Investors” tab on our corporate website (www.emcore.com) beginning on or about January [], 2018. The other information on our corporate website does not constitute part of this Proxy Statement.

The Company has elected to furnish its proxy materials over the Internet in accordance with applicable rules of the Securities and Exchange Commission (“SEC”) rather than mailing paper copies of this Proxy Statement and the Company’s 2017 Annual Report to all shareholders.  On or about January [], 2018, the Company commenced the mailing to its shareholders of a Notice of Internet Availability of Proxy Materials (the “Notice of Internet Availability”) directing shareholders to the website referenced above where they can access this Proxy Statement and the Company’s 2017 Annual Report and view instructions on how to submit a proxy or voting instructions via the Internet or by touch-tone telephone.  If shareholders wish to receive a paper copy of the Company’s proxy materials, please follow the instructions included in the Notice of Internet Availability. Shareholders who do not receive a Notice of Internet Availability or who have not consented to receive their proxy materials electronically by e-mail will receive a printed copy of the proxy materials by mail.

PURPOSES OF THE MEETING

At the Annual Meeting, the Company’s shareholders will consider and vote upon the following matters:

(1)	Election of the one (1) director nominee named in this Proxy Statement to the Company’s Board of Directors for a three-year term expiring at the Company’s 2021 Annual Meeting of Shareholders;
(2)	Ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2018;
(3)	Approval of an amendment to the EMCORE Corporation Restated Certificate of Incorporation, as amended (the “Certificate of Incorporation”), to declassify the Company’s Board of Directors;
(4)
Approval of an amendment to the Certificate of Incorporation to change the required number of members of the Company’s Board of Directors from a minimum of six and a maximum of twelve to a minimum of five and a maximum of nine;

(5)	Approval of an amendment to the Certificate of Incorporation to eliminate the supermajority voting requirements applicable to certain provisions of the Certificate of Incorporation;
(6)	Approval of an extension of the Company’s Tax Benefits Preservation Plan;
(7)	Approval, on an advisory basis, of the executive compensation of the Company’s Named Executive Officers; and
(8)	Transaction of such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

Unless contrary instructions are indicated on the proxy you submit, all shares represented by valid proxies received pursuant to this solicitation (and that have not been revoked in accordance with the procedures set forth below) will be voted in accordance with the recommendation of the Board of Directors as follows:
•	FOR the election to the Board of Directors of the one (1) nominee for director named in this Proxy Statement (Proposal I);
•	FOR ratification of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2018 (Proposal II);
•	FOR approval of an amendment to the Certificate of Incorporation to declassify the Company’s Board of Directors (Proposal III);
•
FOR approval of an amendment to the Certificate of Incorporation to change the required number of members of the Company’s Board of Directors from a minimum of six and a maximum of twelve to a minimum of five and a maximum of nine (Proposal IV);

•	FOR approval of an amendment to the Certificate of Incorporation to eliminate the supermajority voting requirements applicable to certain provisions of the Certificate of Incorporation (Proposal V);
•	FOR approval of an extension of the Company’s Tax Benefits Preservation Plan (Proposal VI); and
•	FOR the approval, on an advisory basis, of the Company’s executive compensation (Proposal VII).

Your shares will be voted as the proxyholders may determine in their discretion upon any other proposals as may properly come before the Annual Meeting. In the event a shareholder specifies a different choice by means of a properly submitted proxy, such shareholder’s shares will be voted in accordance with the specification so made.

OUTSTANDING VOTING SECURITIES AND VOTING RIGHTS

As of the close of business on the Record Date, the Company had []  shares of no par value common stock (“Common Stock”) outstanding. Each shareholder of record on the Record Date is entitled to one vote on all matters presented at the Annual Meeting for each share of Common Stock held by such shareholder. The presence, either in person or by properly executed proxy, of the holders of the majority of the shares of Common Stock entitled to vote at the Annual Meeting is necessary to constitute a quorum at the Annual Meeting. Attendance at the Annual Meeting will be limited to shareholders as of the Record Date, their authorized representatives, and guests of the Company.

If your shares of Common Stock are registered directly in your name with the Company’s transfer agent, American Stock Transfer & Trust Company, as of the Record Date, you may vote:

(1)	By Internet: Go to www.proxyvote.com and follow the instructions;
(2)	By Telephone: Call toll-free to 1-800-690-6903 and follow the instructions;
(3)	By Mail: If you requested a copy of the proxy materials by mail, complete, sign, date and return your proxy card in the envelope supplied to you with the written proxy materials; or
(4)	In Person: Attend the Annual Meeting and vote by ballot provided at the Annual Meeting.

If your shares are held by a bank, broker or other nominee, you are a beneficial owner of those shares rather than a shareholder of record.  If you are a beneficial owner, your bank, broker or other nominee will forward you the Notice of Internet Availability or a complete set of the proxy materials, together with a voting instruction form.  As a beneficial owner, you have the right to direct your bank, broker or other nominee how to vote your shares by following the voting instructions provided by your bank, broker or other nominee.  Please refer to the proxy materials forwarded by your bank, broker or other nominee for instructions regarding the methods available to vote your shares (Internet, telephone or mail).  Please note that if your shares of Common Stock are held by a bank, broker or other nominee and you wish to vote in person at the Annual Meeting, you must obtain a “legal proxy” from the bank, broker or other nominee that holds your shares giving you the right to vote in person at the Annual Meeting.

Except as noted below, if you are a holder of record, you may use the Internet or any touch-tone telephone to transmit your voting instructions up until 11:59 p.m., Eastern Time, on Thursday, March 15, 2018 or, if you received a printed set of the proxy materials, you may vote by mail by completing, signing, dating and returning the proxy card enclosed with the proxy materials you received before the polls close at the Annual Meeting.   If you are a shareholder of record, your proxy, whether submitted by telephone, via the Internet or by mail, may nevertheless be changed or revoked at any time prior to the voting thereof at the Annual Meeting at your discretion either by (i) sending to the Company’s Secretary a written notice of revocation, (ii) by voting the shares covered thereby in person at the Annual Meeting or (iii) by submitting another proxy dated subsequent to the date of the initial proxy.  Please note that attendance at the Annual Meeting will not by itself constitute revocation of a proxy. If you are a beneficial owner, please refer to the voting instructions provided by the bank, broker or other nominee that holds your shares for information about the deadline for voting and instructions on how to change or revoke any previously submitted voting instructions.

The vote required for approval of each of the proposals before the shareholders at the Annual Meeting is as follows (and as summarized in the table below):

For Proposal I — Election of Directors, the nominee for director will be elected by a plurality of the votes cast in person or by proxy at the Annual Meeting.  Each shareholder may vote the number of shares of Common Stock held as of the Record Date by that shareholder for the nominee or may withhold voting such shares from the nominee.  The nominee who receives the most votes that are properly cast at the Annual Meeting will be elected to the Board of Directors.  For each of Proposal II — Ratification of the Appointment of Independent Registered Public Accounting Firm, Proposal VI — Approval of the Extension of the Tax Benefits Preservation Plan and Proposal VII — Advisory Vote on Executive Compensation, an affirmative vote of a majority of the votes cast on such proposal at the Annual Meeting is required to approve each such proposal.  Each shareholder may vote for, vote against or abstain from voting on each of these proposals. For each of Proposal III – Approval of an Amendment to the Certificate of Incorporation to declassify the Company’s Board of Directors, Proposal IV – Approval of an Amendment to the Certificate of Incorporation to change the required number of members of the Company’s Board of Directors from a minimum of six and a maximum of twelve to a minimum of five and a maximum of nine, and Proposal V – Approval of an Amendment to the Certificate of Incorporation to eliminate the supermajority voting requirements applicable to certain provisions of the Certificate of Incorporation, an affirmative vote of holders of at least 80% of the outstanding shares of Common Stock entitled to vote at the Annual Meeting is required to approve the applicable proposal.  Each shareholder may vote for, vote against or abstain from voting on each of these proposals.

Proposal(s):	Vote Required:
Proposal I — Election of Directors	Plurality of the votes cast
Proposal II — Ratification of the Appointment of Independent Registered Public Accounting Firm	Affirmative vote of a majority of the votes cast
Proposal VI — Approval of the Extension of the Tax Benefits Preservation Plan
Proposal VII — Advisory Vote on Executive Compensation
Proposal III – Approval of an Amendment to the Certificate of Incorporation to declassify the Company’s Board of Directors	Affirmative vote of holders of at least 80% of the outstanding shares of Common Stock entitled to vote at the Annual Meeting
Proposal IV – Approval of an Amendment to the Certificate of Incorporation to change the required number of members of the Company’s Board of Directors
Proposal V – Approval of an Amendment to the Certificate of Incorporation to eliminate the supermajority voting requirements applicable to certain provisions of the Certificate of Incorporation

Abstentions, which are permitted on Proposals II through VII, are not counted as votes cast with respect to Proposals II, VI and VII but are considered shares entitled to be cast on Proposals III through V.  Therefore, abstentions will not be counted in determining the outcome of the vote for each of Proposals II, VI and VII and will have the effect of a vote against each of Proposals III through V.  Broker non-votes, which may occur on Proposals I, III, IV, V, VI and VII, are not counted as votes cast with respect to Proposals I, VI and VII but are considered shares entitled to be voted at the Annual Meeting with respect to Proposals III through V.  Therefore, broker non-votes, if any, on Proposals I, VI and VI will not be counted in determining the outcome of the vote for those proposals and broker non-votes, if any, on Proposals III through V will have the effect of a vote against each of such proposals.  Abstentions and broker non-votes will also be counted for purposes of determining whether a quorum is present at the meeting.

A broker non-vote occurs when a broker, who has not received voting instructions from the beneficial owner of the shares, does not vote on a non-routine proposal because the broker does not have discretionary authority to vote on such proposal, but the broker does exercise its discretionary authority to vote the beneficial holder’s shares on at least one “routine” matter at the Annual Meeting. Proposal II — Ratification of the Appointment of Independent Registered Public Accounting Firm is considered a “routine” matter under applicable stock exchange rules while the other proposals at the Annual Meeting are considered “non-routine.”  If you hold your shares through a broker and do not provide voting instructions to the broker, then under applicable stock exchange rules governing your broker, the broker may vote your shares in its discretion with respect to Proposal II above, but may not vote your shares with respect to any of the other proposals.  If no voting instructions are received by the broker that holds your shares and your broker exercises its discretion to vote your shares on Proposal II, your shares will constitute a broker non-vote on each of Proposals I, III, IV, V, VI and VII.

Please note that the proposals regarding the ratification of the appointment of our independent registered public accounting firm and approval of executive compensation are advisory only and will not be binding on the Company or the Board.  The results of the votes on those advisory proposals will be taken into consideration by the Company, the Board or the appropriate committee of the Board, as applicable, when making future decisions regarding these matters.

INFORMATION CONCERNING THE PROXY SOLICITATION

The cost of preparing and making available this Proxy Statement, the Notice of Annual Meeting of Shareholders, and the proxy is borne by the Company. In addition to the use of the Internet, employees of the Company may solicit proxies personally and by telephone. The Company’s employees will receive no compensation for soliciting proxies other than their regular salaries. Solicitation of proxies may be made by additional mailings, electronic mail, telephone or in person by directors, officers or regular employees of the Company. The Company may request banks, brokers and other custodians, nominees, and fiduciaries to forward copies of the proxy material to their principals and to request authority for the execution of proxies. The Company will reimburse such persons for their expenses in so doing. We have also retained Alliance Advisors to assist in the solicitation of proxies and related services, for a fee estimated to be approximately $13,000 plus an amount to cover expenses. In addition, we have agreed to indemnify Alliance Advisors against certain liabilities arising out of or in connection with the engagement.

PROPOSAL I:
ELECTION OF DIRECTORS

Pursuant to the Company’s Restated Certificate of Incorporation, the Board of Directors is currently divided into three classes, as set forth in the table below. The directors in each class hold office for staggered terms of three years. The Class C Director, Mr. Stephen L. Domenik, is being nominated for election to the Board for a three-year term (expiring in 2021) and until his successor is duly qualified and elected. Mr. Domenik is a current director and has consented to serve as a director if elected.  Because only one Class C director nominee is being nominated by the Board, leaving a vacancy, shareholders may vote for only one director nominee.

At the Annual Meeting, we are also asking our shareholders to approve an amendment to our Certificate of Incorporation to declassify the Board of Directors.  See Proposal III.  If the proposed amendment to the Certificate of Incorporation is approved, the declassified Board structure will be phased in as follows:

•	Current directors, including the Class C director elected to a three-year term at the Annual Meeting, will continue to serve the remainder of their elected terms; and

•	Starting with the 2019 annual meeting of shareholders, directors will be elected annually so that by our 2021 annual meeting of shareholders, all directors will be elected annually.

The following table sets forth certain information regarding each of the director nominees and the other members of the Board of Directors continuing in office after the Annual Meeting:

Name and Other Information	Age	Class and Year in Which Term Will Expire	Principal Occupation	Served as Director Since

NOMINEES FOR ELECTION AT THE ANNUAL MEETING

Stephen L. Domenik (6)(8)(9)(10)	66	Class C 2021	General Partner, Sevin Rosen Funds	2013

DIRECTORS WHOSE TERMS CONTINUE

Gerald J. Fine, Ph.D. (1)(5)(7)(10)	59	Class A 2020	Professor of Practice and Director of the Engineering Product Innovation Center (EPIC) at Boston University	2013
Ettore J. Coringrato, Jr. (3)(6)(9)(10)	59	Class A 2020	Director, EMCORE Corporation	2016
Jeffrey Rittichier	58	Class B 2019	Chief Executive Officer, EMCORE Corporation	2015
Rex S. Jackson (2)(4)(10)	57	Class B 2019	CFO, Gigamon Inc.	2015

(1)	Chairman of the Board
(2)	Chairman of Audit Committee
(3)	Chairman of Nominating and Corporate Governance Committee
(4)	Chairman of Compensation Committee
(5)	Chairman of Strategy and Alternatives Committee
(6)	Member of Audit Committee
(7)	Member of Nominating and Corporate Governance Committee
(8)	Member of Compensation Committee
(9)	Member of Strategy and Alternatives Committee
(10)	Determined by the Board of Directors to be an independent director according to the rules of The Nasdaq Stock Market (“Nasdaq”) and the Company’s By-Laws

The shares represented by proxies will be voted, unless otherwise specified, in favor of the election of the Class C director nominee to the Board of Directors. If the director nominee shall become unable or unwilling for good cause to serve as director if elected, the proxies will be voted for the election of such other person as the Board of Directors may select to fill the vacancy or, if none is selected, it will result in a vacancy on the Board of Directors. The Board of Directors has no reason to believe that the director nominee for election at the Annual Meeting will be unwilling or unable to serve if elected as a director.

DIRECTORS AND EXECUTIVE OFFICERS

Set forth below is certain information with respect to members of the Company’s Board of Directors, including the nominee for election to the Board at the Annual Meeting, and the other executive officers of the Company.  Ages are listed as of the Record Date.  There are no family relationships among any of our directors or executive officers.

Directors

ETTORE J. CORINGRATO, JR., 59, has served as a director of the Company since June 2016.  He is currently a Board member of Nanowave Technologies, Inc., a manufacturer of microwave and millimeter-wave components and high power solid state transmit/receive subsystems for commercial aerospace, defense, medical, communications and industrial applications, and served as a Senior Advisor to Nanowave from January 2014 to January 2016. From January 2005 until its sale to Avago Technologies in June 2013, Mr. Coringrato served as President, Chief Executive Officer and Board member of CyOptics, Inc., a designer and fabricator of optical communications components across enterprise, data-center, access, metro and long-haul market segments, and he was Vice President of Business Development for CyOptics from February 2003 through December 2004. From 2000 until 2003, Mr. Coringrato was co-founder and served as Chief Financial Officer of CENiX, Inc., an optical start-up that developed high-speed optical modules using an automated manufacturing platform. He also worked for 18 years at AT&T and Lucent Technologies in its Microelectronics Group where he held positions in engineering, marketing and sales, strategic planning, business development and product management.  Mr. Coringrato served as a Board member of Luna Innovations Incorporated from May 2015 to May 2016.  He holds a Bachelor of Science degree in Industrial Engineering and Systems Management, and an MBA from Pennsylvania State University. Mr. Coringrato’s extensive background in the telecommunications industry and expertise in wafer fabrication technology together with his general business experience were the primary qualifications that the Board considered in concluding that he should serve as a director of our Company.

STEPHEN L. DOMENIK, 66, has served as a director of the Company since December 2013. Since 1995, he has been a General Partner with Sevin Rosen Funds, a venture capital firm, where he led numerous investments in private companies. Mr. Domenik served as interim Chief Executive Officer of Pixelworks, Inc., a semiconductor company, from February to April 2016 and as a member of its board of directors from August 2010 to November 2016.  Mr. Domenik has also served on the board of directors of MoSys, Inc., a publicly-traded IP-rich fabless semiconductor company, since June 2012.  In addition, Mr. Domenik is currently Chairman of the Board of a private company. Mr. Domenik previously served on the Boards of Directors of Meru Networks, Inc., a publicly-traded technology company, from January 2014 until it was acquired by Fortinet, Inc. in July 2015; NetLogic Microsystems, Inc., a publicly-traded fabless semiconductor company, from January 2001 until it was acquired by Broadcom Corporation in February 2012; and PLX Technology, Inc., a publicly-traded semiconductor company, from December 2013 until it was acquired by Avago Technologies in August 2014.  He holds a B.S. in Physics and an M.S.E.E. from the University of California at Berkeley.  Mr. Domenik’s expertise in corporate investments and strategic planning in the semiconductor industry, together with his experience serving as director of several other public and private companies, were the primary qualifications that the Board considered in concluding that he should serve as a director of our Company.

GERALD J. FINE, Ph.D. 59, has served as a director of the Company since December 2013.  Dr. Fine has been a Professor of Practice and Director at the Engineering Product Innovation Center of Boston University since 2012. From 2008 to 2011, Dr. Fine was President and CEO of Schott North America and led operations of all Schott AG businesses in North America, including solar, pharmaceutical packaging, electronic packaging, and lighting and imaging and advanced materials. Dr. Fine also served as Executive Vice President, Photonic Technologies for Corning Incorporated. He previously served on the Board of Directors of several private companies, including CyOptics, Inc., a semiconductor laser manufacturer for telecom applications, Crystal IS, Inc., a UV LED substrate manufacturer, Kotura, Inc., a provider of silicon components for datacom and telecom, and Pixtronix, Inc., a provider of low-cost displays for portable devices. Dr. Fine holds a B.A. from Amherst College and a Ph.D. from California Institute of Technology.  Dr. Fine’s technical expertise in the semiconductor field, combined with his business experience serving as an executive officer and board member of several companies, were the primary qualifications that the Board considered in concluding that he should serve as a director of our Company.

REX S. JACKSON, 57, has served as a director of the Company since December 2015. Since October 2016, Mr. Jackson has served as CFO of Gigamon Inc., a developer of network and security visibility solutions.  In addition, Mr. Jackson has served on the board of directors of Energous Corporation, a company that develops wireless charging technology, since March 2014.  Mr. Jackson previously served as CFO of Rocket Fuel Inc. (Nasdaq: FUEL), an advertising technology company, from March 2016 to October 2016. Prior to Rocket Fuel, Mr. Jackson served as CFO of JDS Uniphase Corporation (Nasdaq:JDSU), a provider of network and service enablement solutions and optical products for telecommunications service providers, cable operators, and network equipment manufacturers, from January 2013 through September 2015, and drove the separation of JDSU into two independent public companies in August 2015. Mr. Jackson joined JDSU in January 2011 as senior vice president, Business Services, with responsibility for corporate development, legal, corporate marketing and information technology. Prior to JDSU, Mr. Jackson served as CFO of Symyx Technologies (Nasdaq: SMMX) from 2007 to 2010, where he led the company's acquisition of MDL Information Systems and subsequent merger of equals with another public company. Mr. Jackson also previously served as acting CFO at Synopsys and held executive positions with Avago, AdForce and Read-Rite. Mr. Jackson holds a B.A. degree from Duke University and earned his J.D. from Stanford University Law School. Mr. Jackson's accounting and financial expertise, general business acumen, extensive knowledge of the fiber optics industry and significant executive leadership experience were the primary qualifications that the Board considered in concluding that he should serve as a director of our Company.

JEFFREY RITTICHIER, 58, joined the Company as its Chief Executive Officer on January 3, 2015 and was appointed to the Board effective January 5, 2015.  He has worked in the semiconductor industry for over 20 years, including almost ten years in the optical communications industry. Most recently, Mr. Rittichier held the positions of President and Chief Executive Officer at Nanostatics Corporation, a producer of nanofiber technology, from April 2009 to December 2014.  Prior to that, from November 2007 to April 2009, he served as President and Chief Operating Officer of the electrical testing company Epik Energy Solutions, L.L.C., a joint venture of Royal Dutch Shell, and of NanoDynamics, Inc., focused on commercializing nanotechnology for the energy and petroleum industries.  He has also served as Chief Executive Officer of Xponent Photonics, Inc., a manufacturer of surface-mount photonic components for optical assemblies, from October 2001 to November 2007.  From April 1999 to October 2001, Mr. Rittichier was VP and General Manager of Lucent’s Access Business and Vice President of Marketing at Ortel Corporation, a supplier of optoelectronic components in the cable television, satellite communications, wireless, data communications and telecommunications markets.  Mr. Rittichier holds a B.S. in Mechanical Engineering from The Ohio State University. He was awarded the title of Distinguished Alumnus by Ohio State University’s College of Engineering in 2011 and has completed the Financial Management Program and Director’s College at Stanford University.  Mr. Rittichier’s experience as a 20-year veteran in the semiconductor industry with a demonstrated track record of identifying and realizing optical networking growth opportunities were the primary qualifications that led the Board to conclude that he should serve as a director of our Company.

Non-Director Executive Officers

JIKUN KIM, 53, joined the Company in June 2016 as its Chief Financial Officer.  Mr. Kim previously served as Chief Financial Officer of Merex Group, a provider of comprehensive support for U.S. manufactured legacy defense aircraft, helicopters, and their respective engines from February 2015 to June 2016. From March 2010 to February 2015, he served as Senior Vice President and Chief Financial Officer of Aerovironment, Inc., a technology solutions provider that designs, develops, produces and supports an advanced portfolio of unmanned aircraft systems and electric transportation solutions. Prior to assuming this role, Mr. Kim served as Interim Chief Financial Officer of Aerovironment, Inc. after joining the company as Vice President and Controller in June 2009. Mr. Kim previously served with Raytheon Company, a defense contractor, for more than eight years, most recently as Chief Financial Officer of Raytheon Vision Systems.  He holds a B.S. in Electrical Engineering from the University of California at Berkeley, an M.S. in Electrical Engineering from the University of California at Los Angeles, and an MBA from Columbia Business School.

ALBERT LU, 41, was appointed the Company’s Senior Vice President of Engineering in March 2017, where he is focused on revamping EMCORE’s manufacturing systems through use of automation and data analytics. Since 2005, Mr. Lu has defined and implemented EMCORE’s China strategy, building the China organization from its nascent stages as a design center, to its current state as EMCORE’s key manufacturing center. Mr. Lu was appointed General Manager of EMCORE China in 2011 and served in this capacity until June 2015, when he was appointed as VP, Manafacuturing Engineering, for which he served until his appointment as SVP, Engineering in March 2017.  From 1999 through 2005, Mr. Lu served as a customer-focused Design Engineer at EMCORE, driving development of a variety of mixed-signal optical communication products. Mr. Lu received both his Bachelor of Science and Master of Science degrees in Electrical Engineering from the Massachusetts Institute of Technology and is an alumnus of the Stanford Executive Program.

DAVID WOJCIECHOWSKI, 55, was appointed the Company’s Vice President of Sales in May 2015, rejoining EMCORE after previously serving as Director of Global Sales for EMCORE Broadband from 1986 to 1989 and from 2001 to 2009. Mr. Wojciechowski is a 20-year sales veteran in the optical communications, semiconductor, and solar power industries with an established track record in sales strategy, business development and management of direct sales and customer service functions in the U.S., Canada and internationally including distributors and channel partners. Prior to rejoining EMCORE, Mr. Wojciechowski served as Vice President of Global and America Sales for Maxwell Technologies from February 2014 until May 2015, as Vice President for Renewable Energy Sales, North America for Power One, Inc. from October 2011 until January 2014, and Vice President of Sales for SMA Solar Technology America from April 2009 until September 2011. Mr. Wojciechowski received his Bachelor of Science degree in Chemical Engineering from Clarkson University, his Bachelor of Chemistry from the State University of New York, Potsdam, and has an MBA from the Columbia Business School.

RECOMMENDATION OF THE BOARD OF DIRECTORS

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE ELECTION TO THE BOARD OF DIRECTORS OF THE CLASS C DIRECTOR NOMINEE LISTED ABOVE UNDER PROPOSAL I.

GOVERNANCE OF THE COMPANY

Board of Directors

The Board of Directors oversees the Company’s business and affairs pursuant to the New Jersey Business Corporation Act and the Company’s Certificate of Incorporation and By-Laws, as amended. The Board of Directors is the ultimate decision-making body of the Company, except on matters reserved for the shareholders.

Board Leadership Structure

The Board believes it is important to retain its flexibility to allocate the responsibilities of the offices of the Chairman of the Board and Chief Executive Officer of the Company in any way that is in the best interests of the Company and the shareholders at a given point in time. The Board believes that the decision as to who should serve as Chairman of the Board and Chief Executive Officer, and whether these offices should be combined or separate, should be assessed periodically by the Board, and that the Board should not be constrained by a rigid policy mandating that such positions be separate. The Company currently separates the roles of Chief Executive Officer and Chairman of the Board, and Dr. Fine, an independent director, currently serves as Chairman of the Board.

The Board recognizes that the roles of Chief Executive Officer and Chairman of the Board are distinct.  While the Chief Executive Officer is responsible for setting the strategic direction for the Company and for the day-to-day leadership and performance of the Company, the Chairman of the Board provides guidance to the Chief Executive Officer and sets the agenda for, and presides over, meetings of the Board of Directors. The Board believes that participation of the Chief Executive Officer as a director, while keeping the roles of Chief Executive Officer and Chairman of the Board distinct, provides the proper balance between independence and management participation at this time.  By having a separate Chairman of the Board, the Company maintains an independent perspective on the Company’s business affairs, and at the same time, through the Chief Executive Officer’s participation as a director, the Board receives valuable experience regarding the Company’s business and maintains a strong link between management and the Board, which promotes clear communication, enhances strategic planning, and improves implementation of corporate strategies.

The independent directors who chair the Company’s Audit, Compensation, Nominating and Corporate Governance, and Strategy and Alternatives Committees also provide leadership to the Board in their assigned areas of responsibility. The Board believes that the independent governance of the Board is safeguarded through:

•	the separation of the roles of Chairman of the Board and Chief Executive Officer;
•	the independence of directors constituting a supermajority (80%) of the members of the Board;
•	the use of a Lead Independent Director when the Chairman of the Board is not an independent director;
•	the independence of the chairs and other Board committee members; and
•	the holding of regular executive sessions of the non-management directors.

The Company will continue to review its Board structure to ensure that it is in the best position to deliver value to its shareholders, key stakeholders and the communities in which the Company operates.

Proposals to Amend Certificate of Incorporation

At the Annual Meeting, the Company’s shareholders will consider and vote upon, among other matters, a proposed amendment to the Certificate of Incorporation to declassify the Company’s Board of Directors and a proposed amendment to the Certificate of Incorporation to eliminate the supermajority voting requirements applicable to certain provisions of the Certificate of Incorporation. Each of these proposals, if approved by the Company’s shareholders and effected as an amendment to the Certificate of Incorporation, would be expected to provide increased director accountability and greater shareholder participation in the corporate governance of the Company.

Corporate Governance Guidelines

The Company’s Corporate Governance Guidelines together with its Certificate of Incorporation, By-Laws, as amended, and the charters of the Board’s committees provide the framework for the governance of the Company. The Corporate Governance Guidelines address, among other things, Board composition and operations, expectations of directors, succession planning, and communications to the Board.  In September 2016, in connection with its annual review of the Company’s Corporate Governance Guidelines, the Board, following the recommendation of the Nominating and Corporate Governance Committee, approved several updates to memorialize its governance policies, including:

•	limiting the number of public company boards on which a director may serve to five;

•	documenting in the Governance Guidelines an existing provision of the By-Laws that limits the number of consecutive years a director may serve on the Board to ten years;
•	charging the Board, through its Compensation Committee, with reviewing the Company’s succession plan for the Chief Executive Officer and general management; and
•	requiring that the Board and each Board committee perform an annual self-evaluation.

The full text of the Corporate Governance Guidelines is available by clicking on the Corporate Governance link included in the Investors tab of the Company’s website (www.emcore.com).

Code of Ethics

The Company has adopted a code of ethics entitled “EMCORE Corporation Code of Business Conduct and Ethics,” which is applicable to all employees, officers, and directors of the Company. In addition, the Company has adopted a Code of Ethics for Financial Professionals, which applies to the Chief Executive Officer, Chief Financial Officer, Vice Presidents of Finance, Controllers and Assistant Controllers of the Company. The full text of both the Code of Business Conduct and Ethics and the Code of Ethics for Financial Professionals is available by clicking on the Corporate Governance link in the Investors tab of the Company’s website (www.emcore.com).  The Company intends to disclose any changes in or waivers from either of its codes of ethics for its directors and executive officers, to the extent disclosure is required by the applicable rules of the SEC and Nasdaq, by posting such information on its website at www.emcore.com or by filing a Current Report on Form 8-K.

Related Person Transaction Approval Policy

The Company’s Code of Business Conduct and Ethics sets forth the Company’s written policy for the review and approval of related person transactions. A related person is defined by applicable SEC rules as any executive officer, director or director nominee, any person who is known to be a beneficial owner of more than five percent (5%) of the voting securities of the Company, and any immediate family member of any of the foregoing persons.

A related person transaction is defined under applicable SEC rules as any financial or other transaction, arrangement or relationship (including any indebtedness or guarantee of indebtedness) or any series of similar transactions, arrangements or relationships in which the Company (or a subsidiary) would be a participant and the amount involved would exceed $120,000, and in which any related person would have a direct or indirect material interest. A related person will not be deemed to have a direct or indirect material interest in a transaction if the interest arises only from the position of the person as a director of another corporation or organization that is a party to the transaction or the direct or indirect ownership by such person and all the related persons, in the aggregate, of less than 10 percent of the equity interest in another person (other than a partnership) which is a party to the transaction. In addition, certain interests and transactions, such as director compensation that has been approved by the Board, transactions where the rates or charges are determined by competitive bid and compensatory arrangements solely related to employment with the Company (or a subsidiary) that have been approved by the Compensation Committee, are not subject to the policy.

The Board of Directors has delegated to the Audit Committee the responsibility for reviewing, approving and, where applicable, ratifying material related person transactions involving the Company’s directors or executive officers or their respective immediate family members or affiliated entities. If a member of the Audit Committee has an interest in a related person transaction, then he or she will not participate in the review process.

In considering the appropriate action to be taken regarding a related person transaction, the Audit Committee or the Board (as the case may be) will consider the best interests of the Company, whether the transaction is fair to the Company and serves a compelling business reason, and any other factors that it deems relevant.  As a condition to approving or ratifying any related person transaction, the Audit Committee may impose whatever conditions and standards it deems appropriate, including periodic monitoring of ongoing transactions.

The Company’s Code of Business Conduct and Ethics also includes the Company’s Conflicts of Interest Policy, among other policies. The Conflicts of Interest Policy provides, among other things, that conflicts of interest exist where the interests or benefits of one person or entity conflict with the interests or benefits of the Company. The Code of Business Conduct and Ethics also provides restrictions on outside directorships, business interests and employment, and receipt of gifts and entertainment and requires that all material violations of the Company’s Code of Business Conduct and Ethics or matters involving financial or legal misconduct be reported to the Company’s Audit Committee on at least a quarterly basis, or more frequently depending upon the level of severity of the violation.

Directors and executive officers are also required to disclose potential and existing related person transactions on a quarterly basis and in Directors and Officers Questionnaires completed annually.

There are no related person transactions or conflicts of interest that occurred since October 1, 2016.

Director Independence

The Board of Directors reviews the independence, and any possible conflicts of interest, of directors and director nominees at least annually. The Board of Directors has affirmatively determined that Messrs. Coringrato, Domenik, Fine and Jackson are independent under the listing standards applicable to the Company pursuant to the Nasdaq rules, comprising a supermajority (80%) of the Board. Mr. Rittichier, as the Company’s Chief Executive Officer, is not independent under the Nasdaq rules. In addition, the Board of Directors previously determined that Robert Bogomolny, who served as a director until March 17, 2017, was also independent under the Nasdaq rules during his service on the Board of Directors.

In addition to the Nasdaq listing standard rules, the Company’s By-Laws require that a majority of the Board be independent pursuant to certain additional criteria that, in many cases, are not included within the requirements of the Nasdaq rules.  For example, a director is not considered independent for purposes of the By-Laws if, in the past three years, he or any of his family members: (i) has received any remuneration as an advisor, consultant or legal advisor to the Company or any of its subsidiaries, affiliates, executive officers or to any other director of the Company; (ii) has an agreement with the Company or any of its subsidiaries or affiliates for personal services or has engaged in any transaction or business relationship with the Company or its subsidiaries or affiliates; or (iii) is affiliated with or employed by any present or former auditor for the Company.  The Board of Directors has determined that each of Messrs. Coringrato, Domenik, Fine, and Jackson are also independent directors within the meaning of the Company’s By-Laws.  A copy of the Company’s By-Laws is posted in the Corporate Governance section on the Investors tab of the Company’s website (www.emcore.com).

In making its independence determination, the Board considers the responses of each director and executive officer to an annual Directors and Officers Questionnaire, which request each director to answer specific questions to facilitate an evaluation of the director’s independence and also requests each director and executive officer to disclose, among other things, information about the following:  their employment or other occupation; service on the boards or committees of other companies (both public and private); service as a director, trustee or executive officer in any charitable organizations; service of a family member as an officer in any charitable organizations; relationships by blood, marriage or adoption among directors or executive officers of the Company; related person transactions with the Company; legal proceedings involving the Company; indebtedness to the Company; or prior arrangements and understandings with respect to the selection of directors or executive officers of the Company.

The Board of Directors’ Role in Risk Oversight

Risk is inherent in business.  The Board of Directors recognizes the importance of effective risk oversight in running a successful business and in fulfilling its fiduciary responsibilities to the Company and its shareholders. While the Chief Executive Officer and other members of our senior leadership team are responsible for the day-to-day management of risk, the Board of Directors takes an active role in risk management and is responsible for (i) overseeing the Company’s aggregate risk profile, and (ii) assisting management in addressing specific risks, such as strategic and competitive risks, financial risks, brand and reputation risks, legal risks, regulatory risks, and operational risks.

The Board believes that its current leadership structure has facilitated its oversight of risk by combining independent leadership, through the separation of the roles of Chief Executive Officer and Chairman of the Board, independent Board committees, and majority independent Board composition.  The Chairman of the Board, independent committee chairs and members, and other directors also are experienced professionals or executives who can and do raise issues for Board consideration and review and who are not hesitant to challenge management. The Board believes there has been a well-functioning and effective balance between the Chairman of the Board, non-management Board members, and the Chief Executive Officer, which enhances risk oversight.

The Board of Directors exercises its oversight responsibility for risk both directly and through its standing committees. Throughout the year, the Board and each committee spend a portion of their time reviewing and discussing specific risk topics. The full Board is kept informed of each committee’s risk oversight and related activities, and committee meeting minutes are available for review by all directors. Strategic, operational and competitive risks also are presented and discussed at the Board’s quarterly meetings, and more often as necessary. On at least an annual basis, the Board reviews our long-term strategic plans. In addition, at least quarterly, or more often as necessary, the Board receives a briefing on material legal and regulatory matters.

The Audit Committee is responsible for reviewing our major financial risk exposures, financial reporting, internal controls, credit and liquidity risk, compliance risk, key operational risks, related party transactions, and other potential conflicts of interest. The Audit Committee meets periodically in separate executive session with the Chief Financial Officer and the independent auditor, as well as with committee members only, to facilitate a full and candid discussion of risk and other issues.

The Compensation Committee is responsible for overseeing human capital and compensation risks, including evaluating and assessing risks arising from our compensation policies and practices for all employees and ensuring executive compensation is aligned with performance. The Compensation Committee also is charged with monitoring our incentive and equity-based compensation plans, including employee retirement and benefit plans.  In addition, the Compensation Committee is responsible for overseeing risks associated with succession planning for the Board.

The Nominating and Corporate Governance Committee oversees risks related to our overall corporate governance, including Board and committee composition, Board size and structure, and director independence.

The Strategy and Alternatives Committee oversees risks related to the Company’s strategic opportunities and alternatives which may be relevant to the Company’s business.

In addition to the responsibilities undertaken by the committees discussed above, the Board committees may have oversight of specific risk areas consistent with the committees’ charters and responsibilities.

Board Meetings and Attendance

The Board of Directors held five (5) regularly scheduled and special meetings during fiscal 2017. During fiscal 2017, all directors of the Company attended at least seventy-five percent (75%) of the aggregate meetings of the Board and committees on which they served during their tenure on the Board.

Board Committees

Audit Committee

The Company has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Messrs. Coringrato, Domenik and Jackson (chairman) currently serve as members of the Audit Committee.  Each member of the Audit Committee is an independent director within the meaning of applicable Nasdaq and SEC rules.  The Board of Directors has determined that Mr. Coringrato and Mr. Jackson are Audit Committee financial experts within the meaning of SEC rules. The Audit Committee is responsible for, among other things: (i) reviewing the financial information that will be provided to the Company’s shareholders and overseeing the accounting and financial reporting processes of the Company performed by management, the audits of the financial statements of the Company and the Company’s  systems of internal controls; (ii) the appointment, compensation, retention and oversight of the work of the Company’s independent registered public accounting firm, including reviewing its independence, qualifications and performance; (iii) overseeing the internal audit function of the Company; and (iv) reviewing compliance by the Company with legal and regulatory requirements.  A copy of the Charter of the Audit Committee is posted in the Corporate Governance section on the Investors tab of the Company’s website (www.emcore.com).  The Audit Committee met seven (7) times during fiscal 2017.

Compensation Committee

The Compensation Committee evaluates the performance of the Chief Executive Officer and other executive officers and reviews and approves their compensation.  Messrs. Domenik and Jackson (chairman) currently serve as members of the Compensation Committee. The processes and procedures for the review and approval of executive compensation are described in the Compensation Discussion and Analysis section of this Proxy Statement. In addition, the Compensation Committee has responsibility for recommending to the Board the level and form of compensation and benefits for directors. It also administers the Company’s incentive compensation plans and is responsible for setting the compensation and benefits for the Company’s executives.  Additionally, the Compensation Committee is responsible for executive officer development and retention and corporate succession plans for the Chief Executive Officer.  A copy of the Charter of the Compensation Committee is posted in the Corporate Governance section on the Investors tab of the Company’s website (www.emcore.com).  The Compensation Committee met six (6) times during fiscal 2017.

To the extent consistent with its obligations and responsibilities, the Compensation Committee may form subcommittees of one or more members of the Compensation Committee and delegate its authority to the subcommittees as it deems appropriate. The Compensation Committee has the authority to retain and terminate external advisors in connection with the discharge of its duties.

During fiscal 2017, the Compensation Committee engaged Compensia, Inc. (“Compensia”), an independent compensation consultant, to make recommendations regarding director compensation, provide recommendations regarding the structure of, and equity awards under, our new performance-based long-term equity award program, conduct a comprehensive review of the Company’s peer group of companies (the “Peer Group”), and conduct a comprehensive compensation survey of executive compensation utilizing the new Peer Group.  For more information regarding the services provided by Compensia, see the “Compensation Discussion and Analysis — Role of Compensation Consultant” section of this Proxy Statement.  The Compensation Committee has assessed the independence of Compensia and concluded that its engagement of Compensia does not raise any conflict of interest with the Company or any of its directors or executive officers.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee identifies and recommends new members to the Company’s Board of Directors and has responsibility for certain corporate governance matters. Messrs. Coringrato (chairman) and Fine currently serve as members of the Nominating and Corporate Governance Committee.  A copy of the Charter of the Nominating and Corporate Governance Committee is posted in the Corporate Governance section on the Investors tab of the Company’s website (www.emcore.com).  The Nominating and Corporate Governance Committee met three (3) times during fiscal 2017.

In performing its responsibilities relating to the identification and recommendation of new directors, the Nominating and Corporate Governance Committee has not established specific minimum age, education, experience or skill requirements for potential director nominees.  When considering a potential director candidate, the Nominating and Corporate Governance Committee considers the candidate’s individual skills and knowledge, including experience in business, finance, or administration, familiarity with national and international business matters, and appreciation of the relationship of the Company’s business to changing needs in our society.  The Nominating and Corporate Governance Committee also carefully considers any potential conflicts of interest.  All nominees must possess demonstrated character, good judgment, integrity, relevant business, functional and industry experience, and a high degree of acumen.  Although the Nominating and Corporate Governance Committee does not have a formal policy with respect to diversity in identifying nominees for director, the Nominating and Corporate Governance Committee recognizes the benefits associated with a diverse board and considers diversity as a factor when identifying and evaluating candidates for membership on our Board. The Nominating and Corporate Governance Committee utilizes a broad conception of diversity, including professional and educational background, prior experience on other boards of directors (both public and private), political and social perspectives as well as race, gender and national origin. Utilizing these factors, and the factors described above, the Nominating and Corporate Governance Committee makes recommendations, as it deems appropriate, regarding the composition and size of the Board. The priorities and emphasis of the Nominating and Corporate Governance Committee and of the Board may change from time to time to take into account changes in business and other trends and the portfolio of skills and experience of current and prospective Board members.

The Nominating and Corporate Governance Committee identifies potential candidates from a number of sources, including current members of the Board and, if the Nominating and Corporate Governance Committee so chooses, third party search firms.  The Nominating and Corporate Governance Committee may also consider candidates proposed by management or by shareholders. After the Nominating and Corporate Governance Committee’s initial evaluation of a candidate, if that candidate is still of interest to the Nominating and Corporate Governance Committee, one or more designated members of the Board will interview the candidate.  Additional interviews by other Board members and/or senior management may take place and other screening processes may be undertaken.  The Nominating and Corporate Governance Committee will meet to finalize its recommended candidates, which will be submitted to the entire Board for consideration.  All candidates who are recommended by the Nominating and Corporate Governance Committee and approved by the Board are then included as nominees in the first proxy statement following their appointment or nomination and for the year in which the Class for which they are nominated comes up for election thereafter.

The Nominating and Corporate Governance Committee will consider suggestions from shareholders regarding possible director candidates for election at future annual meetings of shareholders or in the event of a vacancy on the Board of Directors. The Nominating and Corporate Governance Committee evaluates director candidates recommended by shareholders in the same way that it evaluates candidates recommended by other sources as described above.  Such suggestions must contain (1) all information for each nominee required to be disclosed in a proxy statement for the election of directors pursuant to applicable rules of the SEC, (2) the name and address of the shareholder making the recommendation, the number of shares of Common Stock beneficially owned by the shareholder as of the date the shareholder gives notice and the length of ownership, (3) the name, age and address of the director candidate and a description of the director candidate’s business experience for at least the previous five years, (4) the number of shares of Common Stock beneficially owned by the director candidate, and (5) the written consent of the director candidate to serve as a director if elected.  The Nominating and Corporate Governance Committee may require additional information as it deems reasonably necessary to determine the eligibility of the director candidate to serve as a member of our Board of Directors.  To be considered for possible nomination by the Board at the next annual meeting of shareholders, such suggestions must be submitted to the Company’s Secretary no later than September 30 prior to the next annual meeting of shareholders.  Shareholders who wish to nominate a person for election as a director at a meeting of shareholders (as opposed to making a recommendation to the Nominating and Corporate Governance Committee as described above) must deliver written notice to the Company’s Secretary in accordance with the procedures and timing set forth in the Company’s By-Laws, as discussed in the section of this Proxy Statement entitled “General Matters — Shareholder Proposals” below.

The Nominating and Corporate Governance Committee is also responsible for certain corporate governance matters, including:

•	making recommendations to the Board regarding the membership and chairpersons of each Board committee;
•	ensuring that the requisite number of directors meet the applicable independence requirements contained in the Nasdaq listing standards, SEC rules and the Company’s Bylaws;
•	developing and overseeing the process for completing annual Board and Board committee evaluations; and
•	periodically reviewing and recommending updates to the Corporate Governance Guidelines and addressing any other corporate governance issues that may arise from time to time.

When appropriate, the Nominating and Corporate Governance Committee may form subcommittees of one or more of its members and delegate its authority to these subcommittees as it deems appropriate.

Strategy and Alternatives Committee

The purpose of the Strategy and Alternatives Committee is to oversee the Company’s strategic plan, working with management to define and set strategic goals and expectations for the Company, to evaluate strategic opportunities and alternatives available to the Company, including potential mergers, acquisitions, divestitures and other key strategic transactions outside the ordinary course of the Company’s business, and to perform any other activities or responsibilities as may be delegated to the Committee from time to time by the Board. Messrs. Coringrato, Domenik and Fine (chairman) currently serve as members of the Strategy and Alternatives Committee.  A copy of the Charter of the Strategy and Alternatives Committee is posted in the Corporate Governance section of the Investors tab of the Company’s website (www.emcore.com).  The Strategy and Alternatives Committee met three (3) times in fiscal 2017.

Board Attendance at Annual Meetings

The Company requires members of the Board of Directors to attend the Company’s Annual Meetings of Shareholders, absent extraordinary circumstances.  Last year, all of the then-current members of the Board of Directors attended the 2017 Annual Meeting of Shareholders.

Annual Board Evaluations

Pursuant to our Corporate Governance Guidelines and the charter of the Nominating and Corporate Governance Committee, the Nominating and Corporate Governance Committee oversees an annual evaluation of the performance of the Board and each committee of the Board. The evaluation process is facilitated by outside legal counsel and is designed to assess the overall effectiveness of the Board and its committees and to identify opportunities for improving Board and Board committee operations and procedures. The annual evaluations are generally conducted in the first quarter of each calendar year and the results of the annual evaluation are reviewed and discussed by the Board.

Management Succession Planning

The Compensation Committee is responsible for reviewing the Company’s succession plan for the Chief Executive Officer and general management.  In performing these functions, the Compensation Committee, with the assistance of the Chief Executive Officer, periodically assesses senior managers and their succession potential.

Shareholder Communications with the Board

Shareholders may communicate with the Company’s Board of Directors through its Secretary by writing to the following address: Board of Directors, c/o The Secretary, EMCORE Corporation, 2015 W. Chestnut Street, Alhambra, CA, 91803.  The Company’s Secretary will forward all correspondence to the Board of Directors, except for junk mail, mass mailings, product complaints or inquiries, job inquiries, surveys, business solicitations or advertisements, or patently offensive or otherwise inappropriate or redundant material. The Company’s Secretary may forward certain correspondence, such as product-related inquiries, elsewhere within the Company for review and possible response.  A Board member may request to see all shareholder communications at any time.

DIRECTOR COMPENSATION FOR FISCAL YEAR 2017

The Company compensates each non-employee director for service on the Board of Directors.  The following table presents director compensation information for fiscal 2017 for the Company’s non-employee directors who served during any part of fiscal 2017.

Name(1)	Fees Earned or Paid in Cash ($)(2)	Stock Awards ($)(3)		Total ($)
Robert L. Bogomolny	25,430(4)	54,000	(5)	79,430
Ettore J. Coringrato	55,715	96,737	(6)	152,452
Stephen L. Domenik	55,000	119,237	(7)	174,237
Gerald J. Fine, Ph.D.	48,000	213,090	(8)	261,090
Rex S. Jackson	66,500	119,237	(7)	185,737

(1)
The compensation paid to Jeffrey Rittichier, the Company’s Chief Executive Officer, is not included in this table because he was an employee of the Company during his service as director and received no compensation for his service as director. Mr. Rittichier’s compensation is disclosed in the Summary Compensation Table below.

(2)	The amounts in this column reflect the dollar amounts earned or paid in cash for services rendered in fiscal 2017.
(3)
The amounts in this column reflect the grant date fair value of the stock awards granted in fiscal 2017 for (i) services rendered in calendar year 2016, payment of which was made in Common Stock of the Company in January 2017 and (ii) services rendered or to be rendered for the period of January 1, 2017 through March 17, 2018, payment of which was made in restricted stock units granted on March 17, 2017 that vest in full on March 17, 2018, subject to the director’s continued service on the Board through such date. The grant date fair value of the stock awards was determined in accordance with FASB Accounting Standards Codification No. 718 - “Compensation — Stock Compensation” (without regard to estimated forfeitures related to a service based condition) (“ASC 718”).  As of September 30, 2017, each non-employee director held the following number of unvested restricted stock units:  Mr. Bogomolny (0); Mr. Coringrato (7,330); Mr. Domenik (7,330); Dr. Fine (13,100); and Mr. Jackson (7,330).

(4)	Mr. Bogomolny did not stand for re-election as a director of the Company at the Company’s 2017 Annual Meeting of Shareholders, at which time his term of office was completed.
(5)	Represents $54,000 worth of Common Stock received as the Annual Equity Award for service as a director during calendar year 2016.
(6)
Includes: $31,500 worth of Common Stock received as the Annual Equity Award for service as a director for the period of June 2016 through December 2016 and $65,237 worth of restricted stock units received as the Annual Equity Award for service as a director for the period of January 1, 2017 through March 17, 2018.

(7)
Includes: $54,000 worth of Common Stock received as the Annual Equity Award for service as a director during calendar year 2016 and $65,237 worth of restricted stock units received as the Annual Equity Award for service as a director for the period of January 1, 2017 through March 17, 2018.

(8)
Includes: (i) $54,000 worth of Common Stock received as the Annual Equity Award for service as a director during calendar year 2016, (ii) $42,500 worth of Common Stock received as the Annual Chairperson Equity Award for the director’s service as Chairman of the Board during calendar year 2016, (iii) $65,237 worth of restricted stock units received as the Annual Equity Award for service as a director for the period of January 1, 2017 through March 17, 2018 and (iv) $51,353 worth of restricted stock units received as the Annual Chairperson Equity Award for the director’s service as Chairman of the Board for the period of January 1, 2017 through March 17, 2018.

With respect to the fees earned or paid in cash as reflected in the table above, fees were earned and paid on the following basis:

Name	Retainer ($)	Audit Committee ($)	Compensation Committee ($)	NCG Committee ($)	Strategy Committee ($)	Total ($)
Robert L. Bogomolny	17,061	4,611	—	3,689	—	25,361
Ettore J. Coringrato	37,000	7,962	2,306	5,694	3,000	55,962
Stephen L. Domenik	37,000	10,000	5,000	—	3,000	55,000
Gerald J. Fine, Ph.D.	37,000	—	—	3,000	8,000	48,000
Rex S. Jackson	37,000	20,000	9,500	—	—	66,500

With respect to the stock awards as reflected in the table above, awards were earned and paid on the following basis:

Name	Service During Calendar Year 2016 ($)	Service From 1/1/17 through 3/17/18 ($)	Total ($)
Robert L. Bogomolny	54,000	—	54,000
Ettore J. Coringrato	31,500	65,237	96,737
Stephen L. Domenik	54,000	65,237	119,237
Gerald J. Fine, Ph.D.	96,500	116,590	213,090
Rex S. Jackson	54,000	65,2437	119,237

Director Compensation Policy

On March 17, 2017, the Board of Directors, on the recommendation of the Compensation Committee, approved a new compensation policy for the Company’s non-employee directors, the terms of which became effective as of such date (the “New Director Compensation Policy”).  The New Director Compensation Policy entitles each director to the same compensation for their service as a member of the Board as the previously effective director compensation policy (the “Previous Director Compensation Policy”), as follows:

Cash Compensation
All Board Members
Annual Cash Retainer	$37,000
Board Committee Chairpersons
Annual Audit Committee Chairperson Retainer	$20,000
Annual Compensation Committee Chairperson Retainer	$9,500
Annual Nominating and Corporate Governance Committee Chairperson Retainer	$8,000
Annual Strategy and Alternatives Committee Chairperson Retainer	$8,000
Other Board Committee Members
Annual Audit Committee Member Retainer	$10,000
Annual Compensation Committee Member Retainer	$5,000
Annual Nominating and Corporate Governance Committee Member Retainer	$3,000
Annual Strategy and Alternatives Committee Member Retainer	$3,000

Equity Compensation
Annual Equity Award	$54,000
Annual Chairperson Equity Award	$42,500

However, unlike the Previous Director Compensation Policy, under the New Director Compensation Policy the equity awards referenced above will be granted, in the form of restricted stock units, immediately following the Company’s annual meeting of shareholders to each director then in office (rather than, under the Previous Director Compensation Policy, being granted to each director then in office on January 15th (or the first trading day thereafter) of the calendar year following the calendar year of service to which the award related and being fully vested when granted), in a number of restricted stock units equal to the Annual Equity Award or Annual Chairperson Equity Award value set forth above, as applicable, divided by the per-share closing price of the Company’s Common Stock on the date of such annual meeting.  The restricted stock units will vest on the first anniversary of the grant date (or, if the Company’s next annual meeting of shareholders occurs prior to such vesting date, on the day prior to that annual meeting), subject to the non-employee director’s continued service on the Board through such vesting date.  Unvested restricted stock units will also vest upon a director’s earlier termination of employment due to death or disability.  Notwithstanding the foregoing, to account for the service period gap from January 1 to March 17, 2017 resulting from the change to the non-employee director equity awards under the Director Compensation Policy, the Annual Equity Award and Annual Chairperson Equity Award granted in connection with the Company’s Annual Meeting of Shareholders held on March 17, 2017, were determined by dividing (1) the Annual Equity Award and Annual Chairperson Equity Award value set forth above, as applicable, multiplied by a fraction, the numerator of which is 441 (the number of days between (and including) January 1, 2017 to March 17, 2018, the first anniversary of the Company’s 2017 annual meeting of shareholders), and the denominator of which is 365, by (2) the per-share closing price of the Company’s Common Stock on March 17, 2017.  Under the Previous Director Compensation Policy, equity awards were granted to each director then in office on January 15th (or the first trading day thereafter) of the calendar year following the calendar year of service to which the award related and were fully vested when granted.

Cash retainers are paid quarterly in arrears. If a non-employee director serves in the corresponding position for only a portion of the year, the cash retainers will be pro-rated (with the proration based on the number of calendar days in the quarter that the director served as a non-employee director or held the particular position, as the case may be).  Similarly, in the event a person joins the Board and serves as a non-employee director or Chairman for less than a full plan year, the equity compensation is prorated based on the number of calendar months the director served as a non-employee director or Chairperson during the plan year.

In accordance with the Previous Director Compensation Policy, on January 17, 2017, each non-employee director, except Mr. Coringrato, received 6,000 shares of Company Common Stock for services rendered in the 2016 calendar year (calculated by dividing the $54,000 equity award to which each director was entitled under the Previous Director Compensation Policy by $9.00, which was the closing share price of the Company’s Common Stock on January 17, 2017).  Mr. Coringrato, who joined the Board in June 2016, received a pro-rated award of 3,500 shares of Company Common Stock under the Previous Director Compensation Policy (calculated by dividing his prorated equity award of $31,500 by the $9.00 closing share price of the Company’s Common Stock on January 17, 2017).  In addition, pursuant to the Previous Director Compensation Policy, Dr. Fine received an additional 4,722 shares of the Company’s Common Stock for his service as Chairman of the Board (calculated by dividing the $42,500 equity award to which the Chairman is entitled under the Previous Director Compensation Policy by the $9.00 closing share price of the Company’s Common Stock on January 17, 2017).  These shares were all granted under the Company’s 2012 Equity Incentive Plan.

In accordance with the New Director Compensation Policy, on March 17, 2017, each non-employee director (other than Dr. Fine) was granted 7,330 restricted stock units (calculated by dividing (A) the $54,000 equity award to which each director is entitled under the New Director Compensation Policy multiplied by 441/365 by (b) $8.90, which was the closing share price of the Company’s Common Stock on March 17, 2017) for services rendered from the period of January 1, 2017 through March 17, 2018.  Pursuant to the New Director Compensation Policy, Dr. Fine received 13,100 restricted stock units for his service as Chairman of the Board (calculated by (A) multiplying the sum of the $54,000 equity award to which each director is entitled under the New Director Compensation Policy plus the $42,500 equity award to which the Chairman is entitled under the New Director Compensation Policy by 441/365, then (B) dividing by the $8.90 closing share price of the Company’s Common Stock on March 17, 2017).  These shares were all granted under the Company’s 2012 Equity Incentive Plan. Pursuant to the New Director Compensation Policy, all future director equity awards will be made under the Company’s 2012 Equity Incentive Plan.

No director who is also an employee of the Company receives compensation for services rendered as a director.

Director Stock Ownership and Holding Requirements.

Our Board of Directors has adopted a stock ownership policy for directors and executive officers. We believe that this policy aligns the interests of our directors with those of our shareholders by requiring directors to have direct ownership in shares of our Common Stock. The policy requires each of our non-employee directors to own shares of our Common Stock having a value equal to at least three times the annual cash retainer they receive (excluding retainers for committee members and chairpersons).  Each director is required to be in compliance with the required minimum ownership levels within five years after adoption of the policy, which occurred in fiscal 2016, and is required to retain 50% of the net after-tax shares received in respect of equity awards until he is in compliance.

COMPENSATION DISCUSSION AND ANALYSIS

This Compensation Discussion and Analysis describes the material elements of the Company’s executive compensation program and analyzes the compensation decisions made for the executive officers included in the Summary Compensation Table (the “Named Executive Officers”) for the fiscal year ended September 30, 2017 (“fiscal 2017”).

2017 Named Executive Officers

Our Named Executive Officers for fiscal 2017 were:

Jeffrey Rittichier – Chief Executive Officer (our “CEO”)
Jikun Kim – Chief Financial Officer (our “CFO”)
Albert Lu – SVP, Engineering
David Wojciechowski – VP, Sales

Because only four individuals served as our executive officers at any time during fiscal 2017, we have only four Named Executive Officers for fiscal 2017.

We believe fiscal 2017 was a successful year for EMCORE, as indicated by our financial performance during fiscal 2017.  Throughout the year, we achieved strong financial results from continuing operations, resulting primarily from improved manufacturing efficiency and strength in customer orders.  As set forth below, our income from continuing operations increased 216.5% from the fiscal year ended September 30, 2016 (“fiscal 2016”), and our non-GAAP net income increased 176.5% from fiscal 2016.

The table below sets forth some of our key financial metrics for fiscal 2017 compared to fiscal 2016 ($ in millions):

	Fiscal 2017	Fiscal 2016	% Increase
Revenues	$122.9	$92.0	33.6%
Gross Profit	$42.6	$31.0	37.4%
Income from Continuing Operations	$8.3	$2.6	219.2%

The table below sets forth out total shareholder return for fiscal 2017 compared to the Russell Microcap Index for the same period:

	Emcore	Russell Microcap Index	Emcore TSR Relative to RMI TSR
Total Shareholder Return	47.22%	21.25%	121.42%

Executive Compensation Program Highlights

Highlights of our executive compensation program include:

•	Performance-Based Incentive Plans:
o
During fiscal 2017, we implemented our new performance-based long-term equity award program that our Compensation Committee began developing in fiscal 2016 with Compensia, its independent compensation consultant.  Beginning with the initial equity grant made to our Chief Financial Officer in fiscal 2016 and continuing through fiscal 2017, at least 50% of the target number of shares subject to equity awards granted to our Named Executive Officers consisted of performance-based restricted stock units that will vest based on a combination of our relative total shareholder return over a three-year performance period and the executive’s continued employment.

o
During fiscal 2017, we continued with our performance-based annual incentive program design.  With respect to each of our CEO and CFO, 80% of his target bonus opportunity was tied to the Company’s non-GAAP net income performance for fiscal 2017 while the remaining 20% of his target bonus opportunity was tied to identifiable individual performance objectives.  With respect to our SVP, Engineering, 60% of his target bonus opportunity was tied to the Company’s non-GAAP net income performance for fiscal 2017 while the remaining 40% of his target bonus opportunity was tied to identifiable individual performance objectives.  The Company’s VP, Sales, does not participate in our performance-based annual incentive program, and instead participates in our sales commission plan pursuant to which he is eligible to receive quarterly commission bonuses, which are 100% payable based upon the Company’s achievement of specified sales and bookings targets for each quarter. Under our annual incentive program, bonus payouts for outperformance are capped at 120% of the target bonus amount to limit our executives’ maximum bonus potential.  As a result of our achieving a 182.4% increase in non-GAAP net income from fiscal 2016 as set forth in the table below, our performance would have resulted in each of our Named Executive Officers (other than our VP, Sales) receiving a maximum payout equal to 120% of the portion of his bonus opportunity tied to the Company’s non-GAAP net income performance for fiscal 2017.  However, because our non-GAAP net income results for the fourth quarter of fiscal 2017 were below the threshold payment target under our quarterly bonus plan for certain non-executive employees, upon the recommendation of management, the Compensation Committee determined to exercise its discretion and cap each executive’s non-GAAP net income payout at an amount equal to 100% of the target amount rather than 120% of the target amount.  As a result of this discretionary reduction, all of the Named Executive Officers received below-target bonus payments for fiscal 2017 despite our strong performance results described above.

	Fiscal 2017	Fiscal 2016	% Increase
Non GAAP Net Income	$14.4 million	$5.1 million	182.4%

•
We do not have any employment or severance agreements with our Named Executive Officers that provide for “single trigger” cash severance benefits.  Our employment agreements with each of our CEO and our CFO limit cash severance benefits for a qualifying termination of employment to a “1x” multiple, whether or not the qualifying termination of employment is in connection with a change in control. While our employment agreement with our CEO provides for “single trigger” acceleration and immediate vesting of 50% of his outstanding equity awards in the event of a change in control of the Company, we do not have any agreement with our CFO that provides for “single trigger” equity severance benefits. Our other Named Executive Officers are not subject to employment or severance agreements with the Company contractually entitling them to receive any severance benefits in connection with a termination of employment.

•	None of our Named Executive Officers is entitled to a “gross up” of any income or excise taxes.

•	We maintain a clawback policy with respect to incentive compensation as described in more detail below.

•	We maintain a stock ownership policy that subjects our Named Executive Officers and members of our Board of Directors to specified holding requirements.

•	Our Named Executive Officers and members of our Board of Directors are prohibited from engaging in hedging transactions and pledging transactions with respect to Company securities.

Objectives of the Company’s Executive Compensation Program

The Company’s executive compensation program is designed to:

•	attract, motivate, reward and retain highly qualified and talented individuals,
•	motivate executives to improve the overall performance and profitability of the Company and reward them when specific measurable results have been achieved,
•	encourage accountability by determining salaries and a portion of incentive awards based on each executive’s individual performance and contribution,
•
tie incentive awards to performance metrics that we believe drive the performance of the Company’s Common Stock over the long term to further reinforce the linkage between the interests of the Company’s shareholders and employees,

•	link executives’ interests with shareholders’ interests by providing a significant portion of targeted total direct compensation in the form of stock-based incentives, and
•	ensure compensation levels are both externally competitive and internally equitable.

Role of Shareholder Say-on-Pay Votes

Each year, we provide our shareholders the opportunity to cast an advisory vote on our executive compensation program. This annual vote is known as the “say-on-pay” proposal.  At the Company’s 2017 Annual Meeting of Shareholders held on March 17, 2017, approximately 96.1% of the votes cast on the say-on-pay proposal at that meeting were voted in favor of the proposal.  The Compensation Committee believes this high degree of support for our 2017 say-on-pay proposal reflects shareholders’ approval of the significant changes we made to our executive compensation program during fiscal 2016 and that have been maintained and improved during fiscal 2017.

Following our 2016 Annual Meeting of Shareholders, we engaged in significant shareholder outreach efforts concerning our executive compensation program.  We listened to the feedback from our shareholders, and made several changes to our executive compensation program that we believe are consistent with emerging trends in executive compensation best practices and strengthen the pay for performance aspects of our compensation program.

Following the strong say-on-pay results at the 2017 Annual Meeting of Shareholders, we have continued to meet with a significant portion of our institutional shareholders who each individually hold more than 0.5% of our outstanding shares. In general, our shareholders have continued to react positively to the executive compensation and corporate governance changes we implemented.  The most significant changes based on shareholder feedback are highlighted below.

Investor Feedback and Responsive Actions

Based on a review by the Compensation Committee, which included consideration of recommendations of Compensia and feedback from our shareholders, the Compensation Committee has taken the following actions:

What We Heard	Action Taken

Compensation for our executive officers should be heavily weighted towards performance, and 100% of long term-equity awards should not vest solely based on continued employment
In fiscal 2017, at least 50% of the target number of shares subject to equity awards granted to our Named Executive Officers have consisted of performance-based restricted stock units that will vest based on our relative total shareholder return over a three-year performance period.  The equity grant made to our Chief Executive Officer during fiscal 2017 consisted of approximately 59% performance-based stock units that have a three-year performance period and 41% time-based stock units.

Continued with our performance-based annual incentive program design. Even though our strong fiscal 2017 non-GAAP net income performance would have resulted in each of our Named Executive Officers (other than our VP, Sales) receiving a maximum payout equal to 120% of the portion of his bonus opportunity tied to the Company’s non-GAAP net income performance, upon the recommendation of management, the Compensation Committee determined to exercise its discretion and cap each executive’s non-GAAP net income payout at an amount equal to 100% of the target amount because of lower than expected fourth quarter results. As a result of this discretionary reduction, all of the Named Executive Officers received below-target bonus payments for fiscal 2017 despite our strong performance results described above.

No long-term equity award installments should be fully vested on the grant date
At the 2017 Annual Meeting of Shareholders, the Company’s shareholders, upon the recommendation of the Board, approved an amendment to the Company’s 2012 Equity Incentive Plan that requires substantially all awards granted under the 2012 Equity Incentive Plan to have a minimum vesting period of one year and, subject to the Compensation Committee’s discretion to accelerate awards, prohibits any portion of an award to vest earlier than the first anniversary of the grant date of the award.

All performance-based restricted stock units granted in fiscal 2017 will vest based on our relative total shareholder return over a three-year performance period.   All time-based restricted stock units granted in 2017 will vest in equal annual installments on the first four anniversaries of the grant date.  No restricted stock units granted to the Named Executive Officers in fiscal 2017 were fully vested on the grant date.

Our compensation-related corporate governance practices need to be improved	Introduced and maintained a clawback policy that applies to all of the Named Executive Officers.

Introduced and maintained a stock ownership policy with a 3x salary ownership requirement for our Chief Executive Officer and a 1x salary ownership requirement for other Named Executive Officers.  Executive officers are required to retain 50% of the net after-tax shares received in respect of equity awards until they are in compliance.

Expanded and maintained our anti-pledging policy, which also includes a prohibition on hedging transactions

Role of the Compensation Committee

Pursuant to its charter, the Compensation Committee has the authority to determine the amount of compensation given to each of the Named Executive Officers. The Compensation Committee approves the structure of our executive compensation program, and is responsible for administering our equity compensation plans, including approving grants of awards under the plans.  In performing its duties, the Compensation Committee is authorized to consider the recommendations of our Chief Executive Officer when determining the compensation of the other Named Executive Officers.

The elements of our executive compensation program and the compensation amounts payable thereunder to each Named Executive Officer were approved by the Compensation Committee.  All Compensation Committee members are independent under applicable Nasdaq rules, and, except for recommendations made by Mr. Rittichier with respect to the compensation of the other Named Executive Officers (other than himself), no Named Executive Officers had any role in determining the compensation of the Named Executive Officers.

Role of Compensation Consultant

Pursuant to its charter, the Compensation Committee has the authority to engage its own advisors to assist in carrying out its responsibilities.  In fiscal 2016, the Compensation Committee retained Compensia, a national compensation consulting firm, to advise it regarding the amount and types of compensation that we provide to our Named Executive Officers and how our compensation practices compared to the compensation practices of other companies.  In particular, Compensia provided advice to the Compensation Committee and helped it develop the structure of our performance-based long-term equity award program that we implemented in fiscal 2017, provided recommendations on the compensation package for our Chief Financial Officer, helped us develop an updated peer group of companies for fiscal 2017 compensation decisions, and performed a comprehensive compensation survey utilizing the new peer group for Messrs. Rittichier and Kim. In late fiscal 2017, Compensia performed a new comprehensive compensation survey utilizing an updated peer group and provided recommendations to the Compensation Committee regarding compensation for each of our Named Executive Officers for the fiscal year ending September 30, 2018 (“fiscal 2018”) as futher described below. The members of the Compensation Committee considered input from Compensia as one factor in making decisions with respect to executive compensation matters, along with information and analysis they received from management and their own judgment and experience.

The Compensation Committee regularly reviews the services provided by Compensia and performs an assessment at least annually on the independence of Compensia to determine whether the compensation consultant is independent. The Compensation Committee determined that Compensia is independent in providing the Compensation Committee with executive compensation consulting services and that Compensia’s work for the Committee did not raise any conflicts of interest, consistent with SEC rules and Nasdaq listing standards.  In making this determination, the Compensation Committee reviewed information provided by Compensia on the following factors:

•	Any other services provided to the Company by Compensia;
•	Fees received by Compensia from the Company as a percentage of Compensia’s total revenue;
•	Policies or procedures maintained by Compensia to prevent a conflict of interest;
•	Any business or personal relationship between the individual Compensia consultants assigned to the Company relationship and any Compensation Committee member;

•	Any business or personal relationship between the individual Compensia consultants assigned to the Company relationship, or Compensia itself, and the Company’s executive officers; and
•	Any Company stock owned by Compensia or the individual consultants assigned to the Company relationship.

Having reviewed such factors, the Compensation Committee determined that it would be in the best interests of the Compensation Committee and of the Company to ratify and approve the engagement of Compensia as its independent compensation consultant.  Compensia did not perform any services for the Company during fiscal 2017 other than providing advice with respect to executive and director compensation.

Peer Companies

In December 2014, the Compensation Committee engaged Compensia to conduct a comprehensive review of the Company’s peer group of companies, as well as a comprehensive compensation survey utilizing the new peer group.  At that time, the Compensation Committee wanted Compensia to review the Company’s peer group in light of the Company’s sale of its solar and telecommunication business divisions, which resulted in the Company becoming a smaller company.  In performing its analysis, Compensia identified companies with similar revenues and market capitalizations to the Company post-sale in the communications equipment and semiconductor industry.  The December 2014 peer group consisted of the following companies:  Alliance Fiber Optic Products, Inc., Applied Micro Circuits Corporation, ANADIGICS, Inc., Applied Optoelectronics, Inc., AXT, Inc., Clearfield, Inc., Communications Systems, Inc., Exar Corporation, MaxLinear, Inc., Meru Networks, Inc., NeoPhotonics Corporation, Oclaro, Inc., Oplink Communications, Inc., Peregrine Semiconductor Corporation, Pericom Semiconductor Corporation, and Vitesse Semiconductor Corporation.

In September 2016, the Compensation Committee again engaged Compensia to conduct a comprehensive review of the Company’s peer group of companies, as well as a comprehensive compensation survey utilizing a new peer group for Messrs. Rittichier and Kim.  The methodology for selecting our new peer group of companies was to (1) start with the December 2014 peer group, (2) screen out any companies that had been acquired since December 2014, (3) perform a revenue screen of the December 2014 peer group and other publicly traded communications equipment and semiconductor companies with revenues over the last four quarters that were approximately 0.5x to 2.5x the Company’s revenues over the same four quarters, (4) perform a market capitalization screen of the December 2014 peer group and other publicly traded communications equipment and semiconductor companies with 30-day average market capitalizations as of the beginning of September 2016 that were approximately 0.25x to 4x the Company’s 30-day average market capitalization over the same period, and (5) review the peer group of companies used in the prior year by certain proxy advisory firms for potential inclusion as peer group companies if they satisfied the revenue and market capitalization screens described above.

Our objective in selecting the September 2016 peer group of companies was to select a peer group where the Company’s revenue and market capitalization would approximate the 40th to 50th percentile of the peer group of companies.  We also attempted to select peer companies that fit within the parameters of our revenue and market capitalization screen criteria described above, while still retaining the discretion to continue to include certain of the December 2014 peer group companies falling outside of these parameters that we believe have strong business similarities and against whom we compete for talent.  Based on this methodology, we implemented the following changes to our peer group in September 2016:

Removals:		Additions:		September 2016 Peer Group:

•	ANADIGICS, Inc.	•	Digi International Inc.	•	Alliance Fiber Optic Products, Inc.
•	MaxLinear, Inc.	•	DSP Group, Inc.	•	Applied Micro Circuits Corporation
•	Meru Networks, Inc.	•	GigPeak, Inc.	•	Applied Optoelectronics, Inc.
•	Oplink Communications, Inc.	•	GSI Technology, Inc.	•	AXT, Inc.
•	Peregrine Semiconductor Corporation	•	KVH Industries, Inc.	•	Clearfield, Inc.
•	Pericom Semiconductor Corporation	•	MRV Communications, Inc.	•	Communications Systems, Inc.
•	Vitesse Semiconductor Corporation	•	PCTEL, Inc.	•	Digi International Inc.
		•	Zhone Technologies, Inc.	•	DSP Group, Inc.
				•	Exar Corporation
				•	GigPeak, Inc.
				•	GSI Technology, Inc.
				•	KVH Industries, Inc.
				•	MRV Communications, Inc.
				•	NeoPhotonics Corporation
				•	Oclaro, Inc.
				•	PCTEL, Inc.
				•	Zhone Technologies, Inc.

In September 2016, Compensia reviewed the compensation levels for each of Mr. Rittichier and Mr. Kim, utilizing the Company’s September 2016 peer group.  The analysis covered base salary, target bonus as a percent of salary, target total cash compensation, total long term incentive compensation value and target total direct compensation relative to each company in the September 2016 peer group.

In September 2017, the Compensation Committee again engaged Compensia to conduct a comprehensive review of the Company’s peer group of companies, as well as a comprehensive compensation survey utilizing the new peer group for each of our Named Executive Officers.  Our methodology for selecting our new peer group of companies was again to (1) start with the September 2016 peer group, (2) screen out any companies that had been acquired since September 2016, (3) perform a revenue screen of the September 2016 peer group and other publicly traded communications equipment and semiconductor companies with revenues over the last four quarters that were approximately 0.5x to 2.5x the Company’s revenues over the same four quarters, (4) perform a market capitalization screen of the September 2016 peer group and other publicly traded communications equipment and semiconductor companies with 30-day average market capitalizations as of the beginning of September 2017 that were approximately 0.25x to 4x the Company’s 30-day average market capitalization over the same period, and (5) review the peer group of companies used in the prior year by certain proxy advisory firms for potential inclusion as peer group companies if they satisfied the revenue and market capitalization screens described above.

Our objective in selecting the September 2017 peer group of companies was to select a peer group where the Company’s revenue and market capitalization would approximate the 40th to 50th percentile of the peer group of companies.  We also attempted to select peer companies that fit within the parameters of our revenue and market capitalization screen criteria described above, while still retaining the discretion to continue to include certain of the September 2016 peer group companies falling outside of these parameters that we believe have strong business similarities and against whom we compete for talent.  Based on this methodology, we implemented the following changes to our peer group:

Removals:		Additions:		New September 2017 Peer Group:

•	Alliance Fiber Optic Products, Inc.	•	Aerohive Networks, Inc.	•	Aerohive Networks, Inc.
•	Applied Micro Circuits Corporation	•	CEVA, Inc.	•	Applied Optoelectronics, Inc.
•	Communications Systems, Inc.	•	Pixelworks, Inc.	•	AXT, Inc.
•	Exar Corporation	•	Quantenna Communications, Inc.	•	CEVA, Inc.
•	GigPeak, Inc.	•	Sonus Networks, Inc.	•	Clearfield, Inc.
				•	Digi International Inc.
				•	DSP Group, Inc.
				•	GSI Technology, Inc.
				•	KVH Industries, Inc.
				•	MRV Communications, Inc.
				•	NeoPhotonics Corporation
				•	Oclaro, Inc.
				•	PCTEL, Inc.
				•	Pixelworks, Inc.
				•	Quantenna Communications, Inc.
				•	Sonus Networks, Inc.
				•	Zhone Technologies, Inc.

In September 2017, Compensia reviewed the compensation levels for each of the Named Executive Officers, utilizing the Company’s new September 2017 peer group.  The analysis covered base salary, target bonus as a percent of salary, target total cash compensation, total long-term incentive compensation value and target total direct compensation relative to each company in the September 2017 peer group.

The purpose of the September 2016 and September 2017 compensation reviews was to provide the Compensation Committee with information on the compensation practices and program designs at peer companies.  This information is used by the Compensation Committee to inform its decision making process with respect to the compensation amounts for the Named Executive Officers.  However, the Compensation Committee does not rigidly adhere to a benchmarking strategy in setting compensation amounts for the Named Executive Officers.  Instead, the peer group compensation information is used as one of the data points for the Compensation Committee to make subjective compensation decisions using its business judgment after considering a number of factors, including our objectives of attracting and motivating highly qualified executives, holding executives accountable and rewarding them for individual performance, and ensuring that compensation levels are externally competitive and internally equitable.

Based on the September 2016 compensation review, the Compensation Committee believed that Mr. Rittichier’s base salary and total targeted direct compensation (which includes base salary, target annual incentive bonus and grant date value of long-term incentive awards) for fiscal 2016 were both significantly below the 25th percentile level of base salary and total targeted direct compensation paid by the members of our September 2016 peer group to similarly situated executives.  Based in part on the findings of Compensia regarding Mr. Rittichier’s compensation relative to his peers, along with an assessment of Mr. Rittichier’s significant efforts towards the Company’s improved operational and financial performance and to promote his continued retention, the Compensation Committee determined to increase Mr. Rittichier’s base salary effective in October 2016 and to increase the grant date value of his fiscal 2017 long-term equity award relative to the value of his equity award granted in fiscal 2016. However, in order to reinforce the performance-based nature of Mr. Rittichier’s long-term equity awards, the increased grant date value of his fiscal 2017 equity award was allocated solely to performance-based restricted stock units, resulting in approximately 59% of Mr. Rittichier’s fiscal 2017 award consisting of performance-based restricted stock units.

Based on the September 2016 compensation review, the Compensation Committee believed that Mr. Kim’s base salary and target annual incentive amounts established in his employment agreement were at approximately the 50th percentile level of the base salary and target annual incentive amounts paid by the members of our September 2016 peer group to similarly situated executives.  As described in more detail below, the grant date value of Mr. Kim’s initial equity award, which was allocated 50% as a time-based equity award and 50% as a performance-based equity award, was set above the 75th percentile of the grant date value of long-term incentive awards made by the members of our peer group of companies to similarly situated executives.  This is largely because Mr. Kim’s initial equity award was intended to cover a period of two years and represented an amount of potential equity greater than would have been granted if the award were intended to cover a one-year period, and no additional equity awards were granted to Mr. Kim in fiscal 2017 (other than the performance-based portion of his initial award that was granted in fiscal 2017 once we finalized the structure of our performance-based equity program).  Mr. Kim will be eligible to receive another regular annual equity grant based on our long-term incentive compensation program following the fiscal year ending September 30, 2018. We believe this two-year award structure was critical in attracting Mr. Kim to join the Company, and provided him with a meaningful equity incentive that links his interests to those of the Company’s shareholders.

Based on the September 2017 compensation review, the Compensation Committee believes that Mr. Rittichier’s, Mr. Kim’s, Mr. Lu’s and Mr. Wojciechowski’s base salary amounts were at approximately the 60th, 60th, 35th and 25th percentile levels, respectively, of the base salary amount paid by the members of our September 2017 peer group to similarly situated executives.  Based on the September 2017 compensation review, the Compensation Committee believes that Mr. Rittichier’s, Mr. Kim’s, Mr. Lu’s and Mr. Wojciechowski’s target total annual cash compensation opportunities were at approximately the 55th, 55th, 25th and 25th percentile levels, respectively, of the target total annual cash compensation opportunities paid by the members of our September 2017 peer group to similarly situated executives. As a result of these and other factors, the Compensation Committee made a determination in October 2017 to increase Mr. Lu’s base salary from $241,362 to $280,000, and to increase Mr. Lu’s target bonus opportunity from 25% of his annual base salary to 40% of his annual base salary, which collectively would cause his target total annual cash compensation opportunity to be at approximately the 42nd percentile level of the target total annual cash compensation opportunities paid by the members of our September 2017 peer group to similarly situated executives. Even though Mr. Wojciechowski’s target total annual cash compensation opportunities were similarly at the 25th percentile level relative to peer executives, the Compensation Committee determined not to make any increase to his base salary or target bonus because, unlike the other Named Executive Officers, Mr. Wojchiechowski is a participant in the Company’s sales commission plan pursuant to which he is eligible to receive quarterly commission bonuses that are payable upon the achievement of specified sales and bookings targets for each quarter.  As described below, Mr. Rittichier, Mr. Kim and Mr. Wojciechowski did not receive any base salary or target bonus increase for our 2018 fiscal year.

Employment Agreements with Messrs. Rittichier and Kim

In an effort to further promote the retention of Messrs. Rittichier and Kim, the Compensation Committee previously approved an executive employment agreement with Mr. Rittichier in connection with his appointment as our Chief Executive Officer effective January 3, 2015 and approved an executive employment agreement with Mr. Kim in connection with his appointment as our Chief Financial Officer effective June 20, 2016.  Each employment agreement provides that the respective officer’s employment is “at-will” and may be terminated by Mr. Rittichier or Mr. Kim, as applicable, or by the Company at any time with or without cause, subject only to the severance obligations that are discussed in greater detail under the “Executive Compensation - Potential Payments upon Termination or Change-in-Control” section of this Proxy Statement.  Under the terms of each employment agreement, the initial base salary of each of Mr. Rittichier or Mr. Kim was established as described in more detail below.  The base salary of each of Mr. Rittichier or Mr. Kim will continue to be determined annually by the Compensation Committee, which may, in its sole and absolute discretion, increase Mr. Rittichier’s or Mr. Kim’s base salary, but may not decrease it below Mr. Rittichier’s or Mr. Kim’s initial base salary without Mr. Rittichier’s or Mr. Kim’s consent, as applicable.  In addition, each of Mr. Rittichier and Mr. Kim are entitled to participate in any of the Company’s annual bonus or pay-for-performance plans, with Mr. Rittichier entitled to a target annual cash bonus of 80% of his base salary and Mr. Kim entitled to a target annual cash bonus of 50% of his base salary.  Each of Mr. Rittichier or Mr. Kim will be eligible for equity awards under the Company’s equity award plans covering senior executives, in each case, as may be in effect from time to time and as approved by the Compensation Committee in its sole and absolute discretion.  In the event a payment or benefit provided under the employment agreement would constitute a “parachute payment” within the meaning of Section 280G of the Internal Revenue Code of 1986, as amended (the “Code”), then such payment or benefit will be limited as provided in the employment agreement.  None of the employment agreements provide for any tax “gross up” or similar payment for any excise taxes that may be triggered by the payment of any parachute payments.

None of the other Named Executive Officers is a party to any employment agreement with the Company.

Base Salary

Base salaries for the Named Executive Officers are determined based upon job responsibilities, level of experience, individual performance, and the peer group compensation information described above. No Named Executive Officers are entitled to any automatic base salary increases, and all base salary increases are determined by the Compensation Committee in its discretion.  The Compensation Committee reviews any proposed salary increase for our Chief Executive Officer in executive session without Company management present.

Mr. Rittichier was appointed as our Chief Executive Officer in January 2015 and, in connection with his appointment, the Compensation Committee established his annual base salary level at $325,000.  As described above, as part of its September 2016 compensation review, the Compensation Committee determined to increase Mr. Rittichier’s base salary from $325,000 to $425,000, effective in October 2016 for fiscal 2017.  The Compensation Committee determined to make this increase based on an assessment of Mr. Rittichier’s significant efforts towards the Company’s improved operational and financial performance and to promote Mr, Rittichier’s continued retention in light of the fact that Mr. Rittichier’s $325,000 fiscal 2016 base salary and fiscal 2016 total targeted direct compensation were significantly below the 25th percentile level for similarly situated executives at our peer group of companies. The Compensation Committee reviewed Mr. Rittichier’s base salary in October 2017 and determined not to make any increases to Mr. Rittichier’s base salary for fiscal 2018.

Mr. Kim was appointed as our Chief Financial Officer in June 2016 and, in connection with his appointment, the Compensation Committee established his annual base salary level at $305,000. The Compensation Committee believed, in its subjective judgment, that this level of base salary for Mr. Kim was appropriate in order to attract and retain Mr. Kim as the Company’s Chief Financial Officer.  The Compensation Committee reviewed Mr. Kim’s base salary in October 2017 and determined not to make any increases to Mr. Kim’s base salary for fiscal 2018.  Mr. Kim’s current base salary remains $305,000.

As described above, the Compensation Committee determined in October 2017 to increase Mr. Lu’s base salary from $241,362 to $280,000 based on an assessment of Mr. Lu’s significant efforts towards the Company’s performance and the fact that Mr. Lu’s $241,362 fiscal 2017 base salary and fiscal 2017 total targeted annual cash compensation were significantly below the 50th percentile level, and in the case of fiscal 2017 total targeted annual cash compensation, at approximately the 25th percentile level, for similarly situated executives at our peer group of companies.

Like Messrs. Rittichier and Kim, the Compensation Committee determined not to make any increases to Mr. Wojchiechowski’s base salary for fiscal 2018.

Annual Cash Incentives

In General.  Typically, the Company establishes a cash incentive plan each fiscal year which provides the Company’s executive officers an opportunity to receive an annual cash payment in addition to their base salaries.  The purpose of the cash incentive plan is to drive overall effectiveness and productivity by motivating the executives to achieve specified Company financial and identifiable individual performance goals that support the Company’s strategic business objectives and goals of achieving increased profitability. By linking a significant portion of an executive’s annual cash compensation opportunity to the achievement of the Company’s strategic objectives, as well as the individual’s performance, the individual’s compensation is closely tied to the success of the Company.  We believe that providing annual cash incentive opportunities is a key component of maintaining a competitive executive compensation program.

2017 Cash Bonus Plan Structure.  On December 14, 2016, the Board, following the recommendation of the Company’s Compensation Committee, approved the EMCORE Corporation Fiscal 2017 Bonus Plan (the “2017 Bonus Plan”). Under the 2017 Bonus Plan, the Company’s Named Executive Officers (other than Mr. Wojciechowski) were eligible to receive cash bonus awards that are determined based on the achievement of a specified financial performance goal for the Company as well as individual performance goals for each Named Executive Officer.  Mr. Wojchiechowski did not participate in the 2017 Bonus Plan because he is a participant in the Company’s sales commission plan pursuant to which he is eligible to receive quarterly commission bonuses that are payable upon the achievement of specified sales and bookings targets for each quarter.

With respect to Mr. Rittichier and Mr. Kim, 80% of his annual cash bonus opportunity is based on the Company’s achievement of a non-GAAP net income target.  With respect to Mr. Lu, 60% of his annual cash bonus opportunity is based on the Company’s achievement of a non-GAAP net income target.  The amount of cash bonus payable to each executive officer under the 2017 Bonus Plan based on non-GAAP net income performance may range from 0% to 120% of the portion of the executive’s target bonus opportunity that is tied to non-GAAP net income, as illustrated by the table below.

Non-GAAP Net Income Achieved (% of Target)	Non-GAAP Net Income Bonus Amount Funding Percentage (%)
<80%	0%
80%	60%
90%	80%
95%	95%
100%	100%
120%	120%
>120%	120%
Bonus amounts for performance results between the percentages listed in the table are determined by straight line linear interpolation

The maximum cash bonus payable to each executive officer under the 2017 Bonus Plan based on non-GAAP net income performance is equal to 120% of the portion of the executive’s target bonus opportunity that is tied to non-GAAP net income. The Compensation Committee determined to cap bonus payouts for outperformance at 120% of the target bonus amount to limit our executives’ maximum bonus potential.

The Compensation Committee established non-GAAP net income targets as the Company performance goal because it believes these financial performance metrics are the best indicators of the Company’s performance each fiscal year. For purposes of the 2017 Bonus Plan, “non-GAAP net income” means the Company’s net income for fiscal 2017, as determined under generally accepted accounting principles in the United States, adjusted to eliminate the impact of (1) discontinued operations, (2) litigation expenses associated with any material pending arbitration or litigation matters, (3) expenses incurred by or on behalf of the Strategy and Alternatives Committee of the Board of Directors, including in connection with proposed acquisitions or divestitures, (4) severance and restructuring charges and (5) stock-based compensation expense.

The remaining 20% of the annual cash bonus opportunity for Mr. Rittichier and Mr. Kim, and the remaining 40% of the annual cash bonus opportunity for Mr. Lu, is based on each executive’s achievement of individual performance goals. The amount of cash bonus payable to each executive officer for the achievement of individual goals may similarly range from 0% to 120% of the portion of the executive’s target bonus opportunity that is tied to the individual performance goals.

Under the 2017 Bonus Plan, the aggregate target bonus opportunity for Mr. Rittichier was 80% of his annual base salary at the end of the fiscal year, the aggregate target bonus opportunity for Mr. Kim was 50% of his annual base salary at the end of the fiscal year and the aggregate target bonus opportunity for Mr. Lu was 25% of his annual base salary at the end of the fiscal year.  Bonuses, if any, under the 2017 Bonus Plan are payable in cash no later than March 15, 2018.

In December 2016, the Compensation Committee established a non-GAAP net income target for the 2017 Bonus Plan of $9.6 million. This target represented an approximate 88% increase over our actual non-GAAP net income of $5.1 million achieved for fiscal 2016, which the Compensation Committee believes demonstrates the rigor of this performance target.  The Company’s actual non-GAAP net income for fiscal 2017 was approximately $14.4 million, which represented a 182.4% increase in non-GAAP net income from fiscal 2016 and resulted in us achieving greater than 120% of the non-GAAP net income target. Notwithstanding the foregoing, because certain non-executive officer employees of the Company eligible for quarterly cash bonus payments under the fiscal 2017 bonus plan did not receive a bonus for the fourth quarter of fiscal 2017 because the Company had not met its quarterly non-GAAP net income goal for that quarter, the Compensation Committee, in the exercise of its discretion and based on the recommendation of management, determined that the portion of each of Messrs. Rittichier’s, Kim’s and Lu’s bonus tied to the Company’s non-GAAP net income performance would be payable at an amount equal to 100% of the target amount rather than 120% of the target amount even though the Company met the non-GAAP net income goal established for the 2017 bonus plan at greater than 120% of the goal. Mr. Rittichier and the other members of management recommended this discretionary reduction to the executive bonus amounts because they did not believe it was equitable for the executives to receive maximum non-GAAP net income bonus payments for fiscal 2017 when less senior employees did not receive a non-GAAP net income bonus payment for the fourth quarter of fiscal 2017. The Compensation Committee believes the decision to exercise discretion to reduce the executive bonus payments reinforces its pay-for-performance philosophy and serves as an incentive for the executives to improve on our fourth quarter non-GAAP net income performance in fiscal 2018.

2017 Cash Bonus for Mr. Rittichier.  As described above, Mr. Rittichier received 100% of his portion of his bonus opportunity that was tied to the Company’s non-GAAP net income performance.  Mr. Rittichier had three specific individual performance goals for fiscal 2017 that were based on (1) developing a revenue pipeline with respect to a specified product line, (2) developing a revenue pipeline with respect to a second specified product line, and (3) executing an organizational buildout plan.  The Compensation Committee reviewed Mr. Rittichier’s performance against the performance goals and determined that he achieved 100% of two of the objectives and 60% of another objective, resulting in an 82% weighted average payout factor for the portion of his bonus opportunity that was tied to his individual performance goals.  Mr. Rittichier’s actual bonus payout under the 2017 Bonus Plan was $327,760 in total, which was approximately 96% of his target bonus opportunity for fiscal 2017.

2017 Cash Bonus for Mr. Kim.  As described above, Mr. Kim received 100% of his portion of his bonus opportunity that was tied to the Company’s non-GAAP net income performance.  Mr. Kim had six specific individual performance goals for fiscal 2017 that were based on (1) timely and accurately filing all of the Company’s required SEC reports and tax filings, (2) readiness for government cost accounting requirements, (3) executing on a functional organizational realignment, (4) executing a letter of intent for a strategic transaction, (5) developing and implementing a return-on-investment calculator, and (6) increasing aggregate asset turnover. The Compensation Committee, with input from Mr. Rittichier, reviewed Mr. Kim’s performance against the performance goals and determined that he achieved 100% of four of the objectives, 75% of one of the objectives and 0% of another objective, resulting in a 78% weighted average payout factor for the portion of his bonus opportunity that was tied to his individual performance goals.  Mr. Kim’s actual bonus payout under the 2017 Bonus Plan was $145,638 in total, which was approximately 96% of his target bonus opportunity for fiscal 2017.

2017 Cash Bonus for Mr. Lu.  As described above, Mr. Lu received 100% of his portion of his bonus opportunity that was tied to the Company’s non-GAAP net income performance.  Mr. Lu had seven specific individual performance goals for fiscal 2017 that were based on (1) completing the Company’s transition of facilities in China and reaching certain transition targets, (2) restructuring the Company’s engineering function, (3) developing design engineering capabilities in China, (4) expediting certain development projects, (5) reducing the cost of specified products, (6) completing certain engineering platform projects by specified deadlines and (7) achieving certain product design goals with respect to certain specified products. The Compensation Committee, with input from Mr. Rittichier, reviewed Mr. Lu’s performance against the performance goals and determined that he achieved 100% of two of the objectives, 75% of three of the objectives and 50% of two of the objectives, resulting in a 75% weighted average payout factor for the portion of his bonus opportunity that was tied to his individual performance goals.  Mr. Lu’s actual bonus payout under the 2017 Bonus Plan was $54,306 in total, which was approximately 90% of his target bonus opportunity for fiscal 2017.

2017 Cash Bonus for Mr. Wojciechowski.  Mr. Wojchiechowski is a participant in the Company’s sales commission plan pursuant to which he is eligible to receive quarterly commission bonuses that are payable upon the achievement of specified sales and bookings amounts for each quarter.

Long-Term Stock-Based Incentives

In General.  The Company believes that stock-based incentives are an effective means for aligning the interests of our executives with the interests of our shareholders and that the long-term compensation of the Company’s Named Executive Officers should be linked to the value provided to our shareholders.  In addition, we use stock-based compensation as a retention tool.  Because the stock awards generally vest over a multi-year period, they provide our executives with an ongoing incentive to continue their employment with the Company and to maximize shareholder value. Long-term stock-based incentives granted to our executives for the last several years have been structured in the form of restricted stock unit awards.  Restricted stock unit awards are designed to link executives’ interests with those of the Company’s shareholders because the value of the awards is based on the value of the Common Stock.  In addition, they provide a long-term retention incentive throughout the vesting period because the restricted stock units generally have value regardless of stock price volatility.

Fiscal 2017 Awards for Named Executive Officers.  In granting equity awards to our Named Executive Officers other than Mr. Kim, the Compensation Committee used its judgment and discretion to determine the appropriate value of each award at the time it was granted, and reviewed each executive’s individual performance and the performance of the Company in the prior fiscal year, as well as the peer group compensation information described above. For the Named Executive Officers other than Mr. Kim,  at least 50% of the target number of shares subject to the awards have consisted of performance-based restricted stock units that will vest based on our relative total shareholder return over a three-year performance period (and for our CEO, 59% of his fiscal 2017 award consisted of performance-based restricted stock units).

For Mr. Kim, he was granted an initial equity award pursuant to the terms of his employment agreement entered into in June 2016 in connection with his appointment as our Chief Financial Officer.  In determining the appropriate value of this award, the Compensation Committee used its judgment and discretion, and considered the results of negotiations with Mr. Kim, the size of historical initial equity award grants made to other senior executives, the recommendations of Compensia, and the peer group compensation information described above. Fifty-percent of the total number of shares subject to Mr. Kim’s equity award were time-based restricted stock units that were granted in June 2016.  The remaining 50% of the total number of shares subject to Mr. Kim’s equity award were performance-based restricted stock units that were granted in October 2016 once we finalized the structure of our performance-based equity program.  Because Mr. Kim’s new hire performance-based restricted stock units were granted during our 2017 fiscal year, these awards are reported in this year’s Summary Compensation Table and Grants of Plan-Based Awards Table below, even though they relate to compensation granted in connection with his appointment in fiscal 2016.  Mr. Kim’s initial equity award was structured as a two-year award, and unlike the other Named Executive Officers, Mr. Kim was not awarded any new equity awards for his employment during fiscal 2017.

Performance-Based Program Design.  The performance-based restricted stock units will vest based on a combination of our relative total shareholder return over a three-year performance period and the executive’s continued employment.  We chose relative total shareholder return as the applicable performance measure because (1) we believe it will incentivize the Named Executive Officers to focus on and grow our returns for shareholders, and (2) it is an objective and easily understandable performance metric that is different than the earnings-based performance measure used under our annual cash incentive program.

Relative total shareholder return is measured against the companies in the Russell Microcap Index, which is a capitalization-weighted index of 2,000 small cap and micro cap stocks.  We chose to measure our performance against the Russell Microcap Index because we wanted to measure our performance against a broad index of relatively similarly sized companies in which investors may choose to invest and measure performance against, instead of measuring our performance against the much smaller group of compensation peers described above, substantially all of which are included in the Russell Microcap Index.

The performance-based restricted stock units that were granted by the Company to Mr. Rittichier and Mr. Kim in October 2016 were granted in three substantially equal tranches, each consisting of approximately one-third of the total target number of performance shares subject to the award.  The first tranche is eligible to vest based on our relative total shareholder return performance over the one-year period following the grant date, the second tranche is eligible to vest based on our relative total shareholder return performance over the two-year period following the grant date, and the third tranche is eligible to vest based on our relative total shareholder return performance over the three-year period following the grant date.  Any shares that do not vest at the end of the applicable performance period will be forfeited. Since the Company had not previously issued performance-based awards to its executive officers, it structured the initial grant in three tranches to serve as a bridge and tie executive compensation to the Company’s performance in each of the three fiscal years in the three-year performance period. The performance-based restricted stock units that were granted by the Company to Mr. Lu and Mr. Wojciechowski in December 2016 consisted of one tranche that is eligible to vest based on the Company’s relative total shareholder return performance for the three-year period following the grant date and will cliff vest at the end of such three-year performance period. The Company anticipates that any future grants of performance-based restricted stock units to any of its Named Executive Officers, including Mr. Rittichier and Mr. Kim, would consist of one tranche that is eligible to vest based on the Company’s relative total shareholder return performance for the three-year period following the grant date and will cliff vest at the end of such three-year performance period.  Consistent with this expectation, in December 2017, Mr. Rittichier, Mr. Lu and Mr. Wojciechowski were each granted fiscal 2018 awards of 40,000, 14,000 and 10,000 performance-based restricted stock units, respectively, that in each case consist of one tranche that is eligible to vest based on the Company’s relative total shareholder return performance for the three-year period following the grant date and will cliff vest at the end of such three-year performance period.

100% of the target number of shares subject to each tranche of the grants made in October 2016 and December 2016 will vest if our total shareholder return performance equals that of the Russell Microcap Index for the applicable performance period.  If our total shareholder return exceeds that of the Russell Microcap Index for the applicable performance period, the target number of shares subject to each tranche that will vest is increased by 2% for each 1% of overperformance, subject to a maximum payout equal to 200% of the target number of shares in the tranche.  Similarly, if our total shareholder return is less than that of the Russell Microcap Index for the applicable performance period, the target number of shares subject to each tranche that will vest is decreased by 2% for each 1% of underperformance, so that the award has a parallel upside leverage opportunity and downside penalty for underperformance.  The payout matrix for the performance-based restricted stock unit awards can be illustrated as follows:

Total Shareholder Return for the Performance Period Relative to the Total Shareholder Return for the Russell Microcap Index	% of Target Number of Units in Applicable Tranche Becoming Vested and Nonforfeitable
<50% of Index	0%
50% of Index	0%
60% of Index	20%
80% of Index	60%
100% of Index	100%
120% of Index	140%
140% of Index	180%
150% of Index	200%
>150% of Index	200%
Payout amounts for performance results between the percentages listed in the table are determined by straight line linear interpolation

Time-Based Equity Awards for Named Executive Officers. Each of our Named Executive Officers (other than Mr. Kim) also received a time-based restricted stock unit award in fiscal 2017 that vests 25% in four equal annual installments on the first four anniversaries of the grant date, subject to the Named Executive Officer’s continued employment with the Company through the applicable vesting date.  No portion of these awards was immediately vested on the grant date.

Amendment to J. Rittichier Awards.  On September 29, 2017 (which was just prior to the end of our 2017 fiscal year), we amended Mr. Rittichier’s 2017 equity award so that it consisted of a combination of restricted stock units and shares of restricted stock.  The 2012 Equity Incentive Plan has separate sub-limits for restricted stock unit and restricted stock awards, and this amendment was done to unambiguously comply with the fiscal year sub-limits on restricted stock units contained in the 2012 Equity Incentive Plan.  As a result of this amendment, Mr. Rittichier’s 2017 equity award now consists of a combination of time- and performance-based restricted stock units and restricted shares.  This amendment has had no impact on the value of the original 2017 equity award to Mr. Rittichier or on the time- and performance-based vesting requirements applicable to the original award, and we do not believe that Mr. Rittichier benefits in any way from this amendment.  However, because this amendment was treated as a modification of the original award under applicable accounting rules, the original award is required to be reported as two separate grants in this year’s Summary Compensation Table and Grants of Plan-Based Awards Table below.  The Compensation Committee did not intend to award Mr. Rittichier any additional compensation in connection with this amendment.

Payouts of First Tranche of CEO and CFO Performance Units.  The performance period for the first tranche of performance-based restricted stock units granted to Messrs. Rittichier and Kim ended after the end of our 2017 fiscal year on October 17, 2017.  We achieved a total shareholder return of 61.64% for the first performance period compared to a total shareholder return of 20.28% for the Russell Microcap Index for the first performance period, yielding a total shareholder return ratio relative to the Russell Microcap Index of 134.39%.  As a result of significantly outperforming the Index during the performance period, 168.77% of the target number of shares subject to the first tranche of Messrs. Rittichier’s and Kim’s awards became vested and payable.  We believe this payout is evidence of the performance contingent nature of our executive compensation program design at work—the executives were able to earn an above-target award payout only because our total shareholder return outperformed the Russell Microcap Index.

Company Benefits

The Company’s benefits are an important tool in our ability to attract and retain outstanding employees throughout the Company.  As a business matter, we weigh the benefits we need to offer to remain competitive and attract and retain talented employees against the cost of the benefits.  Benefit levels are reviewed periodically to ensure they are cost-effective and competitive and support the overall needs of Company employees.

This section describes the benefits that the Company provides to key executives and notes those instances when benefits for the Named Executive Officers differ from the general plan. In some instances, we also describe the programs we offer across the Company as context to specific discussions about executive benefits.

Medical, Dental, and Vision Benefits

The Company offers a standard benefits package to all of its eligible employees, which includes medical, dental, and vision coverage.  The Named Executive Officers are also eligible to receive supplemental health benefit coverage that is not made available to other employees.

Company-Sponsored Retirement Plan

The EMCORE Corporation 401(k) Plan (the “401(k) Plan”) is a defined contribution plan that is designed to comply with the Employee Retirement Income Security Act of 1974, as well as federal and state legal requirements.  The 401(k) Plan is designed to provide retirement benefits to eligible employees of the Company.  Participants in the 401(k) Plan may elect to reduce compensation by a specific percentage, which is contributed to the participant’s 401(k) Plan account on a pre-tax basis as a salary deferral.

Employees, including the Company’s Named Executive Officers, may elect to contribute to the 401(k) Plan through salary reduction up to the yearly maximum tax-deductible deferral allowed pursuant to IRS regulations.  A participant may elect to defer between 1-30% of his or her compensation per pay period.  Each participant is able to direct his or her investment into any of the available investment options.  Participants’ contributions are vested at 100%.

The Company may provide a discretionary match of 50% of the first 6% of a participant’s contribution to the 401(k) Plan, and this matching contribution vests over a five year period, based on the participant’s continuing service during such period.

Employee Stock Purchase Plan

The Company offers all eligible employees, including the Company’s Named Executive Officers, the opportunity to acquire an ownership interest in the Company by purchasing shares of Common Stock through a tax-qualified employee stock purchase plan (“ESPP”). Under the ESPP, an eligible employee may withhold, through payroll deductions, up to 10% of his or her eligible earnings, up to certain maximums, to be used to purchase shares of Common Stock at certain plan-defined dates.  The option price is set at 85% of the average of the high and low price for Common Stock on either the first or last day of the applicable offering period under the ESPP, whichever is lower.

Officer and Director Share Purchase Plan

In January 2011, the Compensation Committee of the Board of Directors approved an Officer and Director Share Purchase Plan (the “ODPP”), which allows executive officers and directors of the Company to purchase shares of Common Stock at fair market value in lieu of salary or, in the case of directors, director fees. Eligible individuals may voluntarily participate in the ODPP by authorizing payroll deductions or, in the case of directors, deductions from director fees for the purpose of purchasing shares of Common Stock. Elections to participate in the ODPP may only be made during open trading windows under the Company’s insider trading policy and when the participant does not otherwise possess material non-public information concerning the Company.

Severance Benefits

Messrs. Rittichier and Kim.  In an effort to further promote the retention of the Company’s Named Executive Officers, the Company previously entered into an executive employment agreement with Mr. Rittichier in connection with his appointment as our Chief Executive Officer effective January 3, 2015, and approved an executive employment agreement with Mr. Kim in connection with his appointment as our Chief Financial Officer effective June 20, 2016.  These agreements set forth each executive’s severance benefits for a qualifying termination by us without good “cause” or by the executive for “good reason” (as those terms are defined in each executive’s employment agreement). We do not believe that the Named Executive Officers should be entitled to receive their cash severance benefits merely because a change in control transaction occurs, and a change in control does not, in and of itself, entitle any Named Executive Officer to receive cash severance benefits (i.e., these severance benefits are “double-trigger” benefits).

In accordance with the terms of these agreements, Messrs. Rittichier and Kim are eligible to receive certain severance benefits for a qualifying termination of employment, including continued payment of base salary for a period of one year, payment of the executive’s target annual bonus for the year of termination over a period of one year, and payment of certain continuing health benefits for one year.  Each executive’s cash severance benefits are based on a “1x” multiple, and the cash severance benefits will not increase if the qualifying termination occurs in connection with a change in control of the Company.

Under the terms of his employment agreement, Mr. Rittichier would be entitled to acceleration and immediate vesting of 50% of his outstanding equity awards in the event of a change in control of the Company and would be entitled to acceleration and immediate vesting of 50% of his outstanding equity awards (excepting those which were previously vested due to a change in control) which have not vested as of his termination date in the event he experiences a qualifying termination of employment within twelve months following a change in control.  We eliminated this partial single-trigger equity vesting provision in Mr. Kim’s employment agreement, and instead provided that Mr. Kim would be entitled to acceleration and immediate vesting of 100% of his outstanding equity awards which have not vested as of his termination date (with any performance-based awards vesting at a minimum of the target performance level) in the event he experiences a qualifying termination of employment within twelve months following a change in control.  As a result, all of Mr. Kim’s severance benefits are “double trigger” benefits.

In the event a payment or benefit provided under these employment agreements would constitute a “parachute payment” within the meaning of Section 280G of the Code, then such payment or benefit will be limited as provided in the employment agreements.  The employment agreements for Messrs. Rittichier and Kim do not provide for any tax “gross up” or similar payment for any excise taxes that may be triggered by the payment of any parachute payments.

In order to receive any severance benefits under their employment agreements, Messrs. Rittichier and Kim must execute a general release agreement releasing the Company from any liability or obligation to the executive, and comply with the restrictive covenants included in the employment agreements.

For more information regarding potential payments that may be made to Messrs. Rittichier and Kim upon a qualifying termination of employment or a change in control, see “Executive Compensation — Potential Payments upon Termination or Change-in-Control.”

Other Named Executive Officers.  The Company has not entered into any agreements with Messrs. Lu or Wojciechowski that require any specified severance benefits or accelerated vesting of equity awards upon termination of their employment or a change of control of the Company.

Clawback Policy

During fiscal 2016, we adopted a compensation recoupment policy whereby in the event of a restatement of our financial statements to correct a material error, the Compensation Committee is required to review our incentive compensation awards and may, if it determines appropriate after considering all relevant facts and circumstances, require the reimbursement of the incremental incentive compensation that an executive officer received as a result of the incorrect financial results.  Annual bonus payments, long-term cash incentives, stock options, restricted stock, restricted stock units (including performance stock units) and other equity incentive awards that are granted, earned or vested based wholly or in part upon the attainment of a financial reporting measure are each subject to the terms of this clawback policy.

Stock Ownership and Holding Requirements

During fiscal 2016, we adopted a stock ownership policy. We believe that this policy aligns the interests of our executive officers with those of our shareholders by requiring executive officers to have direct ownership in shares of our Common Stock. The policy requires our Chief Executive Officer to own shares of our Common Stock having a value equal to at least three times his or her annual base salary and our other executive officers to own shares of our Common Stock having a value equal to at least one times his or her annual base salary. Shares subject to stock options and unvested stock unit awards are not considered owned by the executive for purposes of the policy. The executives covered by the policy are required to be in compliance with the ownership levels above within five years after adoption of the policy, and are required to retain at least 50% of the net after-tax shares received in respect of equity awards until they are in compliance.

Anti-Hedging, Pledging and Derivatives Policy

The Company considers it improper and inappropriate for the Company’s directors, executive officers and other employees to engage in short-term or speculative transactions in the Company’s securities and other transactions in the Company’s securities that create the potential for heightened legal risk or the appearance of improper or inappropriate conduct even if they occur at a time when the individual is not aware of material nonpublic information.  Accordingly, the Company prohibits these individuals from engaging in short-term trading of the Company’s securities, short sales, transactions in puts, calls, or other derivative securities related to the Company’s stock on an exchange or in any other organized market, entering into hedging or monetization transactions that are designed to hedge or offset any decrease in the market value of the Company’s securities, margining Company securities held in a margin account, or pledging Company securities as collateral for a loan.

EXECUTIVE COMPENSATION

The table below sets forth certain information concerning the compensation paid to or earned by those persons who during fiscal 2017 served as the Company’s (i) Chief Executive Officer, (ii) Chief Financial Officer, (iii) SVP, Engineering and (iv) VP, Sales.  The Company did not have any other person who serves, or served during fiscal 2017, as an executive officer of the Company.  Compensation information is provided for the fiscal years ended September 30, 2017, 2016 and 2015, except in cases where an individual was not a Named Executive Officer for the applicable year.

Summary Compensation Table for Fiscal 2015 through 2017

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)(2)	All Other Compensation ($)		Total ($)
Jeffrey Rittichier	2017	425,000	0	1,282,264	0	327,760	35,299	(4)	2,070,323
Chief Executive Officer	2016	325,000	0	255,000	0	39,000	16,498		635,498
	2015	228,750	0	1,587,000	0	195,000	10,596		2,021,346

Jikun Kim	2017	305,000	0	1,388,647	0	145,638	38,384	(5)	1,877,669
Chief Financial Officer	2016	87,981	50,000(3)	922,500	0	49,563	3,413(8)		1,113,457

Albert Lu	2017	241,362	0	189,017	0	54,306	60,282	(6)	544,967
SVP, Engineering

Dave Wojciechowski	2017	209,090	0	112,393	0	88,238	30,597	(7)	440,318
VP, Sales

(1)
The amounts in this column represent the grant date fair value of the stock awards granted to the Named Executive Officers during the applicable fiscal year, as determined in accordance with FASB Accounting Standards Codification No. 718 - “Compensation — Stock Compensation” (without regard to estimated forfeitures related to a service based condition) (“ASC 718”). Assumptions used in the calculation of these amounts are set forth in footnote 15 to the Company’s audited financial statements for the fiscal year ended September 30, 2015, included in the Company’s Annual Report on Form 10-K filed with the SEC on December 14, 2015; footnote 13 to the Company’s audited financial statements for the fiscal year ended September 30, 2016, included in the Company’s Annual Report on Form 10-K filed with the SEC on December 7, 2016; and footnote 14 to the Company’s audited financial statements for the fiscal year ended September 30, 2017, included in the Company’s Annual Report on Form 10-K filed with the SEC on December 6, 2017, respectively. These amounts reflect the Company’s accounting expense for these awards and do not necessarily correspond to the actual value that will be recognized by the Named Executive Officer.  For Mr. Rittichier, the reported amounts include amounts attributable to an amendment of his awards that had no impact on the value of the original awards to Mr. Rittichier.  Please refer to the “Grants of Plan-Based Awards in Fiscal 2017” table below for more detail.

(2)
The amounts in this column for fiscal 2017 consist of the non-equity incentive plan compensation paid to the executives for fiscal 2017 pursuant to the 2017 Bonus Plan (or in the case of Mr. Wojciechowski, the sales commission plan).  For a description of the 2017 Bonus Plan and the sales commission plan, please refer to the “Compensation Discussion and Analysis” above.

(3)	Represents a sign-on bonus received by Mr. Kim upon commencement of his employment with the Company.

(4)	Consists of $28,549 for payment of continuing health benefits and $6,750 of matching contributions by the Company under its 401(k) plan.

(5)	Consists of $27,747 for payment of continuing health benefits and $10,637 of matching contributions by the Company under its 401(k) plan.

(6)
Consists of $23,415 for payment of continuing health benefits, $4,966 of matching contributions by the Company under its 401(k) plan, $21,600 related to a personal allowance for expenses related to travel to China and $10,301 related to a housing allowance in China.

(7)	Consists of $23,227 for payment of continuing health benefits and $7,370 of matching contributions by the Company under its 401(k) plan.

The following table sets forth as to each Named Executive Officer information about the grants of plan-based awards during fiscal 2017.  Each of the equity-based awards was granted under the Company’s 2012 Equity Incentive Plan and cash-based bonuses were awarded under the 2017 Bonus Plan (except with respect to Mr. Wojciechowski as described in footnote 1 below). For a narrative description of the terms of these awards, please refer to the “Compensation Discussion and Analysis” above.

Grants of Plan-Based Awards in Fiscal 2017

		Potential Payouts Under Non Equity Incentive Awards(1)			Estimated Future Payouts Under Equity Incentive Awards				All Other Stock Awards: Number		Grant Date Fair Value of Stock and Option
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)		Maximum (#)	of Shares of Stock or Units (#)		Awards(2) ($)

Jeffrey Rittichier	N/A	163,200	340,000	408,000	—	—		—	—		—
	10/18/16	—	—	—	13,333	66,667	(3)	133,334	—		466,799
	9/29/17	—	—	—	6,666	33,333	(4)	66,666	—		408,449
	10/18/16	—	—	—	—	—		—	61,846	(5)	340,153
	9/29/17	—	—	—	—	—		—	8,154	(6)	66,863

Jikun Kim	N/A	73,200	152,500	183,000	—	—		—	—		—
	10/18/16	—	—	—	39,036	195,180	(7)	390,360	—		1,388,647

Albert Lu	N/A	28,964	60,341	72,409	—	—		—	—		—
	12/14/16	—	—	—	1,694	8,471	(8)	16,942	—		113,201
	12/14/16	—	—	—	—	—		—	8,471	(9)	75,815

Dave Wojciechowski	N/A	21,375	95,000	223,250	—	—		—	—		—
	12/14/16	—	—	—	1,007	5,037	(8)	10,074	—		67,311
	12/14/16	—	—	—	—	—		—	5,037	(9)	45,081

(1)
Represents cash bonus opportunities for Mr. Wojciechowski under the Company’s sales commission plan pursuant to which he is eligible to receive quarterly commission bonuses that are payable upon the achievement of specified sales and bookings targets for each quarter.

(2)
The amounts in this column represent the grant date fair value of the stock awards granted to the Named Executive Officers, as determined in accordance with ASC 718 (without regard to estimated forfeitures related to a service based condition). Assumptions used in the calculation of these amounts are set forth in footnote 13 to the Company’s audited financial statements for the fiscal 2017, included in the Company’s Annual Report on Form 10-K filed with the SEC on December 6, 2017. These amounts reflect the Company’s accounting expense for these awards and do not necessarily correspond to the actual value that will be recognized by the Named Executive Officer.

(3)
In October 2016, Mr. Rittichier received a target award of 100,000 performance-based restricted stock units (“PSUs”).  The award of PSUs was structured to vest in three substantially equal tranches over a period of three years based on the Company’s total shareholder return (“TSR”) compared to pre-established relative TSR goals, based on the TSR of the Russell Microcap Index, that were set by the Compensation Committee of the Board of Directors.  In order to unambiguously comply with the fiscal year sub-limits contained in the 2012 Equity Incentive Plan, Mr. Rittichier’s PSU award was amended on September 29, 2017 to consist of 66,667 PSUs (at the target performance level) and 33,333 performance-based shares of restricted stock (at the target performance level).  This amendment has had no impact on the value of the original equity award to Mr. Rittichier or on the performance-based vesting requirements applicable to the original award.  However, because this amendment was treated as a modification of the original PSU award under ASC 718, the original award is required to be reported as two separate grants as described in footnote 4 below.

(4)
As described in footnote 3 above, represents 33,333 performance-based shares of restricted stock (at the target performance level) issued in connection with the amendment of Mr. Rittichier’s October 2016 PSU award.  This amendment has resulted in the original award to Mr. Rittichier being reported as two separate grants for purposes of this table.

(5)
In October 2016, Mr. Rittichier received an award of 70,000 restricted stock units.  The award of restricted stock units was structured to vest in four substantially equal annual installments commencing on October 18, 2017.  In order to unambiguously comply with the fiscal year sub-limits contained in the 2012 Equity Incentive Plan, Mr. Rittichier’s restricted stock unit award was amended on September 29, 2017 to consist of 61,846 restricted stock units and 8,154 shares of restricted stock.  This amendment has had no impact on the value of the original equity award to Mr. Rittichier or on the vesting requirements applicable to the original award.  However, because this amendment was treated as a modification of the original restricted stock unit award under ASC 718, the original award is required to be reported as two separate grants as described in footnote 6 below.

(6)
As described in footnote 5 above, represents 8,154 shares of restricted stock issued in connection with the amendment of Mr. Rittichier’s October 2016 restricted stock unit award.  This amendment has resulted in the original  award to Mr. Rittichier being reported as two separate grants for purposes of this table.

(7)
Represents an award of PSUs granted to Mr. Kim in October of 2016.  The award of PSUs vests in three substantially equal tranches over a period of three years based on the Company’s TSR compared to pre-established relative TSR goals, based on the TSR of the Russell Microcap Index, that were set by the Compensation Committee of the Board of Directors.

(8)
Represents an award of PSUs granted in December of 2016.  The award of PSUs vests, if at all, in December 2019 based on the Company’s TSR compared to pre-established relative TSR goals, based on the TSR of the Russell Microcap Index, that were set by the Compensation Committee of the Board of Directors.

(9)	Represents restricted stock units that vest in four equal annual installments commencing on December 14, 2017.

The following table sets forth as to each Named Executive Officer information on outstanding equity awards held by the Named Executive Officer as of September 30, 2017.

Outstanding Equity Awards as of September 30, 2017

	Option Awards						Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Exercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price (S)	Option Expiration Date (#)	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(1)	Equity Incentive Plan Awards: Number of Unearned Shares or Units of Stock That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares or Units of Stock That Have Not Vested ($)(1)
Jeffrey Rittichier	—	—	—	—	—	200,120(2)	1,640,984	100,000(3)	820,000

Jikun Kim	—	—	—	—	—	156,144(4)	1,280,381	195,180(5)	1,600,476

Albert Lu	6,830	—	—	(6)	(7)	17,578(8)	144,140	8,471(9)	69,462

Dave Wojciechowski	—	—	—	—	—	14,144(10)	115,981	5,037(11)	41,303

(1)
The market value is determined by multiplying the number of underlying shares by $8.20, the closing trading price of Common Stock on the Nasdaq Global Market on September 29, 2017, the last trading day of the fiscal year.

(2)
Consists of the following: (a) 97,590 restricted stock units granted on January 5, 2015, which vested on January 5, 2018; (b) 32,530 restricted stock units that were granted on February 16, 2016, 16,265 of which are scheduled to vest on each of February 16, 2018 and February 16, 2019; (c) 61,846 restricted stock units that were granted on October 18, 2016, 17,500 of which vested on October 18, 2017, 17,500 of which are scheduled to vest on each of October 18, 2018 and October 18, 2019, and 9,346 of which are scheduled to vest on October 18, 2020; and (d) 8,154 shares of restricted common stock scheduled to vest on October 18, 2020.

(3)
Consists of the following: (a) a target number of 33,333 PSUs that vested on October 24, 2017, and resulted in the issuance of 56,257 shares of the Company’s Common Stock; (b) a target number of 33,334 PSUs scheduled to vest, if at all, based on performance during a performance period ending October 17, 2018; and (c) a target number of 33,333 shares of restricted common stock scheduled to vest, if at all, based on performance during a performance period ending October 17, 2019.

(4)	Consists of 156,144 restricted stock units, 39,036 of which are scheduled to vest on each of June 20, 2018, June 20, 2019, June 20, 2020 and June 20, 2021.
(5)
Consists of the following: (a) a target number of 65,060 PSUs that vested on October 24, 2017, and resulted in the issuance of 109,801 shares of the Company’s Common Stock; and (b) a target number of 130,120 PSUs scheduled to vest, if at all, as to 65,060 PSUs (at target amount) based on performance during performance periods ending on each of October 17, 2018 and October 17, 2019.

(6)	1,951 of these options have an exercise price of $25.77 and 4,879 of these options have an exercise price of $6.98.
(7)	1,951 of these options expire on May 19, 2018 and 4,879 of these options expire on June 14, 2021.
(8)
Consists of the following: (a) 8,471 shares of restricted stock that vested as to 2,118 shares on December 14, 2017 and are scheduled to vest as to 2,118 shares on each of December 14, 2018 and 2019 and 2,117 shares on December 14, 2020; (b) 5,638 shares of restricted stock scheduled to vest as to 2,819 shares on each of February 16, 2018 and 2019; and (c) 3,469 shares of restricted stock scheduled to vest on March 9, 2018.

(9)	Consists of a target number of 8,471 PSUs scheduled to vest, if at all, based on performance during a performance period ending December 14, 2019.
(10)
Consists of the following: (a) 3,469 shares of restricted stock that are scheduled to vest on June 29, 2018; (b) 5,037 shares of restricted stock that vested as to 1,260 shares on December 14, 2017 and are scheduled to vest as to 1,259 shares on each of December 14, 2018, 2019 and 2020; and (c) 5,638 shares of restricted stock that are scheduled to vest as to 2,819 shares on each of February 16, 2018 and February 16, 2019.

(11)	Consists of a target number of 5,037 PSUs scheduled to vest, if at all, based on performance during a performance period ending December 14, 2019.

The following table sets forth as to each Named Executive Officer information on the exercise of stock options and the vesting of other stock awards previously granted to the Named Executive Officer during fiscal 2017.

Options Exercised and Stock Vested in Fiscal 2017

Option Awards			Stock Awards
Name	Number of shares acquired on exercise (#)	Value realized on exercise ($)	Number of shares acquired on vesting (#)	Value realized on vesting(1) ($)
Jeffrey Rittichier	—	—	113, 855	975,900
Jikun Kim	—	—	39,036	443,059
Albert Lu	—	—	9,324	88,470
Dave Wojciechowski	—	—	6,289	66,230

(1)	The dollar amounts shown in this column for stock awards are determined by multiplying the number of shares that vested by the per-share closing price of the Common Stock on the vesting date.

Potential Payments upon Termination or Change-in-Control

Messrs. Rittichier and Kim

The Company has entered into employment agreements with Messrs. Rittichier and Kim, setting forth, among other things, the Named Executive Officer’s severance benefits upon termination of their employment or change of control of the Company.  In accordance with the terms of Mr. Rittichier’s agreement, if (a) his employment is terminated without “cause” or (b) he terminates his employment for “good reason,” he will receive the following benefits: (i) continued payment of his base salary for a period of twelve months; (ii) payment of his target annual bonus for the year of termination; and (iii) payment of certain continued health coverage premiums for twelve months. Mr. Rittichier’s employment agreement also provides that he is entitled to acceleration and immediate vesting of 50% of his outstanding equity awards in the event of a “change in control” of the Company.   In addition, if Mr. Rittichier’s employment is terminated without cause or he terminates his employment for good reason within twelve months of a change in control of the Company, under the terms of his employment agreement, Mr. Rittichier is also entitled to acceleration and immediate vesting of 50% of his outstanding equity awards that remain subject to vesting (excepting those which were previously vested due to a change in control, as described above).  The terms “cause,” “good reason” and “change in control” as referenced in relation to Mr. Rittichier’s employment agreement are each defined in Mr. Rittichier’s employment agreement.

In accordance with the terms of Mr. Kim’s agreement, if (a) his employment is terminated without “cause” or (b) he terminates his employment for “good reason,” he will receive the following benefits: (i) continued payment of his base salary for a period of twelve months; (ii) payment of his target annual bonus for the year of termination; and (iii) payment of certain continued health coverage premiums for twelve months. In addition, if Mr. Kim’s employment is terminated without cause or he terminates his employment for good reason within twelve months of a “change in control” of the Company, under the terms of his employment agreement, Mr. Kim is also entitled to acceleration and immediate vesting of all of his outstanding equity awards (with any awards subject to performance-based vesting requirements vesting at a minimum of the target performance level).  The terms “cause,” “good reason” and “change in control” as referenced in relation to Mr. Kim’s employment agreement are each defined in Mr. Kim’s employment agreement.

Receipt of the severance benefits described above for Messrs. Rittichier and Kim is subject to the executive entering into a general release agreement with the Company and compliance with certain confidentiality, nondisclosure and other restrictive covenants set forth in the applicable employment agreement.

The following are estimated payments and benefits that would be provided to each of Mr. Rittichier and Mr. Kim in the event the Named Executive Officer’s employment is terminated as described above.  In accordance with applicable SEC disclosure rules, the estimates assume a termination date of September 30, 2017, the last business day of fiscal 2017.  The actual amounts of the payments and costs of the benefits, however, can only be determined at the time of an executive’s separation from the Company.

Name	Severance ($)	Continued Health Coverage (Company Part Only) ($)
Jeffrey Rittichier	$765,000	$17,419
Jikun Kim	$457,500	$16,534

In addition, as of September 30, 2017, Messrs. Rittichier and Kim would realize the following gains from the acceleration of unvested equity awards under the circumstances described above, measured based on a stock price of $8.20, which was the per share closing price of the Common Stock on the Nasdaq Global Market on September 29, 2017, the last trading day of fiscal 2017:

•	Jeffrey Rittichier: $1,230,492 upon a change of control and an additional $1,230,492 upon a qualifying termination within twelve months of a change in control.

•	Jikun Kim: $2,880,856.80 upon a qualifying termination within twelve months of a change in control.

If Mr. Rittichier’s or Mr. Kim’s employment is terminated for cause or he terminates his employment without good reason, the Company will pay the Named Executive Officer’s base salary through the effective date of his termination and will not have any additional obligations to the Named Executive Officer.  If the Named Executive Officer’s employment terminates as a result of his death, the Company will pay the Named Executive Officer’s base salary through the effective date of his termination and provide his spouse and children health insurance coverage as in effect on the date of termination for a period of twelve months thereafter.

Mr. Lu and Mr. Wojciechowski

The Company has not entered into any agreements with Messrs. Lu or Wojciechowski that require any specified severance benefits or accelerated vesting of equity awards upon termination of their employment or change of control of the Company.

COMPENSATION COMMITTEE REPORT

The information contained under this “Compensation Committee Report” shall not be deemed to be “soliciting material” or to be “filed” with the SEC, nor shall such information be incorporated by reference into any filings under the Securities Act of 1933, as amended (“Securities Act”), or under the Exchange Act, or be subject to the liabilities of Section 18 of the Exchange Act, except to the extent that the Company specifically incorporates this information by reference into any such filing.

The Compensation Committee has reviewed and discussed with management the Compensation Discussion and Analysis. Based on this review and discussion, the Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in the Company’s Proxy Statement in accordance with Item 407(e)(5) of Regulation S-K.

This report is submitted by the Compensation Committee.

December 14, 2017
COMPENSATION COMMITTEE*

Rex S. Jackson, Chairman
Stephen L. Domenik

*	During fiscal 2017, Mr. Coringrato served as a member of the Compensation Committee until December 14, 2016.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

During fiscal 2017, the members of the Company’s Compensation Committee included Messrs. Coringrato, Domenik and Jackson.  No member of the Compensation Committee served as one of the Company’s officers or employees during fiscal 2017 or was formerly an officer or employee of the Company at any time.  None of the Company’s executive officers served as a member of the compensation committee of any other company that has an executive officer serving as a member of the Company’s Board of Directors or Compensation Committee during fiscal 2017.  None of the Company’s executive officers served as a member of the board of directors of any other company that has an executive officer serving as a member of the Company’s Compensation Committee during fiscal 2017.

COMPENSATION RISK

The Compensation Committee has reviewed the Company’s compensation policies and practices for all employees, including executive and non-executive officers, and determined that the Company’s compensation programs do not give rise to risks reasonably likely to have a material adverse effect on the Company.  The Committee noted several design features of the Company’s cash and equity incentive programs for executive officers in particular that reduce the likelihood of excessive risk-taking and instead encourage behaviors that support sustainable value creation by rewarding employees for achieving long-term financial and strategic objectives through prudent business judgment and appropriate risk taking.  Some of these elements include:

•	A Balanced Mix of Compensation Components. The program design provides a balanced mix of cash and equity, annual and longer-term incentives, and performance metrics.

•
Multiple Performance Factors. Our incentive compensation plans use both company-wide metrics and individual performance goals, which encourage focus on the achievement of several objectives for the overall benefit of the Company. The annual cash incentive is generally dependent upon a performance metric, as well as individual goals related to specific strategic or operational objectives.  In addition, long-term incentive compensation in the form of performance stock units are based on relative total shareholder return, which measures our performance against that of our competitors.

•
Focus on Long-term Incentives. Long-term incentive compensation is an integral part of compensation that discourages short-term risk taking. The long-term incentive grants for senior management are currently allocated between restricted stock units and performance stock units, which provides a balance of incentives.  Our long term incentive awards generally are granted on an annual basis with long-term, overlapping vesting periods to motivate eligible recipients to focus on sustained stock price appreciation.

•	Managed Expectations. Cash and equity incentive plans contain a cap on the maximum payout to avoid targets that, if not achieved, result in an unduly large percentage loss of compensation.

•
Stock ownership guidelines. Our stock ownership guidelines require that all of our executive officers hold a significant amount of our equity to align their interests with shareholders over the long term.

•	Clawback policy. We have a compensation recovery (clawback) policy applicable in the event of an accounting restatement.

•
Prohibition Against Short-term and Speculative Transactions.   In an effort to avoid the potential for heightened legal risk or the appearance of improper or inappropriate conduct by our directors, executives and other employees, we prohibit all of our employees and directors from engaging in short-term trading of the Company’s securities, short sales, transactions in puts, calls or other derivative securities related to the Company’s stock on an exchange or in any other organized market, entering into hedging or monetization transactions that are designed to hedge or offset any decrease in the market value of the Company’s securities, margining Company securities held in a margin account, or pledging Company securities as collateral for a loan.

OWNERSHIP OF SECURITIES

SECURITY OWNERSHIP OF
CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth as of December 31, 2017 certain information regarding the beneficial ownership of Common Stock of the Company by: (i) each Named Executive Officer of the Company, (ii) each director and nominee, (iii) all directors and current executive officers as a group (8 persons), and (iv) each person or “group” (as that term is defined in Section 13(d)(3) of the Exchange Act) known by the Company to be the beneficial owner of more than 5% of the Common Stock of the Company.  Except as otherwise indicated, the Company believes, based on information furnished by such persons, that each person listed below has the sole voting and investment power over the shares of Common Stock shown as beneficially owned, subject to community property laws, where applicable.  Shares beneficially owned include shares of Common Stock, options to acquire shares of Common Stock and restricted stock units that are exercisable or will vest within sixty (60) days of December 31, 2017. Unless otherwise indicated, the address of each of the beneficial owners is c/o EMCORE Corporation, 2015 W. Chestnut Street, Alhambra, CA, 91803.

Name	Shares Beneficially Owned(1)	Percent of Common Stock
Funds affiliated with Wellington Management Group LLP.	3,371,230(2)	12.54
Wellington Trust Company, NA	1,528,673(3)	5.82
Paradigm Capital Management, Inc.	2,309,800(4)	8.84
Portolan Capital Management, LLC	1,451,745(5)	5.40
Ettore J. Coringrato.	3,500	*
Stephen L. Domenik	14,311	*
Gerald J. Fine, Ph.D.	37,994	*
Rex S. Jackson	6,556	*
Jeffrey Rittichier	382,272(6)	*
Jikun Kim	71,039	*
Albert Lu	17,806(7)	*
David Wojciechowski	6,461(8)	*
All directors and current executive officers as a group (8 persons)	539,939(9)	1.99%

*	Less than 1.0%

(1)	As of December 31, 2017, 27,151,594 shares of Common Stock were outstanding.
(2)
Based on information in an Amendment No. 1 to Schedule 13G filed by Wellington Management Group LLP, Wellington Group Holdings, LLP, Wellington Investment Advisors Holdings LLP and Wellington Management Company LLP (the “Wellington Entities”) with the SEC on November 13, 2017 for their holdings as of October 31, 2017.  Each such entity reported that it has shared power to vote 2,547,323 shares of Common Stock and shared power to dispose of 3,371,230 shares of Common Stock, except for Wellington Management Company LLP, which reported that it has shared power to vote 2,498,223 shares of Common Stock and shared power to dispose of 3,108,530 shares of Common Stock.  Each such entity’s principal business office address is c/o Wellington Management Company LLP, 280 Congress Street, Boston, MA 02210. The number of shares reported as beneficially owned by the Wellington Entities in the Schedule 13G/A includes shares of our outstanding stock beneficially owned by Wellington Trust Company, NA (Wellington Trust”).  Wellington Trust separately filed a Schedule 13G with the SEC on February 9, 2017.  See footnote 3 below.

(3)
Based on information in a Schedule 13G filed by Wellington Trust with the SEC on February 9, 2017 for its holdings as of December 30, 2016, Wellington Trust reported that it has shared power to vote and dispose of all 1,528,673 shares. Wellington Trust’s principal business office address is c/o Wellington Management Company LLP, 280 Congress Street, Boston, MA 02210.

(4)
Based on information in a Schedule 13G filed by Paradigm Capital Management, Inc. (“Paradigm”) with the SEC on February 14, 2017 for its holdings as of December 31, 2016, Paradigm reported that it has sole power to vote and dispose of all 2,309,800 shares. Paradigm’s principal business office address is Nine Elk Street, Albany, New York 12207.

(5)
Based on information in a Schedule 13G filed by Portolan Capital Management, LLC (“Portolan”) and George McCabe (“McCabe”) with the SEC on August 17, 2017 for their holdings as of August 8, 2017, Portolan and McCabe reported that they have sole power to vote and dispose of all 1,451,745 shares. Portolan’s and McCabe’s principal business office address is 2 International Place, FL26, Boston, MA 02110.

(6)	Includes 113,855 restricted stock units that will vest within sixty (60) days of December 31, 2017.
(7)	Includes 6,830 vested options to purchase shares of Common Stock and 2,819 restricted stock units that will vest within sixty (60) days of December 31, 2017.
(8)	Includes 2,819 restricted stock units that will vest within sixty (60) days of December 31, 2017.
(9)	Includes 6,830 vested options to purchase shares of Common Stock and 119,493 restricted stock units that will vest within sixty (60) days of December 31, 2017.

EQUITY COMPENSATION PLAN INFORMATION

The following table sets forth, as of September 30, 2017, the number of securities outstanding under each of the Company’s compensation plans under which equity securities are authorized for issuance, the weighted average exercise price of outstanding options, and the number of securities available for grant under such plans.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights		Weighted average exercise price of outstanding options, warrants and rights		Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)		(b)		(c)
Equity compensation plans approved by security holders	1,762,298	(1)	$$19.54	(2)	3,413,101	(3)
Equity compensation plans not approved by security holders	—		—

(1)
Consists of 326,798 outstanding stock options and 1,435,500 unvested restricted stock units under the EMCORE Corporation 2000 Stock Option Plan, the 2010 Equity Incentive Plan and the 2012 Equity Incentive Plan as of September 30, 2017.  For performance-based restricted stock units, reflects the maximum number of shares potentially issuable.

(2)
Represents the weighted average exercise price of outstanding stock options under the EMCORE Corporation 2000 Stock Option Plan, the 2010 Plan, and the 2012 Equity Incentive Plan as of September 30, 2017.

(3)
Consists of 20,039 shares that remained available for grant under the 2010 Equity Incentive Plan, as amended, 2,393,250 shares that remained available for grant under the 2012 Equity Incentive Plan, as amended, and 911,071 shares that remained available for grant under the EMCORE Corporation 2000 Employee Stock Purchase Plan, as of September 30, 2017. In addition, 88,741 shares remained available for grant under the Company’s Officer and Director Share Purchase Plan. The Company’s 2000 Stock Option Plan expired on February 12, 2010, and no additional shares were available for grant under that plan after the termination date.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Under the U.S. securities laws, our directors and executive officers and persons who beneficially own more than 10% of our Common Stock must report their initial ownership of our equity securities and any subsequent changes in that ownership to the SEC pursuant to Section 16(a) of the Exchange Act. The SEC has established specific due dates for these reports, and we must disclose in this Proxy Statement any late filings during fiscal 2017.  Based on the Company’s review of the copies of such reports required to be furnished to the Company with respect to fiscal 2017, and written representations furnished to the Company by our directors and executive officers that no other reports were required, the Company believes that all reports required to be filed under Section 16(a) were timely filed during fiscal 2017, except as follows: (i) Albert Lu, the Company’s SVP, Engineering, filed an amendment on December 18, 2017 to the Form 3 originally filed on March 16, 2017, reporting an additional 3,255 shares of Common Stock and 6,830 options to purchase shares of Common Stock that were not reported in the original Form 3 filing; and (ii) David Wojciechowski, the Company’s VP, Sales, filed one late Form 4 on July 5, 2017 in connection with the vesting of restricted stock units that had occurred on June 29, 2017, three business days prior to the Form 4 filing date.

PROPOSAL II:
RATIFICATION OF THE APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

For fiscal 2017, KPMG LLP (“KPMG”) served as the Company’s independent registered public accounting firm and provided audit services that included examination of the Company’s annual consolidated financial statements. A summary of the fees for services provided by KPMG LLP for fiscal 2017 is set forth below.  The Audit Committee of the Board of Directors has appointed KPMG to serve as the Company’s independent registered public accounting firm for fiscal 2018 and the Board of Directors recommends that shareholders ratify such appointment at the Annual Meeting.

Action by the shareholders is not required by law to appoint or ratify the appointment of an independent registered public accounting firm, but ratification of KPMG’s appointment is being submitted by the Audit Committee of the Board of Directors in order to give the shareholders a voice in the designation of auditors. If the resolution ratifying the appointment of KPMG as the Company’s independent registered public accounting firm for fiscal 2018 is rejected by the shareholders, then the Audit Committee may reconsider its choice of independent registered public accounting firm. Even if the resolution is approved, the Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its shareholders. Proxies in the form solicited hereby that are properly submitted will be voted FOR the resolution unless otherwise instructed by the shareholder.

Representatives of KPMG are expected to attend the Annual Meeting.  They will have an opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions.

RECOMMENDATION OF THE BOARD OF DIRECTORS

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF KPMG LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR 2018 UNDER PROPOSAL II.

FISCAL 2017 & 2016 AUDITOR FEES AND SERVICES

The fees billed to the Company by KPMG in fiscal 2017 and fiscal 2016 are as follows:

	Fiscal 2017	Fiscal 2016

Audit fees (1)	$985,481	$982,137
Audit-related fees	—	—
Tax fees (2)	$19,000	$20,015
All other fees	—	—
Total	$1,004,481	$1,002,152

(1)
Represents fees for professional services rendered in connection with the integrated audit of our annual financial statements, reviews of our quarterly financial statements, other SEC filings, including registration statements, correspondence with the SEC, and advice provided on accounting matters that arose in connection with audit services.

(2)
Represents fees for professional services rendered to assist the Company with determining whether the Company has experienced one or more ownership changes within the meaning of Section 382 of the Code.

Audit Committee Pre-Approval Policies and Procedures

The Audit Committee pre-approves all audit and permissible non-audit services provided by the independent auditors. These services may include audit services, audit-related services, tax services and other services. The Audit Committee has adopted a policy for the pre-approval of services provided by the independent auditors. Under the policy, pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services and is subject to a specific budget. In addition, the Audit Committee may also pre-approve particular services on a case-by-case basis. For each proposed service, the independent auditors are required to provide detailed back-up documentation at the time of approval. Pursuant to the Sarbanes-Oxley Act of 2002, all of the fees and services provided as noted in the table above were authorized and approved by the Audit Committee in compliance with the pre-approval policies and procedures described herein.

REPORT OF THE AUDIT COMMITTEE

The following Report of the Audit Committee does not constitute soliciting material, and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act or the Exchange Act, except to the extent the Company specifically incorporates this Report of the Audit Committee by reference therein.

Management has primary responsibility for the accuracy and fairness of the Company’s consolidated financial statements as well as the processes employed to prepare the financial statements, and the system of internal control over financial reporting.  KPMG LLP, the Company’s independent registered public accounting firm, is responsible for performing an independent audit of the Company’s consolidated financial statements and internal control over financial reporting in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States) and to issue a report thereon.  The Audit Committee’s responsibility is to monitor and oversee these processes.    The specific responsibilities of the Audit Committee are set forth in the EMCORE Corporation Audit Committee Charter, which has been adopted by the Board of Directors.  The Audit Committee Charter is available in the Corporate Governance section on the Investors tab of the Company’s website (www.emcore.com).

From October 1, 2016 to December 15, 2016, the Audit Committee consisted of Messrs. Jackson (chairman), Bogomolny and Domenik.  In December 2016, in anticipation of Mr. Bogomolny’s upcoming retirement from the Board immediately prior to the 2016 Annual Meeting of Shareholders, the Board appointed Mr. Coringrato as a member of the Audit Committee.  Each member of the Audit Committee is currently, and was during their tenure, an independent director within the meaning of applicable Nasdaq and SEC rules. The Board of Directors has determined that Mr. Coringrato and Mr. Jackson are Audit Committee Financial Experts. The Audit Committee met seven (7) times during fiscal 2017.

As part of its oversight role, the Audit Committee has reviewed and discussed the Company’s audited consolidated financial statements contained in the Company’s Annual Report on Form 10-K for fiscal 2017 with management of the Company and KPMG. The Audit Committee has also discussed with KPMG the matters required to be discussed by Auditing Standard 1301 (previously Auditing Standard No. 16), Communications with Audit Committees, issued by the Public Company Accounting Oversight Board.  Furthermore, the Audit Committee has reviewed management’s assessment of the effectiveness of the Company’s internal control over financial reporting, and has reviewed the opinions of KPMG regarding the conformity of the Company’s audited financial statements with GAAP and the Company’s internal control over financial reporting.

The Audit Committee has received the written disclosures and the letter from KPMG required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence, and has discussed with KPMG matters relating to its independence.  The Audit Committee concluded that KPMG’s provision of non-audit services to the Company, as detailed above, is compatible with the accounting firm’s independence.

Based on the foregoing review and discussions, the Audit Committee recommended to the Board of Directors that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K for fiscal 2017, which was filed with the SEC on December 6, 2017.

This report is submitted by the Audit Committee.

December 14, 2017
AUDIT COMMITTEE
Rex S. Jackson, Chairman
Ettore J. Coringrato, Jr.
Stephen L. Domenik

PROPOSAL III:

APPROVAL AND ADOPTION OF AN AMENDMENT TO THE COMPANY’S CERTIFICATE OF INCORPORATION TO DECLASSIFY THE BOARD OF DIRECTORS

Background

Our Certificate of Incorporation currently divides our Board of Directors into three classes, with the members of each class serving for staggered three-year terms. As a result, only one class of directors stands for election at each of the Company’s annual meetings of shareholders, such that shareholders vote on and elect approximately one-third of the Board each year. At this Annual Meeting, we are asking shareholders to approve and adopt a proposal to amend the Certificate of Incorporation to declassify our Board of Directors. If approved, the declassification of our Board of Directors would be phased-in such that directors, beginning with our 2019 annual meeting of shareholders, would be elected for one-year terms as their present terms expire.

After careful consideration, the Nominating and Corporate Governance Committee recommended to our Board of Directors the proposed amendment to the Certificate of Incorporation to declassify the Board. Our Board of Directors accepted this recommendation, determined that the proposed amendment was advisable and in the best interests of the Company and its shareholders, and unanimously approved and adopted, at a meeting held on December 14, 2017, the amendment, subject to shareholder approval at the Annual Meeting.

If shareholders approve and adopt the amendment, it will become effective upon the filing of a Certificate of Amendment to our Certificate of Incorporation with the State Treasurer of the State of New Jersey, which the Company intends to file shortly after the Annual Meeting. The amendment to our Certificate of Incorporation to declassify our Board of Directors is not contingent upon the approval of any other proposal submitted at the Annual Meeting, including Proposal IV and Proposal V.

Text of the Proposed Amendment

Paragraph (C) of the FIFTH Article of the Certificate of Incorporation would be amended and restated in its entirety to read as follows:

“C.
Until the 2019 Annual Meeting of Shareholders, the Board of Directors shall be divided into three classes, as nearly equal in number as the then total number of directors constituting the entire Board of Directors permits.  Commencing with the 2019 Annual Meeting of Shareholders, the directors elected at an annual meeting of shareholders to succeed those whose terms then expire shall hold office until the next succeeding annual meeting of shareholders and until such director’s successor is elected and has qualified.  Any vacancies in the Board of Directors for any reason and any created directorships resulting from any increase in the number of directors may be filled by the vote of not less than 66 2/3% of the members of the Board of Directors then in office, although less than a quorum, and any directors so chosen shall hold office until the next election and until their successors shall be elected and qualified.  No decrease in the number of directors shall shorten the term of any incumbent director.  Notwithstanding the foregoing, and except as otherwise required by law, whenever the holders of any one or more series of Preferred Stock shall have the right, voting separately as a class, to elect one or more directors of the Corporation, the then authorized number of directors shall be increased by the number of directors so to be elected, and the terms of the director or directors elected by such holders shall expire at the next succeeding annual meeting of shareholders.”

Appendix A to this Proxy Statement shows the proposed changes to Paragraph (C) of the FIFTH Article of the Certificate of Incorporation resulting from the proposed amendment, with deletions indicated by strike-outs and additions indicated by underlining.

Reasons for the Proposed Amendment

The Nominating and Corporate Governance Committee and our Board of Directors periodically consider the Company’s corporate governance practices and structures. As part of that process, the Board considers corporate trends, peer practices, the views of our institutional shareholders and the guidelines of proxy advisory firms. As such, our Nominating and Corporate Governance Committee and the Board have, from time to time, reviewed our classified board structure, most recently earlier this year.

After careful consideration, and upon the recommendation of the Nominating and Corporate Governance Committee, our Board of Directors determined at its meeting held on December 14, 2017, subject to shareholder approval, to declassify the Board over a phase-in period, commencing at the Company’s 2019 annual meeting of shareholders.

In making this decision, the Board considered that many public companies have taken action to declassify their boards of directors. The Board of Directors further weighed the merits of both a classified board and an annually-elected board. In conducting its evaluation, the Board considered the advantages of a classified board structure, such as promoting board stability and continuity, providing a greater opportunity to protect the interests of shareholders in the event of an unsolicited takeover offer and reinforcing a commitment to long-term perspectives and value creation for our shareholders. The Board also considered, however, the corporate governance trend towards annual elections of directors, as this may increase directors’ accountability to shareholders because such a structure does enable a shareholders to express a view on each director’s performance by means of an annual vote. Moreover, many institutional investors believe that the election of directors is the primary means for shareholders to influence corporate governance policies and to hold management accountable for implementing those policies.

Effect of the Proposed Amendment

If the proposed amendment to the Certificate of Incorporation to declassify our Board is approved and adopted by our shareholders, the Certificate of Incorporation will be amended as set forth above.

Specifically, if the amendment is approved and adopted, our directors would be elected as follows:

•
Each of Mr. Jackson and Mr. Rittichier would continue to serve as directors in the class whose term ends at our 2019 annual meeting of shareholders. At our 2019 annual meeting of shareholders, each of these individuals or his successor who is nominated by our Board to serve as a director, and any other individual(s) nominated by our Board to serve as a director in such class, would stand for election to serve a one-year term.

•
At our 2019 annual meeting of shareholders and at each annual meeting thereafter, all directors would be elected to serve one-year terms.  Each of Dr. Fine and Mr. Coringrato would continue to serve as directors in the class whose term ends at our 2020 annual meeting of shareholders and, assuming he is elected at the Annual Meeting, Mr. Domenik would continue to serve as a director in the class whose term ends at our 2021 annual meeting of shareholders, and in each case these individuals or his respective successor who is nominated by our Board to serve as director, and any other individual(s) nominated by our Board to serve as a director in such class(es) (as well as the directors elected for a one-year term at the immediately preceding annual meeting of shareholders) would stand for election to serve a one-year term.

In all cases, each director will serve until his or her successor is qualified and elected or until his or her death, retirement, resignation or removal. Any director elected to fill a vacancy of the Board will be elected to serve until the next annual meeting of shareholders.

Accordingly, if the amendment is approved and adopted, the Board will be completely declassified and all directors will be elected annually beginning with the 2021 annual meeting of shareholders.

If the proposed amendment to the Certificate of Incorporation to declassify our Board is approved and adopted by our shareholders, at its meeting immediately following the Annual Meeting our Board will approve a corresponding change to Article IV.1.b of our By-Laws, as amended, to declassify the Board, and these changes will become effective upon both the filing of the Certificate of Amendment to the Certificate of Incorporation with the State Treasurer of the State of New Jersey to effect the changes set forth above and in Appendix A and the approval of such corresponding change to Article IV.1.b of our By-Laws.

Impact if the Amendment is not Adopted

If the proposed amendment to the Certificate of Incorporation to declassify our Board is not approved and adopted by our shareholders, our Certificate of Incorporation and By-Laws will not be amended as set forth above and our Board of Directors will continue to be classified with directors serving staggered terms. In this event, directors would continue to serve in classes for staggered three-year terms.

Required Vote

The affirmative vote of the holders of at least 80% of the outstanding shares of Common Stock entitled to vote at the Annual Meeting is required for shareholders to approve and adopt the proposed amendment to our Certificate of Incorporation to declassify the Board of Directors.

RECOMMENDATION OF THE BOARD OF DIRECTORS

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE APPROVAL AND ADOPTION OF THE AMENDMENT TO OUR CERTIFICATE OF INCORPORATION TO DECLASSIFY THE BOARD OF DIRECTORS.

PROPOSAL IV:
APPROVAL AND ADOPTION OF AN AMENDMENT TO THE COMPANY’S CERTIFICATE OF INCORPORATION TO CHANGE THE REQUIRED NUMBER OF MEMBERS OF THE BOARD OF DIRECTORS

At this Annual Meeting, we are asking shareholders to approve and adopt a proposal to amend our Certificate of Incorporation in order to change the required number of members of the Company’s Board of Directors from a minimum of six and a maximum of twelve to a minimum of five and a maximum of nine (the “Board Size Change”).

After careful consideration, the Nominating and Corporate Governance Committee recommended to our Board of Directors a proposed amendment to the Certificate of Incorporation to effect the Board Size Change.  Our Board of Directors accepted this recommendation, determined that the proposed amendment was advisable and in the best interests of the Company and its shareholders, and unanimously approved and adopted, at a meeting held on December 14, 2017, the amendment, subject to shareholder approval at the Annual Meeting.

If the shareholders approve and adopt the amendment to effect the Board Size Change, it will become effective upon the filing of a Certificate of Amendment to our Certificate of Incorporation with the State Treasurer of the State of New Jersey, which the Company intends to file shortly after the Annual Meeting.  The amendment to our Certificate of Incorporation to change the required number of members of the Board of Directors is not contingent upon the approval of any other proposal submitted at the Annual Meeting, including Proposal III and Proposal V.
Text of the Proposed Amendment

The first sentence of Paragraph (B) of the FIFTH Article of the Certificate of Incorporation would be amended and restated in its entirety to read as follows:

“The number of directors constituting the entire Board of Directors shall be not less than five nor more than nine as fixed from time to time by the vote of not less than 66 2/3% of the entire Board of Directors; provided, however, that the number of directors shall not be reduced so as to shorten the term of any director at the time in office.”

Appendix B to this Proxy Statement shows the proposed changes to Paragraph (B) of the FIFTH Article of the Certificate of Incorporation resulting from the proposed amendment, with deletions indicated by strike-outs and additions indicated by underlining.

Background and Purpose of the Board Size Change

In December 2014, the Company completed the sale of its Photovoltaics business (the “Photovoltaics Sale”) and, in January 2015, the Company completed the sale of its Digital Products Business (the “Digital Products Sale”).   Concurrent with the closing of the Photovoltaics Sale, the Company announced that two directors would not stand for reelection at the Company’s 2015 annual meeting of shareholders, leaving six directors on the Board.  At such time, the Company also announced that it would continue to review its Board structure in light of its smaller and more focused business operations, to ensure that it is in the best position to deliver value to its shareholders, key stakeholders and the communities in which the Company operates.  Since that time, two additional directors retired from the Board pursuant to the Company’s mandatory term limit policy (in March 2015 and March 2016), one additional director resigned (in December 2015) and the Company added two new directors to the Board (in December 2015 and June 2016).  The Certificate of Incorporation currently requires that the number of directors constituting the Board of Directors be a minimum of six and a maximum of twelve.  As a result of the changes to the composition of the Board of Directors described above, the Board is currently comprised of five directors, leaving one vacancy on the Board.

The purpose of the Board Size Change is to decrease the size range for the Board to no less than five or more than nine directors to reflect what the Board believes to be a more appropriately sized Board to effectively manage the Company. As the size of the Company has become smaller following the Photovoltaics Sales and Digital Products Sale, the Board believes it no longer needs such a large Board to effectively manage the business and affairs of the Company. The Board of Directors believes that a minimum Board size of five, reflecting the current size of the Board of Directors, is an appropriate size that still enables the Board to reflect a diversity of backgrounds and experiences so that, as a whole, it can remain effective and act in the best interests of the Company and its shareholders, taking into account the Company’s smaller size and scope of operations.

Effect of the Proposed Amendment

If the proposed amendment to the Certificate of Incorporation to effect the Board Size Change is approved and adopted by shareholders, the Board would be permitted from time to time to  increase or decrease the size of the Board to no fewer than five and no more than nine directors without obtaining the prior approval of our shareholders.  Following the effectiveness of the Board Size Change, the Board intends to reduce the size of the Board to five, representing the current number of directors on the Board of Directors and eliminating the current Board vacancy.

If the proposed amendment to the Certificate of Incorporation to effect the Board Size Change is approved and adopted by our shareholders, at its meeting immediately following the Annual Meeting our Board will approve a corresponding change to Article IV.1.a of our By-Laws, as amended. The Board Size Change will become effective upon both the filing of a Certificate of Amendment to the Certificate of Incorporation as set forth above and in Appendix B with the State Treasurer of the State of New Jersey and the approval of such corresponding change to Article IV.1.a of our By-Laws.

Impact if the Amendment is not Adopted

If the proposed amendment to the Certificate of Incorporation to effect the Board Size Change is not approved and adopted by our shareholders, our Certificate of Incorporation and By-Laws will not be amended as set forth above and the required size of our Board of Directors will remain a minimum of six and a maximum of twelve directors.  In this event, unless the Board appoints a new director to the Board, we would continue to have one vacancy on our Board of Directors.

Required Vote

The affirmative vote of the holders of at least 80% of the outstanding shares of Common Stock entitled to vote at the Annual Meeting is required to approve and adopt the proposed amendment to the Certificate of Incorporation to effect the Board Size Change.

RECOMMENDATION OF THE BOARD OF DIRECTORS

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE APPROVAL AND ADOPTION OF AN AMENDMENT TO THE COMPANY’S CERTIFICATE OF INCORPORATION TO CHANGE THE REQUIRED NUMBER OF MEMBERS OF THE BOARD OF DIRECTORS AS DESCRIBED IN THIS PROPOSAL IV.

PROPOSAL V:
APPROVAL AND ADOPTION OF AN AMENDMENT TO THE COMPANY’S CERTIFICATE OF INCORPORATION TO ELIMINATE SUPERMAJORITY VOTING REQUIREMENTS APPLICABLE TO CERTAIN PROVISIONS OF THE CERTIFICATE OF INCORPORATION

Background

Our Certificate of Incorporation currently includes certain supermajority voting provisions. At this Annual Meeting, after taking into consideration emerging trends in corporate governance, we are asking shareholders to approve and adopt a proposal to amend the Certificate of Incorporation to remove the supermajority voting requirements in Article FIFTH of the Certificate of Incorporation applicable to (i) the amendment of Article FIFTH of the Certificate of Incorporation, which consists of provisions related to the composition and structure of the Board of Directors, and (ii) the removal of directors.

After careful consideration, the Nominating and Corporate Governance Committee recommended to our Board of Directors a proposed amendment to eliminate these supermajority voting requirements.  Our Board of Directors accepted this recommendation, determined that the proposed amendment was advisable and in the best interests of the Company and its shareholders, and unanimously approved and adopted, at a meeting held on December 14, 2017, the amendment, subject to shareholder approval at the Annual Meeting.

If shareholders approve and adopt the amendment, it will become effective upon the filing of a Certificate of Amendment to our Certificate of Incorporation with the State Treasurer of the State of New Jersey, which the Company intends to file shortly after the Annual Meeting.  The amendment to our Certificate of Incorporation to eliminate the supermajority voting requirements applicable to certain provisions of the Certificate of Incorporation is not contingent upon the approval of any other proposal submitted at the Annual Meeting, including Proposal III and Proposal IV.

Text of the Proposed Amendment

Approval of this Proposal V will result in the following changes to the Certificate of Incorporation:

The first sentence of Paragraph (D) of the FIFTH Article of the Certificate of Incorporation would be amended and restated in its entirety to read as follows:

“D.        Notwithstanding any other provisions of this Restated Certificate of Incorporation or the By-Laws of the Corporation (and notwithstanding the fact that some lesser percentage may be specified by law, this Restated Certificate of Incorporation of the Corporation or the By-Laws of the Corporation), any director or the entire Board of Directors of the Corporation may be removed at any time, but only for cause and only by the affirmative vote of the holders of at least a majority of the outstanding shares of Capital Stock of the Corporation entitled to vote generally in the election of directors (considered for this purpose as one class) cast at a meeting of the shareholders called for that purpose.”

Paragraph (E) of the FIFTH Article of the Certificate of Incorporation would be amended and restated in its entirety to read as follows:

“E.         Notwithstanding any other provisions of this Restated Certificate of Incorporation or the By-Laws of the Corporation (and notwithstanding the fact that some lesser percentage may be specified by law, this Restated Certificate of Incorporation or the By-Laws of the Corporation), the affirmative vote of the holders of at least a majority of the outstanding shares of Capital Stock of the Corporation entitled to vote generally in the election of directors (considered for this purpose as one class) shall be required to amend, alter, change or repeal this Article Fifth.”

Appendix C to this Proxy Statement shows the proposed changes to Paragraph (D) and Paragraph (E) of the FIFTH Article of the Certificate of Incorporation resulting from the proposed amendments, with deletions indicated by strike-outs and additions indicated by underlining.

Reasons for the Proposed Amendment

In connection with its recommendation to change the required number of members of the Board of Directors as described in Proposal IV and a consideration of corporate governance trends and best practices, the Nominating and Corporate Governance Committee concluded that the current voting thresholds in the Certificate of Incorporation applicable to the composition and structure of the Board of Directors and removal of directors were unnecessarily high and recommended to the Board of Directors that the Certificate of Incorporation and applicable corresponding provisions of the By-Laws, as amended, be amended to allow for amendment of such provisions, as set forth in the Paragraphs of the Certificate of Incorporation described above, by a simple majority of the outstanding shares.

After careful consideration, and upon the recommendation of the Nominating and Corporate Governance Committee, our Board of Directors determined at its meeting held on December 14, 2017, subject to shareholder approval, to approve the amendments to the Certificate of Incorporation to eliminate the supermajority voting requirements set forth in Article FIFTH of the Certificate of Incorporation as described above.  In making this decision, the Board considered that the purpose of supermajority voting requirements is to facilitate corporate governance stability by requiring broad shareholder consensus to effect certain changes.  The Board also considered, however, that evolving corporate governance practices have come to view supermajority voting provisions as conflicting with principles of good corporate governance and that the elimination of supermajority voting provisions in a company’s constituent documents increases a board’s accountability to shareholders and provides shareholders with greater ability to participate in the corporate governance of a company. The Board concluded that a “majority of outstanding shares” standard for matters relating to the composition and structure of the Board of Directors and the removal of directors more appropriately balances the opportunity for shareholders to participate meaningfully in the corporate governance of the Company with the desire to protect the interests of all shareholders from action that may only be in the interest of a small percentage of shareholders.

Effect of the Proposed Amendment

If the proposed amendment to the Certificate of Incorporation to eliminate the supermajority voting requirements described above is approved and adopted by our shareholders, shareholders will be permitted to amend Article FIFTH of the Certificate of Incorporation and may remove directors as permitted by Article FIFTH of the Certificate of Incorporation by a simple majority of the outstanding shares.

If the shareholders approve the proposal, at its meeting immediately following the Annual Meeting our Board will approve a corresponding change to Article IV.1.c of our By-Laws, as amended, to remove the supermajority requirement applicable to the removal of directors, and all of the changes will become effective upon both the filing of the Certificate of Amendment to the Certificate of Incorporation as set out above and in Appendix C with the State Treasurer of the State of New Jersey and the approval of such corresponding change to Article IV.1.c of our By-Laws.

Impact if the Amendment is not Adopted

If the proposed amendment to the Certificate of Incorporation to eliminate the supermajority voting requirements described above is not approved and adopted by our shareholders, our Certificate of Incorporation and By-Laws will not be amended as set forth above and supermajority voting requirements will continue to apply to the amendment of certain articles of the Certificate of Incorporation and the removal of directors.

Vote Required

The affirmative vote of the holders of at least 80% of the outstanding shares of Common Stock entitled to vote at the Annual Meeting is required to approve and adopt the proposed amendment to the Certificate of Incorporation to eliminate the supermajority voting requirements applicable to certain provisions of the Certificate of Incorporation.

RECOMMENDATION OF THE BOARD OF DIRECTORS

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE APPROVAL AND ADOPTION OF AN AMENDMENT TO THE COMPANY’S CERTIFICATE OF INCORPORATION TO ELIMINATE THE SUPERMAJORITY VOTING REQUIREMENTS APPLICABLE TO CERTAIN PROVISIONS OF THE CERTIFICATE OF INCORPORATION AS DESCRIBED IN THIS PROPOSAL V.

PROPOSAL VI:
APPROVAL OF EXTENSION OF TAX BENEFITS PRESERVATION PLAN

Introduction

Our past business operations generated significant net operating losses and unrealized tax losses (collectively, “NOLs”). Under federal tax laws, we generally can use our NOLs and certain related tax credits to offset ordinary income tax paid in our prior two tax years or on our future taxable income for up to 20 years, when they “expire” for such purposes. Until they expire, we can “carry forward” NOLs and certain related tax credits that we do not use in any particular year to offset taxable income in future years. As of September 30, 2017, we had approximately $144.5 million in federal NOLs. While we cannot estimate the exact amount of NOLs that we can use to reduce our future income tax liability because we cannot predict the amount and timing of our future taxable income, we believe our NOLs are very valuable assets.

Our ability to utilize our NOLs to offset future taxable income may be significantly limited if we experience an “ownership change,” as determined under Section 382 of the Internal Revenue Code of 1986, as amended (the “Code”). Under Section 382 of the Code (“Section 382”), an “ownership change” occurs if a shareholder or a group of shareholders that is deemed to own at least 5% of our Common Stock increases its ownership by more than 50 percentage points over its lowest ownership percentage within a rolling three-year period. If an ownership change occurs, Section 382 would impose an annual limit on the amount of our NOLs that we can use to offset taxable income equal to the product of the total value of our outstanding equity immediately prior to the ownership change (reduced by certain items specified in Section 382) and the federal long-term tax-exempt interest rate in effect for the month of the ownership change. A number of complex rules apply to calculating this annual limit.

In order to reduce the likelihood that an ownership change would occur, the Board, after careful consideration, chose to adopt the Tax Benefits Preservation Plan, dated as of September 17, 2014 (the “Tax Benefits Preservation Plan”), by and between the Company and American Stock Transfer and Stock, LLC, as Rights Agent (the “Rights Agent”). The adoption of the Tax Benefits Preservation Plan was approved by the shareholders of the Company at our 2015 Annual Meeting of Shareholders held on March 10, 2015. Subject to certain limited exceptions, the Tax Benefits Preservation Plan is designed to deter any person from buying our Common Stock (or any interest in our Common Stock) if the acquisition would result in a shareholder (or several shareholders, in the aggregate, who hold their stock as a “group” under the federal securities laws) beneficially owning 4.9% or more of our then-outstanding Common Stock without approval of the Board.

If an ownership change were to occur, the limitations imposed by Section 382 could result in a material amount of our NOLs expiring unused and, therefore, significantly impair the value of our NOLs. While the complexity of Section 382’s provisions and the limited knowledge any public company has about the ownership of its publicly traded stock make it difficult to determine whether an ownership change has occurred, we currently believe that an ownership change has not occurred. However, if no action is taken to continue to preserve our NOLs, it is possible that we could experience an ownership change in the future.

By its original terms, the Tax Benefits Preservation Plan would have expired on October 3, 2017. After careful consideration, the Board determined that the most effective way to continue to protect the benefits of our NOLs for long-term shareholder value was to adopt an amendment (the “Plan Amendment”) to the Tax Benefits Preservation Plan to extend the term of the Tax Benefits Preservation Plan by one year to October 3, 2018. On September 22, 2017, the Board approved the Plan Amendment. The Company entered into the Plan Amendment on September 26, 2017. The terms of the Tax Benefits Preservation Plan, as amended by the Plan Amendment, are summarized below, but such description is qualified in its entirety by reference to the full text of the Tax Benefits Preservation Plan, as amended by the Plan Amendment, which is included as Appendix D to this Proxy Statement.

The Plan Amendment requires shareholder approval for the Tax Benefits Preservation Plan, pursuant to which the Company has issued certain stock purchase rights with terms designed to deter transfers of our Common Stock that could result in an ownership change, to remain in effect. The Tax Benefits Preservation Plan will expire immediately following the final adjournment of the Annual Meeting if shareholder approval of the Plan Amendment is not received. The Plan Amendment makes no other changes to the Tax Benefits Preservation Plan other than the extension of the term of the Tax Benefits Preservation Plan to October 3, 2018.

The Board urges our shareholders to carefully read this proposal, the items discussed below under the heading “Certain Considerations Related to the Extension of the Tax Benefits Preservation Plan,” and the full terms of the Tax Benefits Preservation Plan, as amended by the Plan Amendment, attached as Appendix D to this Proxy Statement. It is important to note that the Tax Benefits Preservation Plan does not offer a complete solution, and an ownership change may occur even if the Plan Amendment is approved. The Tax Benefits Preservation Plan may deter, but ultimately cannot block, transfers of our Common Stock that might result in an ownership change. The limitations of this measure are described in more detail below.

Description of the Tax Benefits Preservation Plan

Acquiring Person. Under the Tax Benefits Preservation Plan, “Acquiring Person” generally means any person or entity that has become a 5-percent shareholder of the Company after September 17, 2014 without the prior written approval of the Board of Directors, other than as a result of, among others, (i) repurchases of Company equity securities by the Company, (ii) stock dividends, stock splits, reverse stock splits, or similar transactions effected by the Company or (iii) certain inadvertent actions taken by our shareholders. Notwithstanding the foregoing, no person shall be an Acquiring Person if the Board of Directors shall have affirmatively determined, prior to the Distribution Date (as defined below), in light of the intent and purposes of this Tax Benefits Preservation Plan or other circumstances facing the Company, that such Person shall not be deemed an Acquiring Person.

The Rights. The Board of Directors authorized the dividend distribution of one preferred share purchase right (a “Right”) for each outstanding share of the Company’s Common Stock, payable to our shareholders of record as of the close of business on October 3, 2014 . Subject to the terms, provisions and conditions in the Tax Benefits Preservation Plan, if the Rights become exercisable, each Right would entitle the registered holder to purchase from the Company one ten-thousandth of a share (a “Unit”) of a series of the Company’s preferred stock designated as Junior Participating Preferred Stock, Series A (“Preferred Stock”) at a price of $21.50 per Unit (the “Purchase Price”), subject to adjustment. Prior to exercise, a Right does not give its holder any rights as a shareholder of the Company, including, without limitation, any dividend, voting or liquidation rights.

Exercisability. The Rights will not be exercisable until the earlier of (i) the close of business on the tenth business day following the date of public announcement by the Company or an Acquiring Person that the Acquiring Person has become such (such date, the “Stock Acquisition Date”) or (ii) the close of business on the tenth business day (or such later date as the Board of Directors shall determine) following the commencement of a tender offer or exchange offer that would result in a person or group becoming an Acquiring Person (the earlier of the dates in clause (i) or (ii) above, the “Distribution Date”). Prior to the Distribution Date, the Rights will be attached to all Common Stock certificates representing shares then outstanding, and no separate Rights certificates will be distributed. After the Distribution Date, the Rights Agent would send certificates representing the Rights to the shareholders and the Rights would trade independent of the Common Stock.

“Flip-in” Feature. In the event that a Person becomes an Acquiring Person, each holder of a Right will thereafter have the right to receive, upon exercise, Common Stock (or, in certain circumstances, cash, property or other securities of the Company) having a value equal to two times the exercise price of the Right. Notwithstanding any of the foregoing, following the occurrence of the event set forth in this paragraph, all Rights that are, or (under certain circumstances specified in the Tax Benefits Preservation Plan) were, beneficially owned by any Acquiring Person will be null and void.  However, the Rights are not exercisable until such time as the Rights are no longer redeemable by the Company, as described below.

“Flip-over” Feature. Except for certain exempt transactions specified in the Tax Benefits Preservation Plan, in the event that, at any time following the Stock Acquisition Date, (i) the Company engages in a merger or other business combination transaction in which the Company is not the surviving corporation, (ii) the Company engages in a merger or other business combination transaction in which the Company is the surviving corporation and the Common Stock of the Company is changed or exchanged, or (iii) 50% or more of the Company’s assets, cash flow or earning power is sold or transferred, each holder of a Right (except Rights which have previously been voided as set forth above) shall thereafter have the right to receive, upon exercise, common stock of the acquiring company having a value equal to two times the exercise price of the Right.

Exchange. At any time after a person becomes an Acquiring Person and prior to the acquisition by such person or group of fifty percent (50%) or more of the outstanding Common Stock, the Board of Directors may exchange the Rights (other than Rights owned by such person or group which have become void), in whole or in part, at an exchange ratio of one share of Common Stock, or one Unit of Preferred Stock (or of a share of a class or series of the Company’s preferred stock having equivalent rights, preferences and privileges), per Right, subject to adjustment.

Redemption. At any time until ten business days following the Stock Acquisition Date, the Company may redeem the Rights in whole, but not in part, at a price of $0.0001 per Right (the “Redemption Price”), payable in cash, Common Stock or other consideration deemed appropriate by the Board of Directors.  Immediately upon the action of the Board of Directors ordering redemption of the Rights, the Rights will terminate and the only right of the holders of Rights will be to receive the Redemption Price.

Anti-Dilution Provisions. The Purchase Price payable, and the number of Units of Preferred Stock or other securities or property issuable, upon exercise of the Rights, are subject to adjustment to prevent dilution that may occur as a result of certain events, including, among others, in the event of a stock dividend on, or a subdivision, combination or reclassification of, the Preferred Stock. With certain exceptions, no adjustment in the Purchase Price will be required until cumulative adjustments amount to at least 1% of the Purchase Price.

Amendments. Any of the provisions of the Tax Benefits Preservation Plan may be amended by the Board of Directors prior to the Distribution Date.  After the Distribution Date, the provisions of the Tax Benefits Preservation Plan may be amended by the Board of Directors in order to cure any ambiguity, to make changes which do not adversely affect the interests of holders of Rights, or to shorten or lengthen any time period under the Tax Benefits Preservation Plan.  Notwithstanding the foregoing, no amendment may be made at such time as the Rights are not redeemable.

Expiration. The Rights will expire on the earliest of (i) 5:00 P.M. (New York City time) on October 3, 2018, unless such date is extended, (ii) the time at which the Rights are redeemed or exchanged pursuant to the Tax Benefits Preservation Plan, (iii) the close of business on the effective date of the repeal of Section 382 of the Internal Revenue Code, if the Board of Directors determines that the Tax Benefits Preservation Plan is no longer necessary or desirable for the preservation of the Tax Benefits, (iv) the close of business on the first day of a taxable year of the Company to which the Board of Directors determines that no Tax Benefits may be carried forward or (v) immediately following the final adjournment of the Annual Meeting if shareholder approval of this proposal has not been received.

Certain Considerations Related to the Extension of the Tax Benefits Preservation Plan

The Board believes that attempting to protect the tax benefits of our NOLs as described above is in our and our shareholders’ best interests; however, we cannot eliminate the possibility that an ownership change will occur even if the Plan Amendment is approved. Please consider the items discussed below in voting on this Proposal VI.

The IRS could challenge the amount of our NOLs or claim we experienced an ownership change, which could reduce the amount of our NOLs that we can use or eliminate our ability to use them altogether.

The IRS has not audited or otherwise validated the amount of our NOLs. The IRS could challenge the amount of our NOLs, which could limit our ability to use our NOLs to reduce our future taxable income. In addition, the complexity of Section 382’s provisions and the limited knowledge any public company has about the ownership of its publicly traded stock make it difficult to determine whether an ownership change has occurred. Therefore, we cannot assure you that the IRS will not claim that we experienced an ownership change and attempt to reduce or eliminate the benefit of our NOLs even if the Tax Benefits Preservation Plan is in place.

Continued Risk of Ownership Change. Although the Tax Benefits Preservation Plan is intended to reduce the likelihood of an ownership change, we cannot assure you that it would prevent all transfers of our Common Stock that could result in such an ownership change.

Potential Impact on Value. If the Plan Amendment is adopted, the Board intends to re-affirm the terms of the Tax Benefits Preservation Plan to the public generally. Because certain buyers, including persons who wish to acquire more than 5% of our Common Stock and certain institutional holders who object to holding our Common Stock subject to the terms of the Tax Benefits Preservation Plan, may not choose to purchase our Common Stock, the Tax Benefits Preservation Plan could depress the value of our Common Stock in an amount that could more than offset any value preserved from protecting our NOLs.

Potential Anti-Takeover Impact. The reason the Board approved the Tax Benefits Preservation Plan is to preserve the long-term value of our NOLs. The Tax Benefits Preservation Plan is not intended to prevent a takeover of the Company. However, the Tax Benefits Preservation Plan could be deemed to have a potential anti-takeover effect because an Acquiring Person may be diluted upon the occurrence of a triggering event. Accordingly, the overall effect of the Tax Benefits Preservation Plan may be to render more difficult, or discourage, a merger, tender offer, proxy contest or assumption of control by a substantial holder of our securities. The Plan Amendment proposal is not the result of any potential takeover transaction known to us and is not part of a plan by us to adopt a series of anti-takeover measures.

Vote Required

The affirmative vote of a majority of the votes cast on this Proposal VI that are present in person or represented by proxy at the Annual Meeting are required to approve the extension of the Tax Benefits Preservation Plan. The Tax Benefits Preservation Plan is currently in effect; however, pursuant to the terms of the Tax Benefits Preservation Plan, if this proposal is not approved by our shareholders at the Annual Meeting, the Tax Benefits Preservation Plan will terminate immediately following the final adjournment of the Annual Meeting.

RECOMMENDATION OF THE BOARD OF DIRECTORS

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE PROPOSAL TO EXTEND THE TERM OF THE TAX BENEFITS PRESERVATION PLAN.

PROPOSAL VII:
ADVISORY VOTE ON EXECUTIVE COMPENSATION

In accordance with the requirements of Section 14A of the Exchange Act (which was added by the Dodd-Frank Wall Street Reform and Consumer Protection Act) and the related compensation disclosure rules of the SEC, and consistent with our shareholders’ preference to provide annual advisory votes on the compensation of our Named Executive Officers, we are asking our shareholders to vote to approve, on a non-binding, advisory basis, the compensation of our Named Executive Officers as disclosed in this Proxy Statement.

As described in detail under the heading “Compensation Discussion and Analysis,” we seek to closely align the interests of our Named Executive Officers with the interests of our shareholders. Our compensation programs are designed to reward our Named Executive Officers for the achievement of short-term and long-term strategic and operational goals, while at the same time avoiding the encouragement of unnecessary or excessive risk-taking.

The vote on this resolution is not intended to address any specific element of compensation; rather, the vote relates to the overall compensation of our Named Executive Officers, as described in this Proxy Statement. The vote is advisory, which means that the vote is not binding on the Company, our Board of Directors or the Compensation Committee of the Board of Directors.  Although the vote is non-binding, the Compensation Committee will consider the voting results when it evaluates whether any changes should be made to the Company’s compensation program.

Accordingly, we ask our shareholders to approve the following resolution at the Annual Meeting:

“RESOLVED, that the Company’s shareholders approve, on an advisory basis, the compensation paid to the Company’s Named Executive Officers as disclosed in the Compensation Discussion and Analysis, the accompanying compensation tables, and the related narrative disclosure in this Proxy Statement.”

Our current policy is to provide our shareholders with an opportunity to approve the compensation of the Company’s Named Executive Officers each year at the annual meeting of shareholders.  We expect that the next advisory vote on the compensation of our Named Executive Officers will occur at our 2019 annual meeting of stockholders.

RECOMMENDATION OF THE BOARD OF DIRECTORS

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL, ON AN ADVISORY BASIS, OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS, AS DISCLOSED IN THIS PROXY STATEMENT.

GENERAL MATTERS

Annual Report on Form 10-K and Financial Statements

A shareholder may send a written request for a copy of the Company’s 2017 Annual Report on Form 10-K and any additional exhibits to the Form 10-K not included in the Company’s 2017 Annual Report.  All such requests should be directed to the Company at 2015 W. Chestnut Street, Alhambra, CA, 91803, Attention: Investor Relations. Following receipt of any such request by a shareholder, the Company will furnish the requested materials to the shareholder without charge.  The Company’s 2017 Annual Report on Form 10-K (including amendments and exhibits thereto) and this Proxy Statement are also available under the Investors tab of the Company’s website (www.emcore.com).

Shareholder Proposals

Shareholder proposals intended to be included in our proxy materials to be distributed in connection with the 2019 Annual Meeting of Shareholders must be received by the Company no later than September [__], 2018. Proposals should be mailed to the Company, to the attention of the Secretary, 2015 W. Chestnut Street, Alhambra, CA, 91803. Proposals must comply with all applicable SEC rules, including SEC Rule 14a-8, in order to be included in the Company’s proxy materials for the 2019 Annual Meeting of Shareholders.

Nominations of directors for election at the 2019 Annual Meeting of Shareholders and shareholder proposals intended to be presented at the 2019 Annual Meeting of Shareholders but that are not intended to be included in our proxy materials must comply with the requirements of our By-Laws and notice thereof must be received by the Company at the address in the preceding paragraph no earlier than the close of business on November 16, 2018 (the 120th day prior to the first anniversary of the Annual Meeting) and no later than the close of business on December 16, 2018 (the 90th day prior to the first anniversary of the Annual Meeting). Notwithstanding the foregoing, in the event that we change the date of the 2019 Annual Meeting of Shareholders to a date that is more than 30 days before or after the anniversary of the Annual Meeting, written notice by a shareholder must be received no earlier than the close of business 120 days prior to the date of the 2019 Annual Meeting of Shareholders and no later than the close of business on the later of 90 days prior to the date of the 2019 Annual Meeting of Shareholders or the tenth day following the day on which public announcement of the date of such meeting is made. Shareholder proposals not intended to be included in the proxy statement or nominations for director candidates that do not meet the notice requirements set forth above and further described in Article II, Section 6 of our By-laws will not be acted upon at the 2019 Annual Meeting of Shareholders.

Delivery of Documents to Shareholders Sharing an Address

The Company may deliver only one copy of the Annual Report and Proxy Statement to shareholders who did not receive a Notice of Internet Availably and who share a single address.  Upon written or oral request, we will deliver promptly a separate copy of the proxy materials to a shareholder at a shared address to which a single copy of proxy materials was delivered. For future deliveries, shareholders who share a single address can request a separate copy of the Company’s proxy materials. Similarly, if multiple copies of the proxy materials are being delivered to a single address, shareholders can request a single copy of the proxy materials for future deliveries. To make a request, please call or write to the Secretary, EMCORE Corporation, 2015 W. Chestnut Street, Alhambra, CA 91803 or (626) 239-3400. If you are a beneficial owner, please contact your bank, broker, or other nominee directly if you have questions, require additional copies of the proxy materials, wish to receive multiple reports by revoking your consent to householding or wish to request single copies of the proxy materials in the future.

Other Matters

The Board of Directors knows of no other business which will be presented at the Annual Meeting. If, however, other matters are properly presented, the persons named in the proxy will vote the shares represented thereby in accordance with their judgment on such matters.

By Order of the Board of Directors,

/s/ []
Jikun Kim Secretary

Appendix A

Text of Proposed Amendment to Certificate of Incorporation
to Declassify the Board of Directors
(Amendment to Paragraph (C) of Article FIFTH)

“C.
~~At the 1999 Annual Meeting of Shareholders~~ Until the 2019 Annual Meeting of Shareholders, the Board of Directors shall be divided into three classes, as nearly equal in number as the then total number of directors constituting the entire Board of Directors permits~~, the first class to expire at the 2002 Annual Meeting of Shareholders, the term of office of the second class to expire at the 2001 Annual Meeting of Shareholders and the term of office of the third class to expire at the 2000 Annual Meeting of Shareholders~~.  Commencing with the ~~2000~~ 2019 Annual Meeting of Shareholders, the directors elected at an annual meeting of shareholders to succeed those whose terms then expire ~~shall be identified as being directors of the same class as the directors whom they succeed, and each of them shall hold office until the third succeeding annual meeting of shareholders~~ shall hold office until the next succeeding annual meeting of shareholders and until such director’s successor is elected and has qualified.  Any vacancies in the Board of Directors for any reason and any created directorships resulting from any increase in the number of directors may be filled by the vote of not less than 66 2/3% of the members of the Board of Directors then in office, although less than a quorum, and any directors so chosen shall hold office until the next election and until their successors shall be elected and qualified.  No decrease in the number of directors shall shorten the term of any incumbent director.  Notwithstanding the foregoing, and except as otherwise required by law, whenever the holders of any one or more series of Preferred Stock shall have the right, voting separately as a class, to elect one or more directors of the Corporation, the then authorized number of directors shall be increased by the number of directors so to be elected, and the terms of the director or directors elected by such holders shall expire at the next succeeding annual meeting of shareholders.”

Appendix B

Text of Proposed Amendment to Certificate of Incorporation
to Change the Required Number of Members of the Board of Directors
(Amendment to Paragraph (B) of Article FIFTH)

“B.           “The number of directors constituting the entire Board of Directors shall be not less than ~~six~~ five nor more than ~~twelve~~ nine as fixed from time to time by the vote of not less than 66 2/3% of the entire Board of Directors; provided, however, that the number of directors shall not be reduced so as to shorten the term of any director at the time in office~~, and provided further, that the number of directors constituting the entire Board of Directors shall be nine unless and until otherwise fixed by the vote of not less than 66 2/3% of the entire Board of Directors~~.”

Appendix C

Text of Proposed Amendment to Certificate of Incorporation
to Eliminate the Supermajority Voting Requirements Applicable
to Certain Provisions of the Certificate of Incorporation
(Amendment to Paragraphs (D) and (E) of Article FIFTH)

“D.          Notwithstanding any other provisions of this Restated Certificate of Incorporation or the By-Laws of the Corporation (and notwithstanding the fact that some lesser percentage may be specified by law, this Restated Certificate of Incorporation of the Corporation or the By-Laws of the Corporation), any director or the entire Board of Directors of the Corporation may be removed at any time, but only for cause and only by the affirmative vote of the holders of ~~80% or more~~ at least a majority of the outstanding shares of Capital Stock of the Corporation entitled to vote generally in the election of directors (considered for this purpose as one class) cast at a meeting of the shareholders called for that purpose.”

“E.           Notwithstanding any other provisions of this Restated Certificate of Incorporation or the By-Laws of the Corporation (and notwithstanding the fact that some lesser percentage may be specified by law, this Restated Certificate of Incorporation or the By-Laws of the Corporation), the affirmative vote of the holders of ~~80% or more~~ at least a majority of the outstanding shares of Capital Stock of the Corporation entitled to vote generally in the election of directors (considered for this purpose as one class) shall be required to amend, alter, change or repeal this Article Fifth.”

Appendix D

TAX BENEFITS PRESERVATION PLAN

dated as of
September 17, 2014

between

EMCORE Corporation

and

American Stock Transfer & Trust Company, LLC,
Rights Agent

ii

EXHIBITS

Exhibit A	Form of Certificate of Designation

Exhibit B	Form of Rights Certificate

Exhibit C	Form of Summary of Rights

ii

TAX BENEFITS PRESERVATION PLAN

TAX BENEFITS PRESERVATION PLAN, dated as of September 17, 2014 (the “Agreement”), between EMCORE Corporation, a New Jersey corporation (the “Company”), and American Stock Transfer & Trust Company, LLC, a New York limited liability trust company, as Rights Agent (the “Rights Agent”).

W I T N E S S E T H

WHEREAS, on September 7, 2014, the Board of Directors of the Company (the “Board”) authorized and declared a dividend distribution effective as of September 17, 2014 (the “Rights Dividend Declaration Date”) of one Right (as hereinafter defined) for each share of Common Stock (as defined herein) outstanding at the close of business on October 3, 2014 (the “Record Date”), and authorized the issuance of one Right (as such number may hereinafter be adjusted pursuant to the provisions of Section 11(p) hereof) for each share of Common Stock issued (whether as an original issuance or from the Company’s treasury) between the Record Date and the Distribution Date (as hereinafter defined) and in certain other circumstances provided herein, each Right initially representing the right to purchase one ten-thousandth of a share of Preferred Stock (as defined herein) having the rights, powers and preferences set forth in the form of Certificate of Designation attached hereto as Exhibit A, upon the terms and subject to the conditions hereinafter set forth (the “Rights”); and

WHEREAS, the Company has generated certain Tax Benefits (as defined herein) for United States federal income tax purposes, such Tax Benefits may potentially provide valuable benefits to the Company, the Company desires to avoid an “ownership change” within the meaning of Section 382 of the Internal Revenue Code of 1986, as amended (the “Code”), and the Treasury Regulations (as defined herein) promulgated thereunder and thereby preserve its ability to utilize such Tax Benefits, and, in furtherance of such objective, the Company desires to enter into this Agreement.

NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth, the parties hereby agree as follows:

Section 1. Certain Definitions. For purposes of this Agreement, the following terms have the meanings indicated:

(a) “5% Shareholder” shall mean (i) a Person or group of Persons that is a “5-percent shareholder” of the Company pursuant to Section 1.382-2T(g) of the Treasury Regulations or (ii) a Person that is a “first tier entity” or “higher tier entity” (as such terms are defined in Section 1.382-2T(f) of the Treasury Regulations) of the Company if that Person has a “public group” or individual, or a “higher tier entity” of that Person has a “public group” or individual, that is treated as a “5-percent shareholder” of the Company pursuant to Section 1.382-2T(g) of the Treasury Regulations.

(b) “Acquiring Person” shall mean any Person who or which shall have become a 5% Shareholder (other than by reason of Section 1.382-2T(j)(3)(i) of the Treasury Regulations) or shall be a 5% Shareholder after the date hereof, whether or not such person continues to be a 5% Shareholder, but shall not include:

(i) the Company;

(ii) any Subsidiary of the Company;

(iii) any employee benefit plan of the Company, or of any Subsidiary of the Company, or any Person or entity organized, appointed or established by the Company for or pursuant to the terms of any such plan;

(iv) the U.S. Government;

(v) any Person who or which becomes a 5% Shareholder as a result of (A) a reduction in the number of Company Securities outstanding due to the repurchase of Company Securities by the Company or (B) a stock dividend, stock split, reverse stock split or similar transaction effected by the Company, in each case unless and until such Person increases its Percentage Stock Ownership by more than one-quarter of one percentage point over such Person’s lowest Percentage Stock Ownership on or after the consummation of the relevant transaction, other than an increase solely as a result of any subsequent transaction described in clauses (A) and (B) of this Section 1(b)(v) or with the Prior Approval of the Company;

(vi) any Person who was a 5% Shareholder on the date hereof, or becomes a 5% Percent Shareholder solely as a result of a transaction pursuant to which such Person received the Prior Approval of the Company, unless after the date of this Agreement or the date of the relevant transaction, as applicable, such Person (A) increases its Percentage Stock Ownership by more than one-quarter of one percentage point over such Person’s lowest Percentage Stock Ownership on or after the date of this Agreement or the date of the relevant transaction, as applicable, other than an increase solely as a result of any subsequent transaction described in clauses (A) and (B) of Section 1(b)(v) or with the Prior Approval of the Company; or (B) decreases its Percentage Stock Ownership below five percent (5%); or

(vii) any Person who or which inadvertently may become an Acquiring Person, so long as such Person promptly enters into, and delivers to the Company, an irrevocable commitment promptly to divest, and thereafter promptly divests (without exercising or retaining any power, including voting, with respect to such securities), sufficient Company Securities so that such Person ceases to be an Acquiring Person, provided, however, that no Person shall be an Acquiring Person if the Board shall have affirmatively determined, prior to the Distribution Date, in light of the intent and purposes of this Agreement or other circumstances facing the Company, that such Person shall not be deemed an Acquiring Person.

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(c) “Act” shall mean the Securities Act of 1933, as amended.

(d) “Adjustment Shares” shall have the meaning set forth in Section 11(a)(ii) hereof.

(e) “Agreement” shall have the meaning set forth in the preamble of this Agreement.

(f) A Person shall be deemed the “Beneficial Owner” of, and shall be deemed to “beneficially own,” any Company Securities which such Person directly owns, would be deemed constructively to own pursuant to Sections 1.382-2T(h) and 1.382-4(d) of the Treasury Regulations, owns pursuant to a “coordinated acquisition” treated as a single “entity” as defined in Section 1.382-3(a)(1) of the Treasury Regulations, or are otherwise aggregated with Company Securities owned by such Person, pursuant to the provisions of Section 382 of the Code and the Treasury Regulations thereunder.

(g) “Business Day” shall mean any day other than a Saturday, Sunday or a day on which banking institutions in the State of New York or the State of New Jersey are authorized or obligated by law or executive order to close.

(h) “close of business” on any given date shall mean 5:00 P.M., New York City time, on such date; provided, however, that if such date is not a Business Day, it shall mean 5:00 P.M., New York City time, on the next succeeding Business Day.

(i) “Code” shall have the meaning set forth in the recitals to this Agreement.

(j) “Common Stock” shall mean the common stock, no par value, of the Company, except that “Common Stock” when used with reference to any Person other than the Company shall mean the capital stock of such Person with the greatest voting power, or the equity securities or other equity interest having power to control or direct the management, of such Person.

(k) “Common Stock Equivalents” shall have the meaning set forth in Section 11(a)(iii) hereof.

(l) “Company” shall have the meaning set forth in the preamble of this Agreement.

(m) “Company Securities” shall mean (i) shares of Common Stock, (ii) shares of preferred stock (other than preferred stock described in Section 1504(a)(4) of the Code) of the Company, (iii) warrants, rights, or options (including options within the meaning of Section 1.382-4(d)(9) of the Treasury Regulations) to purchase stock (other than preferred stock described in Section 1504(a)(4) of the Code) of the Company, and (iv) any other interest that would be treated as “stock” of the Company pursuant to Section 1.382-2T(f)(18) of the Treasury Regulations.

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(n) “Current Market Price” shall have the meaning set forth in Section 11(d)(i) hereof.

(o) “Current Value” shall have the meaning set forth in Section 11(a)(iii) hereof.

(p) “Distribution Date” shall have the meaning set forth in Section 3(a) hereof.

(q) “Equivalent Preferred Stock” shall have the meaning set forth in Section 11(b) hereof.

(r) “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

(s) “Exchange Ratio” shall have the meaning set forth in Section 24(a) hereof.

(t) “Exempt Transaction” shall mean the transactions contemplated by the Asset Purchase Agreement, dated as of the date hereof, by and between the Company and Photon Acquisition Corporation, or any other transaction that the Board determines shall be an “Exempt Transaction.”

(u) “Expiration Date” shall have the meaning set forth in Section 7(a) hereof.

(v) “Final Expiration Date” shall have the meaning set forth in Section 7(a) hereof.

(w) “NASDAQ” shall have the meaning set forth in Section 11(d)(i) hereof.

(x) “Percentage Stock Ownership” shall mean the percentage stock ownership interest as determined in accordance with Sections 1.382-2(a)(3), 1.382-2T(g), (h), (j) and (k), 1.382-3(a), and 1.382-4(d) of the Treasury Regulations; provided, however, that for the sole purpose of determining the percentage stock ownership of any entity (and not for the purpose of determining the percentage stock ownership of any other Person), Company Securities held by such entity shall not be treated as no longer owned by such entity pursuant to Section 1.382-2T(h)(2)(i)(A) of the Treasury Regulations.

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(y) “Person” shall mean any individual, firm, corporation, partnership, limited liability company, limited liability partnership, trust, syndicate or other entity, group of persons making a “coordinated acquisition” of Company Securities or otherwise treated as an “entity” within the meaning of Section 1.382-3(a)(1) of the Treasury Regulations or otherwise, and includes, without limitation, an unincorporated group of persons who, by formal or informal agreement or arrangement (whether or not in writing), have embarked on a common purpose or act, and also includes any successor (by merger or otherwise) of any such individual or entity.

(z) “Preferred Stock” shall mean shares of Series A Junior Participating Preferred Stock, par value $0.0001 per share, of the Company, and, to the extent that there are not a sufficient number of shares of Series A Junior Participating Preferred Stock authorized to permit the full exercise of the Rights, any other series of preferred stock of the Company designated for such purpose containing terms substantially similar to the terms of the Series A Junior Participating Preferred Stock.

(aa) “Principal Party” shall have the meaning set forth in Section 13(b) hereof.

(bb) “Prior Approval of the Company” shall mean the prior express written consent of the Company to the actions in question, executed on behalf of the Company by a duly authorized officer of the Company following express approval by action of at least a majority of the members of the Board then in office, provided that a Person shall be treated as having received the Prior Approval of the Company if such Person acquires Company Securities from the Company pursuant to an issuance by the Company that was approved by the Board.

(cc) “Purchase Price” shall have the meaning set forth in Section 4(a) hereof.

(dd) “Record Date” shall have the meaning set forth in the recitals to this Agreement.

(ee) “Redemption Price” shall have the meaning set forth in Section 23(a) hereof.

(ff) “Rights” shall have the meaning set forth in the recitals to this Agreement.

(gg) “Rights Agent” shall have the meaning set forth in the preamble of this Agreement.

(hh) “Rights Certificates” shall have the meaning set forth in Section 3(a) hereof.

(ii) “Rights Dividend Declaration Date” shall have the meaning set forth in the recitals to this Agreement.

(jj) “Section 11(a)(ii) Event” shall mean any event described in Section 11(a)(ii) hereof.

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(kk) “Section 11(a)(ii) Trigger Date” shall have the meaning set forth in Section 11(a)(iii) hereof.

(ll) “Section 13 Event” shall mean any event described in clauses (x), (y) or (z) of Section 13(a) hereof.

(mm) “Spread” shall have the meaning set forth in Section 11(a)(iii) hereof.

(nn) “Stock Acquisition Date” shall mean the first date of public announcement by the Company or an Acquiring Person that an Acquiring Person has become such.

(oo) “Subsidiary” shall mean, with reference to any Person, any corporation or other entity of which an amount of voting securities or other ownership interests having ordinary voting power sufficient to elect at least a majority of the directors or other Persons having similar functions of such corporation or other entity is beneficially owned, directly or indirectly, by such Person, or otherwise controlled by such Person.

(pp) “Substitution Period” shall have the meaning set forth in Section 11(a)(iii) hereof.

(qq) “Summary of Rights” shall have the meaning set forth in Section 3(b) hereof.

(rr) “Tax Benefits” shall mean the net operating loss carryovers, capital loss carryovers, general business credit carryovers, alternative minimum tax credit carryovers and foreign tax credit carryovers, as well as any loss or deduction attributable to a “net unrealized built-in loss” within the meaning of Section 382 of the Code and the Treasury Regulations promulgated thereunder, of the Company or any of its Subsidiaries.

(ss) “Trading Day” shall have the meaning set forth in Section 11(d)(i) hereof.

(tt) “Treasury Regulations” shall mean the final and temporary (but not proposed) tax regulations promulgated under the Code, as such regulations may be amended from time to time.

(uu) “Triggering Event” shall mean any Section 11(a)(ii) Event or any Section 13 Event.

(vv) “U.S. Government” shall mean any of (i) the federal government of the United States of America, (ii) any instrumentality or agency of the federal government of the United States of America and (iii) any Person wholly-owned by, or the sole beneficiary of which is, the federal government of the United States of America or any instrumentality or agency thereof.

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Section 2. Appointment of Rights Agent. The Company hereby appoints the Rights Agent to act as agent for the Company and the holders of the Rights (who, in accordance with Section 3 hereof, shall prior to the Distribution Date also be the holders of the Common Stock) in accordance with the terms and conditions hereof, and the Rights Agent hereby accepts such appointment. The Company may from time to time appoint such co-rights agents as it may deem necessary or desirable.

Section 3. Issuance of Rights Certificates.

(a) Until the earlier of (i) the close of business on the tenth (10th) Business Day after the Stock Acquisition Date (or, if the tenth (10th) Business Day after the Stock Acquisition Date occurs before the Record Date, the close of business on the Record Date), or (ii) the close of business on the tenth Business Day (or such later date as the Board shall determine) after the date that a tender or exchange offer by any Person (other than the Company, any Subsidiary of the Company, any employee benefit plan of the Company or of any Subsidiary of the Company, or any Person organized, appointed or established by the Company for or pursuant to the terms of any such plan) is commenced within the meaning of Rule 14d-2(a) of the General Rules and Regulations under the Exchange Act, if upon consummation thereof, such Person would become an Acquiring Person (the earlier of (i) and (ii) being herein referred to as the “Distribution Date”), (x) the Rights will be evidenced (subject to the provisions of paragraphs (b) and (c) of this Section 3) by the certificates for the Common Stock registered in the names of the holders of the Common Stock (which certificates for Common Stock shall be deemed also to be certificates for Rights) and not by separate certificates (or for shares participating in the direct registration system, by notations in the respective book entry accounts for the Common Stock), and (y) the Rights will be transferable only in connection with the transfer of the underlying shares of Common Stock (including a transfer to the Company). As soon as practicable after the Distribution Date, but subject to the following sentence, the Rights Agent will send by such means as may be selected by the Company, to each record holder of the Common Stock as of the close of business on the Distribution Date, at the address of such holder shown on the records of the Company, one or more rights certificates, in substantially the form of Exhibit B hereto (the “Rights Certificates”), evidencing one Right for each share of Common Stock so held, subject to adjustment as provided herein. To the extent that a Triggering Event under Section 11(a)(ii) hereof has also occurred, the Company may implement such procedures, as it deems appropriate in its sole discretion, to minimize the possibility that Rights are received by Persons whose Rights would be void under Section 7(e) hereof. In the event that an adjustment in the number of Rights per share of Common Stock has been made pursuant to Section 11(p) hereof, at the time of distribution of the Rights Certificates, the Company shall make the necessary and appropriate rounding adjustments (in accordance with Section 14(a) hereof) so that Rights Certificates representing only whole numbers of Rights are distributed and cash is paid in lieu of any fractional Rights. As of and after the Distribution Date, the Rights will be evidenced solely by such Rights Certificates.

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(b) The Company will make available, as promptly as practicable following the Record Date, a copy of a Summary of Rights, in substantially the form attached hereto as Exhibit C (the “Summary of Rights”) to any holder of Rights who may so request from time to time prior to the Expiration Date. With respect to certificates for the Common Stock outstanding as of the Record Date, or issued subsequent to the Record Date, unless and until the Distribution Date shall occur, the Rights will be evidenced by such certificates for the Common Stock (or, in the case of shares reflected on the direct registration system, the notations in the book entry account) and the registered holders of the Common Stock shall also be the registered holders of the associated Rights. Until the earlier of the Distribution Date or the Expiration Date, the transfer of any shares of Common Stock in respect of which Rights have been issued shall also constitute the transfer of the Rights associated with such shares of Common Stock. Notwithstanding anything to the contrary set forth in this Agreement, upon the effectiveness of a redemption pursuant to Section 23 hereof or an exchange pursuant to Section 24 hereof, the Company shall not thereafter issue any additional Rights and, for the avoidance of doubt, no Rights shall be attached to or shall be issued with any shares of Common Stock (including any shares of Common Stock issued pursuant to an exchange) at any time thereafter.

(c) Rights shall be issued in respect of all shares of Common Stock which are issued (whether originally issued or from the Company’s treasury) after the Record Date but prior to the earlier of the Distribution Date or the Expiration Date. Certificates representing such shares of Common Stock shall also be deemed to be certificates for Rights, and shall bear the following legend if such certificates are issued after the Record Date but prior to the earlier of the Distribution Date or the Expiration Date:

This certificate also evidences and entitles the holder hereof to certain Rights as set forth in the Tax Benefits Preservation Plan between EMCORE Corporation (the “Company”) and the Rights Agent thereunder, as originally executed and as it may be amended or restated from time to time (the “Rights Agreement”), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal offices of the Company. Under certain circumstances, as set forth in the Tax Benefits Preservation Plan, such Rights will be evidenced by separate certificates and will no longer be evidenced by this certificate. The Company will mail to the holder of this certificate a copy of the Tax Benefits Preservation Plan, as in effect on the date of mailing, without charge, promptly after receipt of a written request therefor. Under certain circumstances set forth in the Tax Benefits Preservation Plan, Rights issued to, or held by, any Person who is, was or becomes an Acquiring Person (as such term is defined in the Tax Benefits Preservation Plan), whether currently held by or on behalf of such Person or by any subsequent holder, may become null and void.

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With respect to such certificates containing the foregoing legend, until the earlier of (i) the Distribution Date and (ii) the Expiration Date, the Rights associated with the Common Stock represented by such certificates shall be evidenced by such certificates alone and registered holders of Common Stock shall also be the registered holders of the associated Rights, and the transfer of any of such certificates shall also constitute the transfer of the Rights associated with the Common Stock represented by such certificates. Similarly, during such time periods, transfers of shares participating in the direct registration system shall also be deemed to be transfers of the associated Rights. In the case of any shares participating in the direct registration system, the Company shall cause the transfer agent for the Common Stock to include on each direct registration account statement with respect thereto issued prior to the Distribution Date a notation to the effect that the Company will mail to the stockholder a copy of the Tax Benefits Preservation Plan, as in effect on the date of mailing, without charge, promptly after receipt of a written request therefor and that the recipient of the statement, as a holder of shares of Common Stock, may have certain rights thereunder. In the event that shares of Common Stock are not represented by certificates, references in this Agreement to certificates shall be deemed to refer to the notations in the book entry accounts reflecting ownership of such shares.

Section 4. Form of Rights Certificates.

(a) The Rights Certificates (and the forms of election to purchase and of assignment to be printed on the reverse thereof) shall each be substantially in the form set forth in Exhibit B hereto and may have such marks of identification or designation and such legends, summaries or endorsements printed thereon as the Company may deem appropriate (and as are not inconsistent with the provisions of this Agreement, or as may be required to comply with any applicable law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange on which the Rights may from time to time be listed, or to conform to usage. Subject to the provisions of Section 11 and Section 22 hereof, the Rights Certificates, whenever distributed, shall be dated as of the Record Date and on their face shall entitle the holders thereof to purchase such number of one ten-thousandths of a share of Preferred Stock as shall be set forth therein at the price set forth therein (such exercise price per one ten-thousandth of a share, the “Purchase Price”), but the amount and type of securities purchasable upon the exercise of each Right and the Purchase Price thereof shall be subject to adjustment as provided herein.

(b) Any Rights Certificate issued pursuant to Section 3(a), Section 11(i) or Section 22 hereof that represents Rights beneficially owned by: (i) an Acquiring Person, (ii) a transferee of an Acquiring Person who becomes a transferee after the Acquiring Person becomes such, or (iii) a transferee of an Acquiring Person who becomes a transferee prior to or concurrently with the Acquiring Person becoming such and receives such Rights pursuant to either (A) a transfer (whether or not for consideration) from the Acquiring Person to holders of equity interests in such Acquiring Person or to any Person with whom such Acquiring Person has any continuing agreement, arrangement or understanding regarding the transferred Rights or (B) a transfer which the Board has determined is part of a plan, arrangement or understanding which has as a primary purpose or effect the avoidance of Section 7(e) hereof, and any Rights Certificate issued pursuant to Section 6 or Section 11 hereof upon transfer, exchange, replacement or adjustment of any other Rights Certificate referred to in this sentence, shall contain (to the extent feasible) the following legend:

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The Rights represented by this Rights Certificate are or were beneficially owned by a Person who was or became an Acquiring Person (as such term is defined in the Tax Benefits Preservation Plan). Accordingly, this Rights Certificate and the Rights represented hereby may become null and void in the circumstances specified in Section 7(e) of the Tax Benefits Preservation Plan.

Section 5. Countersignature and Registration.

(a) The Rights Certificates shall be executed on behalf of the Company by its Chairman of the Board, its President or any Vice President, either manually or by facsimile signature, and shall have affixed thereto the Company’s seal or a facsimile thereof which shall be attested by the Secretary or an Assistant Secretary of the Company, either manually or by facsimile signature. The Rights Certificates shall be countersigned by the Rights Agent, either manually or by facsimile signature and shall not be valid for any purpose unless so countersigned. In case any officer of the Company who shall have signed any of the Rights Certificates shall cease to be such officer of the Company before countersignature by the Rights Agent and issuance and delivery by the Company, such Rights Certificates, nevertheless, may be countersigned by the Rights Agent and issued and delivered by the Company with the same force and effect as though the person who signed such Rights Certificates had not ceased to be such officer of the Company; and any Rights Certificates may be signed on behalf of the Company by any person who, at the actual date of the execution of such Rights Certificate, shall be a proper officer of the Company to sign such Rights Certificate, although at the date of the execution of this Tax Benefits Preservation Plan any such person was not such an officer.

(b) Following the Distribution Date, the Rights Agent will keep, or cause to be kept, at its principal office or offices designated as the appropriate place for surrender of Rights Certificates upon exercise or transfer, books for registration and transfer of the Rights Certificates issued hereunder. Such books shall show the names and addresses of the respective holders of the Rights Certificates, the number of Rights evidenced on its face by each of the Rights Certificates and the date of each of the Rights Certificates.

Section 6. Transfer, Split-Up, Combination and Exchange of Rights Certificates; Mutilated, Destroyed, Lost or Stolen Rights Certificates.

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(a) Subject to the provisions of Section 4(b), Section 7(e) and Section 14 hereof, at any time after the close of business on the Distribution Date, and at or prior to the close of business on the Expiration Date, any Rights Certificate or Certificates (other than Rights Certificates representing Rights that may have been exchanged pursuant to Section 24 hereof) may be transferred, split up, combined or exchanged for another Rights Certificate or Certificates, entitling the registered holder to purchase a like number of one ten-thousandths of a share of Preferred Stock (or, following a Triggering Event, Common Stock, other securities, cash or other assets, as the case may be) as the Rights Certificate or Certificates surrendered then entitles such holder (or former holder in the case of a transfer) to purchase. Any registered holder desiring to transfer, split up, combine or exchange any Rights Certificate or Certificates shall make such request in writing delivered to the Rights Agent, and shall surrender the Rights Certificate or Certificates to be transferred, split up, combined or exchanged at the principal office or offices of the Rights Agent designated for such purpose. Notwithstanding anything in this Agreement to the contrary, neither the Rights Agent nor the Company shall be obligated to take any action whatsoever with respect to the transfer of any such surrendered Rights Certificate until the registered holder shall have (completed and duly signed the certificate contained in the form of assignment on the reverse side of such Rights Certificate and shall have provided such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) as the Company shall reasonably request. Thereupon the Rights Agent shall, subject to Section 4(b), Section 7(e), Section 14 and Section 24 hereof, countersign and deliver to the Person entitled thereto a Rights Certificate or Rights Certificates, as the case may be, as so requested. The Company may require payment from any holder of a Rights Certificate of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer, split up, combination or exchange of Rights Certificates.

(b) Upon receipt by the Company and the Rights Agent of evidence reasonably satisfactory to them of the loss, theft, destruction or mutilation of a Rights Certificate, and, in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to them, and reimbursement to the Company and the Rights Agent of all reasonable expenses incidental thereto, and upon surrender to the Rights Agent and cancellation of the Rights Certificate, if mutilated, the Company will execute and deliver a new Rights Certificate of like tenor to the Rights Agent for countersignature and delivery to the registered owner in lieu of the Rights Certificate so lost, stolen, destroyed or mutilated.

Section 7. Exercise of Rights; Purchase Price; Expiration Date of Rights.

(a) Subject to Section 7(e) hereof, at any time after the Distribution Date the registered holder of any Rights Certificate may exercise the Rights evidenced thereby (except as otherwise provided herein including, without limitation, the restrictions on exercisability set forth in Section 9(c), Section 11(a)(iii) and Section 23(a) hereof) in whole or in part upon surrender of the Rights Certificate, with the form of election to purchase and the certificate on the reverse side thereof duly executed, to the Rights Agent at the principal office or offices of the Rights Agent designated for such purpose, together with payment of the aggregate Purchase Price with respect to the total number of one ten-thousandths of a share (or other securities, cash or other assets, as the case may be) as to which such surrendered Rights are then exercisable at or prior to the earlier of (i) 5:00 P.M., New York City time, on October 3, 2017, or such later date as may be established by the Board prior to the expiration of the Rights (such date, as it may be extended by the Board, the “Final Expiration Date”), (ii) the time at which the Rights are redeemed or exchanged as provided in Section 23 hereof, (iii) the time at which the Rights may be exchanged as provided in Section 24 hereof, (iv) the close of business on the effective date of the repeal of Section 382 of the Code if the Board determines that this Agreement is no longer necessary or desirable for the preservation of the Tax Benefits, or (v) the close of business on the first day of a taxable year of the Company to which the Board determines that no Tax Benefits may be carried forward, or (vi) immediately following the final adjournment of the 2015 meeting of the shareholders of the Company if shareholder approval of this Agreement has not been received prior to such time (the earliest being herein referred to as the “Expiration Date”).

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(b) The Purchase Price for each one ten-thousandth of a share of Preferred Stock pursuant to the exercise of a Right initially shall be $21.50, shall be subject to adjustment from time to time as provided in Section 11 and Section 13(a) hereof and shall be payable in accordance with paragraph (c) below.

(c) Upon receipt of a Rights Certificate representing exercisable Rights, with the form of election to purchase and the certificate duly executed, accompanied by payment, with respect to each Right so exercised, of the Purchase Price per one ten-thousandth of a share of Preferred Stock (or other shares, securities, cash or other assets, as the case may be) to be purchased as set forth below and an amount equal to any applicable tax, the Rights Agent shall, subject to Section 7(f) and Section 20(k) hereof, thereupon promptly (i) (A) requisition from any transfer agent of the shares of Preferred Stock (or make available, if the Rights Agent is the transfer agent for such shares) certificates for the total number of one ten-thousandths of a share of Preferred Stock to be purchased and the Company hereby irrevocably authorizes its transfer agent to comply with all such requests, or (B) if the Company shall have elected to deposit the total number of shares of Preferred Stock issuable upon exercise of the Rights hereunder with a depositary agent, requisition from the depositary agent depositary receipts representing such number of one ten-thousandths of a share of Preferred Stock as are to be purchased (in which case certificates for the shares of Preferred Stock represented by such receipts shall be deposited by the transfer agent with the depositary agent) and the Company will direct the depositary agent to comply with such request, (ii) requisition from the Company the amount of cash, if any, to be paid in lieu of fractional shares in accordance with Section 14 hereof, (iii) after receipt of such certificates or depositary receipts, cause the same to be delivered to or, upon the order of the registered holder of such Rights Certificate, registered in such name or names as may be designated by such holder, and (iv) after receipt thereof, deliver such cash, if any, to or upon the order of the registered holder of such Rights Certificate. The payment of the Purchase Price (as such amount may be reduced pursuant to Section 11(a)(iii) hereof) shall be made in cash or by certified bank check or bank draft payable to the order of the Company. In the event that the Company is obligated to issue other securities (including Common Stock) of the Company, pay cash and/or distribute other property pursuant to Section 11(a) hereof, the Company will make all arrangements necessary so that such other securities, cash and/or other property are available for distribution by the Rights Agent, if and when appropriate. The Company reserves the right to require prior to the occurrence of a Triggering Event that, upon any exercise of Rights, a number of Rights be exercised so that only whole shares of Preferred Stock would be issued.

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(d) In case the registered holder of any Rights Certificate shall exercise less than all the Rights evidenced thereby, a new Rights Certificate evidencing the Rights remaining unexercised shall be issued by the Rights Agent and delivered to, or upon the order of, the registered holder of such Rights Certificate, registered in such name or names as may be designated by such holder, subject to the provisions of Section 14 hereof.

(e) Notwithstanding anything in this Agreement to the contrary, from and after the first occurrence of a Section 11(a)(ii) Event, any Rights beneficially owned by (i) an Acquiring Person, (ii) a transferee of an Acquiring Person who becomes a transferee after the Acquiring Person becomes such, or (iii) a transferee of an Acquiring Person who becomes a transferee prior to or concurrently with the Acquiring Person becoming such and receives such Rights pursuant to either (A) a transfer (whether or not for consideration) from the Acquiring Person to holders of equity interests in such Acquiring Person or to any Person with whom the Acquiring Person has any continuing agreement, arrangement or understanding regarding the transferred Rights or (B) a transfer which the Board has determined is part of a plan, arrangement or understanding which has as a primary purpose or effect the avoidance of this Section 7(e), shall become null and void without any further action and no holder of such Rights shall have any rights whatsoever with respect to such Rights, whether under any provision of this Agreement or otherwise. The Company shall use all reasonable efforts to insure that the provisions of this Section 7(e) and Section 4(b) hereof are complied with, but shall have no liability to any holder of Rights Certificates or any other Person as a result of its failure to make any determinations with respect to an Acquiring Person.

(f) Notwithstanding anything in this Agreement to the contrary, neither the Rights Agent nor the Company shall be obligated to undertake any action with respect to a registered holder upon the occurrence of any purported exercise as set forth in this Section 7 unless such registered holder shall have (i) completed and signed the certificate contained in the form of election to purchase set forth on the reverse side of the Rights Certificate surrendered for such exercise, and (ii) provided such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) thereof as the Company shall reasonably request.

Section 8. Cancellation and Destruction of Rights Certificates. All Rights Certificates surrendered for the purpose of exercise, transfer, split-up, combination, redemption or exchange shall, if surrendered to the Company or any of its agents, be delivered to the Rights Agent for cancellation or in cancelled form, or, if surrendered to the Rights Agent, shall be cancelled by it, and no Rights Certificates shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Agreement. The Company shall deliver to the Rights Agent for cancellation and retirement, and the Rights Agent shall so cancel and retire, any other Rights Certificate purchased or acquired by the Company otherwise than upon the exercise thereof. The Rights Agent shall deliver all cancelled Rights Certificates to the Company, or shall, at the written request of the Company, destroy such cancelled Rights Certificates, and in such case shall deliver a certificate of destruction thereof to the Company.

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Section 9. Reservation and Availability of Capital Stock.

(a) The Company covenants and agrees that it will cause to be reserved and kept available out of its authorized and unissued shares of Preferred Stock (and, following the occurrence of a Triggering Event, out of its authorized and unissued shares of Common Stock and/or other securities or out of its authorized and issued shares held in its treasury), the number of shares of Preferred Stock (and, following the occurrence of a Triggering Event, Common Stock and/or other securities) that, as provided in this Agreement, including Section 11(a)(iii) hereof, will be sufficient to permit the exercise in full of all outstanding Rights.

(b) So long as the shares of Preferred Stock (and, following the occurrence of a Triggering Event, Common Stock and/or other securities) issuable and deliverable upon the exercise of the Rights may be listed on any national securities exchange, the Company shall use its best efforts to cause, from and after such time as the Rights become exercisable, all shares reserved for such issuance to be listed on such exchange upon official notice of issuance upon such exercise.

(c) The Company shall use its best efforts to (i) file, as soon as practicable following the earliest date after the first occurrence of a Section 11(a)(ii) Event on which the consideration to be delivered by the Company upon exercise of the Rights has been determined in accordance with Section 11(a)(iii) hereof, a registration statement under the Act, with respect to the securities purchasable upon exercise of the Rights on an appropriate form, (ii) cause such registration statement to become effective as soon as practicable after such filing, and (iii) cause such registration statement to remain effective (with a prospectus at all times meeting the requirements of the Act) until the earlier of (A) the date as of which the Rights are no longer exercisable for such securities, and (B) the Expiration Date. The Company will also take such action as may be appropriate under, or to ensure compliance with, the securities or “blue sky” laws of the various states in connection with the exercisability of the Rights. The Company may temporarily suspend, for a period of time not to exceed ninety (90) days after the date set forth in clause (i) of the first sentence of this Section 9(c), the exercisability of the Rights in order to prepare and file such registration statement and permit it to become effective. Upon any such suspension, the Company shall issue a public announcement stating that the exercisability of the Rights has been temporarily suspended, as well as a public announcement at such time as the suspension has been rescinded. In addition, if the Company shall determine that a registration statement is required following the Distribution Date, the Company may temporarily suspend the exercisability of the Rights until such time as a registration statement has become effective. Notwithstanding any provision of this Agreement to the contrary, the Rights shall not be exercisable in any jurisdiction if the requisite qualification in such jurisdiction shall not have been obtained, the exercise thereof shall not be permitted under applicable law, or a registration statement shall not have become effective.

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(d) The Company covenants and agrees that it will take all such action as may be necessary to ensure that all one ten-thousandths of a share of Preferred Stock (and, following the occurrence of a Triggering Event, Common Stock and/or other securities) delivered upon exercise of Rights shall, at the time of delivery of the certificates for such shares (subject to payment of the Purchase Price), be duly and validly authorized and issued and fully paid and nonassessable.

(e) The Company further covenants and agrees that it will pay when due and payable any and all federal and state transfer taxes and charges which may be payable in respect of the issuance or delivery of the Rights Certificates and of any certificates for a number of one ten-thousandths of a share of Preferred Stock (or Common Stock and/or other securities, as the case may be) upon the exercise of Rights. The Company shall not, however, be required to pay any transfer tax which may be payable in respect of any transfer or delivery of Rights Certificates to a Person other than, or the issuance or delivery of a number of one ten-thousandths of a share of Preferred Stock (or Common Stock and/or other securities, as the case may be) in respect of a name other than, that of the registered holder of the Rights Certificates evidencing Rights surrendered for exercise, nor shall the company be required to issue or deliver any certificates for a number of one ten-thousandths of a share of Preferred Stock (or Common Stock and/or other securities, as the case may be) in a name other than that of the registered holder upon the exercise of any Rights until such tax shall have been paid (any such tax being payable by the holder of such Rights Certificates at the time of surrender) or until it has been established to the Company’s satisfaction that no such tax is due.

Section 10. Preferred Stock Record Date. Each Person in whose name any certificate for a number of one ten-thousandths of a share of Preferred Stock (or Common Stock and/or other securities, as the case may be) is issued upon the exercise of Rights shall for all purposes be deemed to have become the holder of record of such fractional shares of Preferred Stock (or Common Stock and/or other securities, as the case may be) represented thereby on, and such certificate shall be dated, the date upon which the Rights Certificate evidencing such Rights was duly surrendered and payment of the Purchase Price (and all applicable transfer taxes) was made; provided, however, that if the date of such surrender and payment is a date upon which the Preferred Stock (or Common Stock and/or other securities, as the case may be) transfer books of the Company are closed, such Person shall be deemed to have become the record holder of such shares (fractional or otherwise) on, and such certificate shall be dated, the next succeeding Business Day on which the Preferred Stock (or Common Stock and/or other securities, as the case may be) transfer books of the Company are open. Prior to the exercise of the Rights evidenced thereby, the holder of a Rights Certificate shall not be entitled to any rights of a stockholder of the Company with respect to shares for which the Rights shall be exercisable, including, without limitation, the right to vote, to receive dividends or other distributions or to exercise any preemptive rights, and shall not be entitled to receive any notice of any proceedings of the Company, except as provided herein.

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Section 11. Adjustment of Purchase Price, Number and Kind of Shares or Number of Rights. The Purchase Price, the number and kind of shares covered by each Right and the number of Rights outstanding are subject to adjustment from time to time as provided in this Section 11.

(a) (i) In the event the Company shall at any time after the date of this Agreement (A) declare a dividend on the Preferred Stock payable in shares of Preferred Stock, (B) subdivide or split the outstanding shares of Preferred Stock, (C) combine or consolidate the outstanding shares of Preferred Stock into a smaller number of shares, through a reverse stock split or otherwise, or (D) issue any shares of its capital stock in a reclassification of the Preferred Stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing or surviving corporation), except as otherwise provided in this Section 11(a) and Section 7(e) hereof, the Purchase Price in effect at the time of the record date for such dividend or of the effective date of such subdivision, split, combination, consolidation or reclassification, and the number and kind of shares of Preferred Stock or capital stock, as the case may be, issuable on such date, shall be proportionately adjusted so that the holder of any Right exercised after such time shall be entitled to receive, upon payment of the Purchase Price then in effect, the aggregate number and kind of shares of Preferred Stock or capital stock, as the case may be, which, if such Right had been exercised immediately prior to such date and at a time when the Preferred Stock transfer books of the Company were open, such holder would have owned upon such exercise and been entitled to receive by virtue of such dividend, subdivision, split, combination, consolidation or reclassification. If an event occurs which would require an adjustment under both this Section 11(a)(i) and Section 11(a)(ii) hereof, the adjustment provided for in this Section 11(a)(i) shall be in addition to, and shall be made prior to, any adjustment required pursuant to Section 11(a)(ii) hereof.

(ii) Subject to Section 24 hereof, in the event that any Person shall, at any time after the Rights Dividend Declaration Date, become an Acquiring Person, unless the event causing such Person to become an Acquiring Person is a transaction set forth in Section 13(a) hereof, then, promptly following the occurrence of such event, proper provision shall be made so that each holder of a Right (except as provided below and in Section 7(e) hereof) shall thereafter have the right to receive, upon exercise thereof at the then current Purchase Price in accordance with the terms of this Agreement, in lieu of a number of one ten-thousandths of a share of Preferred Stock, such number of shares of Common Stock of the Company as shall equal the result obtained by (x) multiplying the then current Purchase Price by the then number of one ten-thousandths of a share of Preferred Stock for which a Right was exercisable immediately prior to the first occurrence of a Section 11(a)(ii) Event, and (y) dividing that product (which, following such first occurrence, shall thereafter be referred to as the “Purchase Price” for each Right and for all purposes of this Agreement) by 50% of the Current Market Price (determined pursuant to Section 11(d) hereof) per share of Common Stock on the date of such first occurrence (such number of shares, the “Adjustment Shares”).

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(iii) In the event that the number of shares of Common Stock which is authorized by the Company’s Restated Certificate of Incorporation, as amended and as may be further amended from time to time, but not outstanding or reserved for issuance for purposes other than upon exercise of the Rights, is not sufficient to permit the exercise in full of the Rights in accordance with the foregoing subparagraph (ii) of this Section 11(a), the Company shall (A) determine the value of the Adjustment Shares issuable upon the exercise of a Right (the “Current Value”), and (B) with respect to each Right (subject to Section 7(e) hereof), make adequate provision to substitute for the Adjustment Shares, upon the exercise of a Right and payment of the applicable Purchase Price, (1) cash, (2) a reduction in the Purchase Price, (3) Common Stock or other equity securities of the Company (including, without limitation, shares, or units of shares, of preferred stock, such as the Preferred Stock, which the Board has deemed to have essentially the same value or economic rights as shares of Common Stock (such shares of preferred stock being referred to as “Common Stock Equivalents”)), (4) debt securities of the Company, (5) other assets, or (6) any combination of the foregoing, having an aggregate value equal to the Current Value (less the amount of any reduction in the Purchase Price), where such aggregate value has been determined by the Board based upon the advice of a nationally recognized investment banking firm selected by the Board; provided, however, that if the Company shall not have made adequate provision to deliver value pursuant to clause (B) above within thirty (30) days following the later of (x) the first occurrence of a Section 11(a)(ii) Event and (y) the date on which the Company’s right of redemption pursuant to Section 23(a) expires (the later of (x) and (y) being referred to herein as the “Section 11(a)(ii) Trigger Date”), then the Company shall be obligated to deliver, upon the surrender for exercise of a Right and without requiring payment of the Purchase Price, shares of Common Stock (to the extent available) and then, if necessary, cash, which shares and/or cash have an aggregate value equal to the Spread. For purposes of the preceding sentence, the term “Spread” shall mean the excess of (i) the Current Value over (ii) the Purchase Price. If the Board determines in good faith that it is likely that sufficient additional shares of Common Stock could be authorized for issuance upon exercise in full of the Rights, the thirty (30) day period set forth above may be extended to the extent necessary, but not more than ninety (90) days after the Section 11(a)(ii) Trigger Date, in order that the Company may seek stockholder approval for the authorization of such additional shares (such thirty (30) day period, as it may be extended, is herein called the “Substitution Period”). To the extent that the Company determines that action should be taken pursuant to the first and/or third sentences of this Section 11(a)(iii), the Company (1) shall provide, subject to Section 7(e) hereof, that such action shall apply uniformly to all outstanding Rights, and (2) may suspend the exercisability of the Rights until the expiration of the Substitution Period in order to seek such stockholder approval for such authorization of additional shares and/or to decide the appropriate form of distribution to be made pursuant to such first sentence and to determine the value thereof. In the event of any such suspension, the Company shall issue a public announcement stating that the exercisability of the Rights has been temporarily suspended, as well as a public announcement at such time as the suspension is no longer in effect. For purposes of this Section 11(a)(iii), the value of each Adjustment Share shall be the Current Market Price per share of the Common Stock on the Section 11(a)(ii) Trigger Date and the per share or per unit value of any Common Stock Equivalent shall be deemed to equal the Current Market Price per share of the Common Stock on such date.

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(b) In case the Company shall fix a record date for the issuance of rights, options or warrants to all holders of shares of Preferred Stock entitling them to subscribe for or purchase (for a period expiring within forty-five (45) calendar days after such record date) shares of Preferred Stock (or shares having the same rights, privileges and preferences as the shares of Preferred Stock (“Equivalent Preferred Stock”)) or securities convertible into Preferred Stock or Equivalent Preferred Stock at a price per share of Preferred Stock or per share of Equivalent Preferred Stock (or having a conversion price per share, if a security convertible into Preferred Stock or Equivalent Preferred Stock) less than the Current Market Price (as determined pursuant to Section 11(d) hereof) per share of Preferred Stock on such record date, the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the number of shares of Preferred Stock outstanding on such record date, plus the number of shares of Preferred Stock which the aggregate offering price of the total number of shares of Preferred Stock and/or Equivalent Preferred Stock so to be offered (and/or the aggregate initial conversion price of the convertible securities so to be offered) would purchase at such Current Market Price, and the denominator of which shall be the number of shares of Preferred Stock outstanding on such record date, plus the number of additional shares of Preferred Stock and/or Equivalent Preferred Stock to be offered for subscription or purchase (or into which the convertible securities so to be offered are initially convertible). In case such subscription price may be paid by delivery of consideration, part or all of which may be in a form other than cash, the value of such consideration shall be as determined in good faith by the Board, whose determination shall be described in a statement filed with the Rights Agent and shall be binding on the Rights Agent and the holders of the Rights. Shares of Preferred Stock owned by or held for the account of the Company shall not be deemed outstanding for the purpose of any such computation. Such adjustment shall be made successively whenever such a record date is fixed, and in the event that such rights or warrants are not so issued, the Purchase Price shall be adjusted to be the Purchase Price which would then be in effect if such record date had not been fixed.

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(c) In case the Company shall fix a record date for a distribution to all holders of shares of Preferred Stock (including any such distribution made in connection with a consolidation or merger in which the Company is the continuing or surviving corporation), of cash (other than a regular quarterly cash dividend out of the earnings or retained earnings of the Company), assets (other than a dividend payable in Preferred Stock, but including any dividend payable in stock other than Preferred Stock) or evidences of indebtedness, or of subscription rights or warrants (excluding those referred to in Section 11(b) hereof), the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the Current Market Price (as determined pursuant to Section 11(d) hereof) per share of Preferred Stock on such record date, less the fair market value (as determined in good faith by the Board, whose determination shall be described in a statement filed with the Rights Agent) of the portion of the cash, assets or evidences of indebtedness so to be distributed or of such subscription rights or warrants applicable to a share of Preferred Stock, and the denominator of which shall be such Current Market Price (as determined pursuant to Section 11(d) hereof) per share of Preferred Stock. Such adjustments shall be made successively whenever such a record date is fixed, and in the event that such distribution is not so made, the Purchase Price shall be adjusted to be the Purchase Price which would have been in effect if such record date had not been fixed.

(d) (i) For the purpose of any computation hereunder, other than computations made pursuant to Section 11(a)(iii) hereof, the Current Market Price per share of Common Stock on any date shall be deemed to be the average of the daily closing prices per share of such Common Stock for the thirty (30) consecutive Trading Days immediately prior to but not including such date, and for purposes of computations made pursuant to Section 11(a)(iii) hereof, the Current Market Price per share of Common Stock on any date shall be deemed to be the average of the daily closing prices per share of such Common Stock for the ten (10) consecutive Trading Days immediately following but not including such date; provided, however, that in the event that the Current Market Price per share of the Common Stock is determined during a period following the announcement by the issuer of such Common Stock of (A) a dividend or distribution on such Common Stock payable in shares of such Common Stock or securities convertible into shares of such Common Stock (other than the Rights), or (B) any subdivision, combination, consolidation, reverse stock split or reclassification of such Common Stock, and the ex-dividend date for such dividend or distribution, or the record date for such subdivision, combination, consolidation, reverse stock split or reclassification, shall not have occurred prior to the commencement of the requisite thirty (30) Trading Day or ten (10) Trading Day period, as set forth above, then, and in each such case, the Current Market Price shall be properly adjusted to take into account ex-dividend trading. The closing price for each day shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the Nasdaq Stock Market (“NASDAQ”) or, if the shares of Common Stock are not listed or admitted to trading on NASDAQ, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the shares of Common Stock are listed or admitted to trading or, if the shares of Common Stock are not listed or admitted to trading on any national securities exchange, the last quoted price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by the OTC Bulletin Board or OTC Link LLC or such other system then in use, or, if on any such date the shares of Common Stock are not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Common Stock selected by the Board. If on any such date no market maker is making a market in the Common Stock, the fair value of such shares on such date shall be as determined in good faith by the Board shall be used. The term “Trading Day” shall mean a day on which the principal national securities exchange on which the shares of Common Stock are listed or admitted to trading is open for the transaction of business or, if the shares of Common Stock are not listed or admitted to trading on any national securities exchange, a Business Day. If the Common Stock is not publicly held or not so listed or traded, the Current Market Price per share shall mean the fair value per share as determined in good faith by the Board, whose determination shall be described in a statement filed with the Rights Agent and shall be conclusive for all purposes.

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(ii) For the purpose of any computation hereunder, the Current Market Price per share of Preferred Stock shall be determined in the same manner as set forth above for the Common Stock in clause (i) of this Section 11(d) (other than the last sentence thereof). If the Current Market Price per share of Preferred Stock cannot be determined in the manner provided above or if the Preferred Stock is not publicly held or listed or traded in a manner described in clause (i) of this Section 11(d), the Current Market Price per share of Preferred Stock shall be conclusively deemed to be an amount equal to 10,000 (as such number may be appropriately adjusted for such events as stock splits, stock dividends and recapitalizations with respect to the Common Stock occurring after the date of this Agreement) multiplied by the Current Market Price per share of the Common Stock. If neither the Common Stock nor the Preferred Stock is publicly held or so listed or traded, Current Market Price per share of the Preferred Stock shall mean the fair value per share as determined in good faith by the Board, whose determination shall be described in a statement filed with the Rights Agent and shall be conclusive for all purposes.

(e) Anything herein to the contrary notwithstanding, no adjustment in the Purchase Price shall be required unless such adjustment would require an increase or decrease of at least one percent (1%) in the Purchase Price; provided, however, that any adjustments which by reason of this Section 11(e) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 11 shall be made to the nearest cent or to the nearest ten-thousandth of a share of Common Stock or other share or ten-thousandth of a share of Preferred Stock, as the case may be. Notwithstanding the first sentence of this Section 11(e), any adjustment required by this Section 11 shall be made no later than the earlier of (i) three (3) years from the date of the transaction which mandates such adjustment, or (ii) the Expiration Date.

(f) If as a result of an adjustment made pursuant to Section 11(a)(ii) or Section 13(a) hereof, the holder of any Right thereafter exercised shall become entitled to receive any shares of capital stock other than Preferred Stock, thereafter the number of such other shares so receivable upon exercise of any Right and the Purchase Price thereof shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Preferred Stock contained in Sections 11(a), (b), (c), (e), (g), (h), (i), (j), (k) and (m), and the provisions of Sections 7, 9, 10, 13 and 14 hereof with respect to the Preferred Stock shall apply on like terms to any such other shares.

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(g) All Rights originally issued by the Company subsequent to any adjustment made to the Purchase Price hereunder shall evidence the right to purchase, at the adjusted Purchase Price, the number of one ten-thousandths of a share of Preferred Stock purchasable from time to time hereunder upon exercise of the Rights, all subject to further adjustment as provided herein.

(h) Unless the Company shall have exercised its election as provided in Section 11(i), upon each adjustment of the Purchase Price as a result of the calculations made in Sections 11(b) and (c), each Right outstanding immediately prior to the making of such adjustment shall thereafter evidence the right to purchase, at the adjusted Purchase Price, that number of one ten-thousandths of a share of Preferred Stock (calculated to the nearest ten-thousandth) obtained by (i) multiplying (x) the number of one ten-thousandths of a share covered by a Right immediately prior to this adjustment, by (y) the Purchase Price in effect immediately prior to such adjustment of the Purchase Price, and (ii) dividing the product so obtained by the Purchase Price in effect immediately after such adjustment of the Purchase Price.

(i) The Company may elect on or after the date of any adjustment of the Purchase Price to adjust the number of Rights, in lieu of any adjustment in the number of one ten-thousandths of a share of Preferred Stock purchasable upon the exercise of a Right. Each of the Rights outstanding after the adjustment in the number of Rights shall be exercisable for the number of one ten-thousandths of a share of Preferred Stock for which a Right was exercisable immediately prior to such adjustment. Each Right held of record prior to such adjustment of the number of Rights shall become that number of Rights (calculated to the nearest one ten-thousandth) obtained by dividing the Purchase Price in effect immediately prior to adjustment of the Purchase Price by the Purchase Price in effect immediately after adjustment of the Purchase Price. The Company shall make a public announcement of its election to adjust the number of Rights, indicating the record date for the adjustment, and, if known at the time, the amount of the adjustment to be made. This record date may be the date on which the Purchase Price is adjusted or any day thereafter, but, if the Rights Certificates have been issued, shall be at least ten (10) days later than the date of the public announcement. If Rights Certificates have been issued, upon each adjustment of the number of Rights pursuant to this Section 11(i), the Company shall, as promptly as practicable, cause to be distributed to holders of record of Rights Certificates on such record date Rights Certificates evidencing, subject to Section 14 hereof, the additional Rights to which such holders shall be entitled as a result of such adjustment, or, at the option of the Company, shall cause to be distributed to such holders of record in substitution and replacement for the Rights Certificates held by such holders prior to the date of adjustment, and upon surrender thereof, if required by the Company, new Rights Certificates evidencing all the Rights to which such holders shall be entitled after such adjustment. Rights Certificates so to be distributed shall be issued, executed, and countersigned, in the manner provided for herein (and may bear, at the option of the Company, the adjusted Purchase Price) and shall be registered in the names of the holders of record of Rights Certificates on the record date specified in the public announcement.

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(j) Irrespective of any adjustment or change in the Purchase Price or the number of one ten-thousandths of a share of Preferred Stock issuable upon the exercise of the Rights, the Rights Certificates theretofore and thereafter issued may continue to express the Purchase Price per one ten-thousandth of a share and the number of one ten-thousandths of a share which were expressed in the initial Rights Certificates issued hereunder.

(k) Before taking any action that would cause an adjustment reducing the Purchase Price below the then stated value, if any, of the number of one ten-thousandths of a share of Preferred Stock issuable upon exercise of the Rights, the Company shall take any corporate action which may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue fully paid and nonassessable such number of one ten-thousandths of a share of Preferred Stock at such adjusted Purchase Price.

(l) In any case in which this Section 11 shall require that an adjustment in the Purchase Price be made effective as of a record date for a specified event, the Company may elect to defer until the occurrence of such event the issuance to the holder of any Right exercised after such record date the number of one ten-thousandths of a share of Preferred Stock and other capital stock or securities of the Company, if any, issuable upon such exercise over and above the number of one ten-thousandths of a share of Preferred Stock and other capital stock or securities of the Company, if any, issuable upon such exercise on the basis of the Purchase Price in effect prior to such adjustment; provided, however, that the Company shall deliver to such holder a due bill or other appropriate instrument evidencing such holder’s right to receive such additional shares (fractional or otherwise) or securities upon the occurrence of the event requiring such adjustment.

(m) Anything in this Section 11 to the contrary notwithstanding, the Company shall be entitled to make such reductions in the Purchase Price, in addition to those adjustments expressly required by this Section 11, as and to the extent that in their good faith judgment the Board shall determine to be advisable in order that any (i) consolidation or subdivision of the Preferred Stock, (ii) issuance wholly for cash of any shares of Preferred Stock at less than the Current Market Price per share of Preferred Stock, (iii) issuance wholly for cash of shares of Preferred Stock or securities which by their terms are convertible into or exchangeable for shares of Preferred Stock, (iv) stock dividends or (v) issuance of rights, options or warrants referred to in this Section 11, hereafter made by the Company to holders of its Preferred Stock shall not be taxable to such stockholders.

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(n) Other than with respect to an Exempt Transaction, the Company covenants and agrees that it shall not, at any time after the Distribution Date, (i) consolidate with any other Person (other than a Subsidiary of the Company in a transaction which complies with Section 11(o) hereof), (ii) merge with or into any other Person (other than a Subsidiary of the Company in a transaction which complies with Section 11(o) hereof), or (iii) sell or transfer (or permit any Subsidiary of the Company to sell or transfer), in one transaction, or a series of related transactions, assets, cash flow or earning power aggregating more than 50% of the assets, cash flow or earning power of the Company and its Subsidiaries (taken as a whole) to any other Person or Persons (other than the Company and/or any of its Subsidiaries in one or more transactions each of which complies with Section 11(o) hereof), if (x) at the time of or immediately after such consolidation, merger or sale or transfer there are any rights, warrants or other instruments or securities outstanding or agreements in effect which would eliminate or substantially diminish the benefits intended to be afforded by the Rights or (y) prior to, simultaneously with or immediately after such consolidation, merger or sale or transfer, the stockholders of the Person who constitutes, or would constitute, the “Principal Party” for purposes of Section 13(a) hereof shall have received a distribution of Rights previously owned by such Person.

(o) Other than with respect to an Exempt Transaction, the Company covenants and agrees that, after the Distribution Date, it will not, except as permitted by Section 23, Section 24 or Section 27 hereof, take (or permit any Subsidiary to take) any action if at the time such action is taken it is reasonably foreseeable that such action will eliminate or substantially diminish the benefits intended to be afforded by the Rights.

(p) Anything in this Agreement to the contrary notwithstanding, in the event that the Company shall at any time after the Rights Dividend Declaration Date and prior to the Distribution Date (i) declare a dividend on the outstanding shares of Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding shares of Common Stock, or (iii) combine the outstanding shares of Common Stock into a smaller number of shares, the number of Rights associated with each share of Common Stock then outstanding, or issued or delivered thereafter but prior to the Distribution Date, shall be proportionately adjusted so that the number of Rights thereafter associated with each share of Common Stock following any such event shall equal the result obtained by multiplying the number of Rights associated with each share of Common Stock immediately prior to such event by a fraction, the numerator of which shall be the total number of shares of Common Stock outstanding immediately prior to the occurrence of the event and the denominator of which shall be the total number of shares of Common Stock outstanding immediately following the occurrence of such event.

Section 12. Certificate of Adjusted Purchase Price or Number of Shares. Whenever an adjustment is made as provided in Section 11 and Section 13 hereof, the Company shall (a) promptly prepare a certificate setting forth such adjustment and a brief statement of the facts accounting for such adjustment, (b) promptly file with the Rights Agent, and with each transfer agent for the Preferred Stock and the Common Stock, a copy of such certificate and (c) if a Distribution Date has occurred, mail a brief summary thereof to each holder of a Rights Certificate in accordance with Section 25 hereof). The Rights Agent shall be fully protected in relying on any such certificate and on any adjustment therein contained.

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Section 13. Consolidation, Merger or Sale or Transfer of Assets Cash Flow or Earning Power.

(a) Other than with respect to an Exempt Transaction, in the event that, following the Stock Acquisition Date, directly or indirectly, (x) the Company shall consolidate with, or merge with and into, any other Person (other than a Subsidiary of the Company in a transaction which complies with Section 11(o) hereof), and the Company shall not be the continuing or surviving corporation of such consolidation or merger, (y) any Person (other than a Subsidiary of the Company in a transaction which complies with Section 11(o) hereof) shall consolidate with, or merge with or into, the Company, and the Company shall be the continuing or surviving corporation of such consolidation or merger and, in connection with such consolidation or merger, all or part of the outstanding shares of Common Stock shall be changed into or exchanged for stock or other securities of any other Person or cash or any other property, or (z) the Company shall sell or otherwise transfer (or one or more of its Subsidiaries shall sell or otherwise transfer), in one transaction or a series of related transactions, assets, cash flow or earning power aggregating more than 50% of the assets, cash flow or earning power of the Company and its Subsidiaries (taken as a whole) to any Person or Persons (other than the Company or any Subsidiary of the Company in one or more transactions each of which complies with Section 11(o) hereof), then, and in each such case, proper provision shall be made so that: (i) each holder of a Right, except as provided in Section 7(e) hereof, shall thereafter have the right to receive, upon the exercise thereof at the then current Purchase Price in accordance with the terms of this Agreement, such number of validly authorized and issued, fully paid, non-assessable and freely tradeable shares of Common Stock of the Principal Party (as such term is hereinafter defined), not subject to any liens, encumbrances, rights of first refusal or other adverse claims, as shall be equal to the result obtained by (1) multiplying the then current Purchase Price by the number of one ten-thousandths of a share of Preferred Stock for which a Right is exercisable immediately prior to the first occurrence of a Section 13 Event (or, if a Section 11(a)(ii) Event has occurred prior to the first occurrence of a Section 13 Event, multiplying the number of such one ten-thousandths of a share for which a Right was exercisable immediately prior to the first occurrence of a Section 11(a)(ii) Event by the Purchase Price in effect immediately prior to such first occurrence of a Section 11(a)(ii) Event), and (2) dividing that product (which, following the first occurrence of a Section 13 Event, shall be referred to as the “Purchase Price” for each Right and for all purposes of this Agreement) by 50% of the Current Market Price (determined pursuant to Section 11(d)(i) hereof) per share of the Common Stock of such Principal Party on the date of consummation of such Section 13 Event; (ii) such Principal Party shall thereafter be liable for, and shall assume, by virtue of such Section 13 Event, all the obligations and duties of the Company pursuant to this Agreement; (iii) the term “Company” shall thereafter be deemed to refer to such Principal Party, it being specifically intended that the provisions of Section 11 hereof shall apply only to such Principal Party following the first occurrence of a Section 13 Event; (iv) such Principal Party shall take such steps (including, but not limited to, the reservation of a sufficient number of shares of its Common Stock) in connection with the consummation of any such transaction as may be necessary to assure that the provisions hereof shall thereafter be applicable, as nearly as reasonably may be, in relation to its shares of Common Stock thereafter deliverable upon the exercise of the Rights; and (v) the provisions of Section 11(a)(ii) hereof shall be of no effect following the first occurrence of any Section 13 Event.

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(b) “Principal Party” shall mean:

(i) in the case of any transaction described in clause (x) or (y) of the first sentence of Section 13(a), the Person that is the issuer of any securities into which shares of Common Stock of the Company are converted in such merger or consolidation, and if no securities are so issued, the Person that is the other party to such merger or consolidation; and

(ii) in the case of any transaction described in clause (z) of the first sentence of Section 13(a), the Person that is the party receiving the greatest portion of the assets, cash flow or earning power transferred pursuant to such transaction or transactions;

provided, however, that in any such case, (1) if the Common Stock of such Person is not at such time and has not been continuously over the preceding twelve (12) month period registered under Section 12 of the Exchange Act, and such Person is a direct or indirect Subsidiary of another Person the Common Stock of which is and has been so registered, “Principal Party” shall refer to such other Person; and (2) in case such Person is a Subsidiary, directly or indirectly, of more than one Person, the Common Stock of two or more of which are and have been so registered, “Principal Party” shall refer to whichever of such Persons is the issuer of the Common Stock having the greatest aggregate market value.

(c) Other than with respect to an Exempt Transaction, the Company shall not consummate any such consolidation, merger, sale or transfer unless the Principal Party shall have a sufficient number of authorized shares of its Common Stock which have not been issued or reserved for issuance to permit the exercise in full of the Rights in accordance with this Section 13 and unless prior thereto the Company and such Principal Party shall have executed and delivered to the Rights Agent a supplemental agreement providing for the terms set forth in paragraphs (a) and (b) of this Section 13 and further providing that, as soon as practicable after the date of any consolidation, merger or sale of assets mentioned in paragraph (a) of this Section 13, the Principal Party will

(i) prepare and file a registration statement under the Act, with respect to the Rights and the securities purchasable upon exercise of the Rights on an appropriate form, and will use its best efforts to cause such registration statement to (A) become effective as soon as practicable after such filing and (B) remain effective (with a prospectus at all times meeting the requirements of the Act) until the Expiration Date;

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(ii) take all such other action as may be necessary to enable the Principal Party to issue the securities purchasable upon exercise of the Rights, including but not limited to the registration or qualification of such securities under all requisite securities laws of jurisdictions of the various states and the listing of such securities on such exchanges and trading markets as may be necessary or appropriate; and

(iii) will deliver to holders of the Rights historical financial statements for the Principal Party which comply in all respects with the requirements for registration on Form 10 (or any successor form) under the Exchange Act.

Other than with respect to an Exempt Transaction, the provisions of this Section 13 shall similarly apply to successive mergers or consolidations or sales or other transfers. In the event that a Section 13 Event shall occur at any time after the occurrence of a Section 11(a)(ii) Event, the Rights which have not theretofore been exercised shall thereafter become exercisable in the manner described in Section 13(a).

Section 14. Fractional Rights and Fractional Shares.

(a) The Company shall not be required to issue fractions of Rights, except prior to the Distribution Date as provided in Section 11(p) hereof, or to distribute Rights Certificates which evidence fractional Rights. In lieu of such fractional Rights, the Company may pay to the registered holders of the Rights Certificates with regard to which such fractional Rights would otherwise be issuable, an amount in cash equal to the same fraction of the current market value of a whole Right. For purposes of this Section 14(a), the current market value of a whole Right shall be the closing price of the Rights for the Trading Day immediately prior to the date on which such fractional Rights would have been otherwise issuable. The closing price of the Rights for any Trading Day shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on NASDAQ or, if the Rights are not listed or admitted to trading on NASDAQ, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the Rights are listed or admitted to trading, or if the Rights are not listed or admitted to trading on any national securities exchange, the last quoted price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by the OTC Bulletin Board or OTC Link LLC or such other system then in use or, if on any such date the Rights are not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Rights, selected by the Board. If on any such date no such market maker is making a market in the Rights, the fair value of the Rights on such date as determined in good faith by the Board shall be used.

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(b) The Company shall not be required to issue fractions of shares of Preferred Stock (other than fractions which are integral multiples of one ten-thousandth of a share of Preferred Stock) upon exercise of the Rights or to distribute certificates which evidence fractional shares of Preferred Stock (other than fractions which are integral multiples of one ten-thousandth of a share of Preferred Stock). In lieu of fractional shares of Preferred Stock that are not integral multiples of one ten-thousandth of a share of Preferred Stock, the Company may pay to the registered holders of Rights Certificates at the time such Rights are exercised as herein provided an amount in cash equal to the same fraction of the current market value of one ten-thousandth of a share of Preferred Stock. For purposes of this Section 14(b), the current market value of one ten-thousandths of a share of Preferred Stock shall be one ten-thousandths of the closing price of a share of Preferred Stock (as determined pursuant to Section 11(d)(ii) hereof) for the Trading Day immediately prior to the date of such exercise.

(c) Following the occurrence of a Triggering Event, the Company shall not be required to issue fractions of shares of Common Stock upon exercise of the Rights or to distribute certificates which evidence fractional shares of Common Stock. In lieu of fractional shares of Common Stock, the Company may pay to the registered holders of Rights Certificates at the time such Rights are exercised as herein provided an amount in cash equal to the same fraction of the current market value of one (1) share of Common Stock. For purposes of this Section 14(c), the current market value of one share of Common Stock shall be the closing price per share of Common Stock (as determined pursuant to Section 11(d)(i) hereof) on the Trading Day immediately prior to the date of such exercise.

(d) The holder of a Right by the acceptance of the Rights expressly waives such holder’s right to receive any fractional Rights or any fractional shares upon exercise of a Right, except as permitted by this Section 14.

Section 15. Rights of Action. All rights of action in respect of this Agreement, except the rights of action given to the Rights Agent under Section 18 hereof, are vested in the respective registered holders of the Rights Certificates (and, prior to the Distribution Date, the registered holders of the Common Stock); and any registered holder of any Rights Certificate (or, prior to the Distribution Date, of the Common Stock), without the consent of the Rights Agent or of the holder of any other Rights Certificate (or, prior to the Distribution Date, of the Common Stock), may, in the holder’s own behalf and for the holder’s own benefit, enforce, and may institute and maintain any suit, action or proceeding against the Company to enforce, or otherwise act in respect of, the holder’s right to exercise the Rights evidenced by such Rights Certificate in the manner provided in such Rights Certificate and in this Agreement. Without limiting the foregoing or any remedies available to the holders of Rights, it is specifically acknowledged that the holders of Rights would not have an adequate remedy at law for any breach of this Agreement and shall be entitled to specific performance of the obligations hereunder and injunctive relief against actual or threatened violations of the obligations hereunder of any Person subject to this Agreement.

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Section 16. Agreement of Rights Holders. Every holder of a Right by accepting the same consents and agrees with the Company and the Rights Agent and with every other holder of a Right that:

(a) prior to the Distribution Date, the Rights will be transferable only in connection with the transfer of Common Stock;

(b) after the Distribution Date, the Rights Certificates are transferable only on the registry books of the Rights Agent if surrendered at the principal office or offices of the Rights Agent designated for such purposes, duly endorsed or accompanied by a proper instrument of transfer and with the appropriate forms and certificates fully executed;

(c) subject to Section 6(a) and Section 7(f) hereof, the Company and the Rights Agent may deem and treat the Person in whose name a Rights Certificate (or, prior to the Distribution Date, the associated Common Stock certificate (or book entry shares in respect of Common Stock)) is registered as the absolute owner thereof and of the Rights evidenced thereby (notwithstanding any notations of ownership or writing on the Rights Certificates or the associated Common Stock certificate (or notices provided to holders of book entry shares of Common Stock) made by anyone other than the Company or the Rights Agent) for all purposes whatsoever, and neither the Company nor the Rights Agent, subject to the last sentence of Section 7(e) hereof, shall be required to be affected by any notice to the contrary; and

(d) notwithstanding anything in this Agreement to the contrary, neither the Company nor the Rights Agent shall have any liability to any holder of a Right or other Person as a result of its inability to perform any of its obligations under this Agreement by reason of any preliminary or permanent injunction or other order, decree or ruling issued by a court of competent jurisdiction or by a governmental, regulatory or administrative agency or commission, or any statute, rule, regulation or executive order promulgated or enacted by any governmental authority, prohibiting or otherwise restraining performance of such obligation; provided, however, the Company must use its best efforts have any such order, decree or ruling lifted or otherwise overturned as soon as possible.

Section 17. Rights Certificate Holder Not Deemed a Stockholder. No holder, as such, of any Rights Certificate shall be entitled to vote, receive dividends or be deemed for any purpose the holder of the number of one ten-thousandths of a share of Preferred Stock or any other securities of the Company which may at any time be issuable on the exercise or exchange of the Rights represented thereby, nor shall anything contained herein or in any Rights Certificate be construed to confer upon the holder of any Rights Certificate, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as provided in Section 25 hereof), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by such Rights Certificate shall have been exercised or exchanged in accordance with the provisions hereof.

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Section 18. Concerning the Rights Agent.

(a) The Company agrees to pay to the Rights Agent reasonable compensation for all services rendered by it hereunder and, from time to time, on demand of the Rights Agent, its reasonable expenses and counsel fees and disbursements and other disbursements incurred in the administration and execution of this Agreement and the exercise and performance of its duties hereunder. The Company also agrees to indemnify the Rights Agent for, and to hold it harmless against, any loss, liability, or expense incurred without gross negligence, bad faith or willful misconduct on the part of the Rights Agent, for anything done or omitted by the Rights Agent in connection with the acceptance and administration of this Agreement, including the costs and expenses of defending against any claim of liability in the premises.

(b) The Rights Agent shall be protected and shall incur no liability for or in respect of any action taken, suffered or omitted by it in connection with its administration of this Agreement, in reliance upon any Rights Certificate or certificate for Common Stock or for other securities of the Company, instrument of assignment or transfer, power of attorney, endorsement, affidavit, letter, notice, direction, consent, certificate, statement, or other paper or document believed by it to be genuine and to be signed, executed and, where necessary, verified or acknowledged, by the proper Person or Persons.

Section 19. Merger or Consolidation or Change of Name of Rights Agent.

(a) Any Person into which the Rights Agent or any successor Rights Agent may be merged or with which it may be consolidated, or any Person resulting from any merger or consolidation to which the Rights Agent or any successor Rights Agent shall be a party, or any Person succeeding to the corporate trust, stock transfer or other shareholder services business of the Rights Agent or any successor Rights Agent, shall be the successor to the Rights Agent under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties hereto; but only if such Person would be eligible for appointment as a successor Rights Agent under the provisions of Section 21 hereof. In case at the time such successor Rights Agent shall succeed to the agency created by this Agreement, any of the Rights Certificates shall have been countersigned but not delivered, any such successor Rights Agent may adopt the countersignature of a predecessor Rights Agent and deliver such Rights Certificates so countersigned; and in case at that time any of the Rights Certificates shall not have been countersigned, any successor Rights Agent may countersign such Rights Certificates either in the name of the predecessor or in the name of the successor Rights Agent; and in all such cases such Rights Certificates shall have the full force provided in the Rights Certificates and in this Agreement.

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(b) In case at any time the name of the Rights Agent shall be changed and at such time any of the Rights Certificates shall have been countersigned but not delivered, the Rights Agent may adopt the countersignature under its prior name and deliver Rights Certificates so countersigned; and in case at that time any of the Rights Certificates shall not have been countersigned, the Rights Agent may countersign such Rights Certificates either in its prior name or in its changed name; and in all such cases such Rights Certificates shall have the full force provided in the Rights Certificates and in this Agreement.

Section 20. Duties of Rights Agent. The Rights Agent undertakes the duties and obligations imposed by this Agreement upon the following terms and conditions, by all of which the Company and the holders of Rights Certificates, by their acceptance thereof, shall be bound:

(a) The Rights Agent may consult with legal counsel (who may be legal counsel for the Company), and the opinion of such counsel shall be full and complete authorization and protection to the Rights Agent as to any action taken or omitted by it in good faith and in accordance with such opinion.

(b) Whenever in the performance of its duties under this Agreement the Rights Agent shall deem it necessary or desirable that any fact or matter (including, without limitation, the identity of any Acquiring Person and the determination of Current Market Price) be proved or established by the Company prior to taking or suffering any action hereunder, such fact or matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved and established by a certificate signed by the Chairman of the Board, the Chief Executive Officer, the President, any Vice President, the Treasurer, any Assistant Treasurer, the Secretary or any Assistant Secretary of the Company and delivered to the Rights Agent; and such certificate shall be full authorization to the Rights Agent for any action taken or suffered in good faith by it under the provisions of this Agreement in reliance upon such certificate.

(c) The Rights Agent shall be liable hereunder only for its and its directors’, officers’, employees’, affiliates’, agents’, advisors’, and representatives’ own gross negligence, bad faith or willful misconduct.

(d) The Rights Agent shall not be liable for or by reason of any of the statements of fact or recitals contained in this Agreement or in the Rights Certificates or be required to verify the same (except as to its countersignature on such Rights Certificates), but all such statements and recitals are and shall be deemed to have been made by the Company only.

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(e) The Rights Agent shall not be under any responsibility in respect of the validity of this Agreement or the execution and delivery hereof (except the due execution hereof by the Rights Agent) or in respect of the validity or execution of any Rights Certificate (except its countersignature thereof); nor shall it be responsible for any breach by the Company of any covenant or condition contained in this Agreement or in any Rights Certificate; nor shall it be responsible for any adjustment required under the provisions of Section 11, Section 13 or Section 24 hereof) or responsible for the manner, method or amount of any such adjustment) or the ascertaining of the existence of facts that would require any such adjustment (except with respect to the exercise of Rights evidenced by Rights Certificates after actual notice of any such adjustment); nor shall it by any act hereunder be deemed to make any representation or warranty as to the authorization or reservation of any shares of Common Stock or Preferred Stock to be issued pursuant to this Agreement or any Rights Certificate or as to whether any shares of Common Stock or Preferred Stock will, when so issued, be validly authorized and issued, fully paid and nonassessable.

(f) The Company agrees that it will perform, execute, acknowledge and deliver or cause to be performed, executed, acknowledged and delivered all such further and other acts, instruments and assurances as may reasonably be required by the Rights Agent for the carrying out or performing by the Rights Agent of the provisions of this Agreement.

(g) The Rights Agent is hereby authorized and directed to accept instructions with respect to the performance of its duties hereunder from the Chairman of the Board, the Chief Executive Officer, the President, any Vice President, the Secretary, any Assistant Secretary, the Treasurer or any Assistant Treasurer of the Company, and to apply to such officers for advice or instructions in connection with its duties, and it shall not be liable for any action taken or suffered to be taken by it in good faith in accordance with instructions of any such officer.

(h) The Rights Agent and any stockholder, director, officer or employee of the Rights Agent may buy, sell or deal in any of the Rights or other securities of the Company or become pecuniarily interested in any transaction in which the Company may be interested, or contract with or lend money to the Company or otherwise act as fully and freely as though it were not Rights Agent under this Agreement. Nothing herein shall preclude the Rights Agent from acting in any other capacity for the Company or for any other Person.

(i) The Rights Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either itself or by or through its attorneys or agents, and the Rights Agent shall not be answerable or accountable for any act, default, neglect or misconduct of any such attorneys or agents or for any loss to the Company resulting from any such act, default, neglect or misconduct; provided, however, reasonable care was exercised in the selection and continued employment thereof.

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(j) No provision of this Agreement shall require the Rights Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder (other than internal costs incurred by the Rights Agent in providing services to the Company in the ordinary course of its business as Rights Agent) or in the exercise of its rights if there shall be reasonable grounds for believing the repayment of such funds or adequate indemnification against such risk or liability is not reasonably assured to it.

(k) If, with respect to any Rights Certificate surrendered to the Rights Agent for exercise or transfer, the certificate attached to the form of assignment or form of election to purchase, as the case may be, has either not been completed or indicates an affirmative response to clause 1 and/or 2 thereof, the Rights Agent shall not take any further action with respect to such requested exercise or transfer without first consulting with the Company.

Section 21. Change of Rights Agent. The Rights Agent or any successor Rights Agent may resign and be discharged from its duties under this Agreement upon thirty (30) days’ notice in writing mailed to the Company, and to each transfer agent of the Common Stock and Preferred Stock, by registered or certified mail, and, if such resignation occurs after the Distribution Date, to the registered holders of the Rights Certificates by first-class mail. The Company may remove the Rights Agent or any successor Rights Agent upon thirty (30) days’ notice in writing, mailed to the Rights Agent or successor Rights Agent, as the case may be, and to each transfer agent of the Common Stock and Preferred Stock, by registered or certified mail, and, if such removal occurs after the Distribution Date, to the holders of the Rights Certificates by first-class mail. If the Rights Agent shall resign or be removed or shall otherwise become incapable of acting, the Company shall appoint a successor to the Rights Agent. If the Company shall fail to make such appointment within a period of thirty (30) days after giving notice of such removal or after it has been notified in writing of such resignation or incapacity by the resigning or incapacitated Rights Agent or by the holder of a Rights Certificate (who shall, with such notice, submit his Rights Certificate for inspection by the Company), then any registered holder of any Rights Certificate may apply to any court of competent jurisdiction for the appointment of a new Rights Agent. Any successor Rights Agent, whether appointed by the Company or by such a court, shall be (a) legal business entity organized and doing business under the laws of the United States or of any state of the United States, in good standing, which is authorized under such laws to exercise corporate trust, stock transfer or shareholder services powers and which has at the time of its appointment as Rights Agent a combined capital and surplus of at least $100,000,000 or (b) an affiliate of a legal business entity described in clause (a) of this sentence. After appointment, the successor Rights Agent shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Rights Agent without further act or deed; but the predecessor Rights Agent shall deliver and transfer to the successor Rights Agent any property at the time held by it hereunder, and execute and deliver any further assurance, conveyance, act or deed necessary for the purpose. Not later than the effective date of any such appointment, the Company shall file notice thereof in writing with the predecessor Rights Agent and each transfer agent of the Common Stock and the Preferred Stock, and, if such appointment occurs after the Distribution Date, mail a notice thereof in writing to the registered holders of the Rights Certificates. Failure to give any notice provided for in this Section 21, however, or any defect therein, shall not affect the legality or validity of the resignation or removal of the Rights Agent or the appointment of the successor Rights Agent, as the case may be.

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Section 22. Issuance of New Rights Certificates. Notwithstanding any of the provisions of this Agreement or of the Rights to the contrary, the Company may, at its option, issue new Rights Certificates evidencing Rights in such form as may be approved by the Board to reflect any adjustment or change in the Purchase Price and the number or kind or class of shares or other securities or property purchasable under the Rights Certificates made in accordance with the provisions of this Agreement. In addition, in connection with the issuance or sale of shares of Common Stock following the Distribution Date and prior to the redemption, exchange or expiration of the Rights, the Company (a) shall, with respect to shares of Common Stock so issued or sold (x) pursuant to the exercise of stock options or pursuant to awards under any employee benefit plan or arrangement, which stock options or awards are outstanding as of the Distribution Date, or (y) upon the exercise, conversion or exchange of securities issued by the Company after the date of this Agreement (except as may otherwise be provided in the instrument(s) governing such securities), and (b) may, in any other case, if deemed necessary or appropriate by the Board, issue Rights Certificates representing the appropriate number of Rights in connection with such issuance or sale; provided, however, that (i) no such Rights Certificate shall be issued if, and to the extent that, the Company shall be advised by counsel that such issuance would create a significant risk of material adverse tax consequences to the Company or the Person to whom such Rights Certificate would be issued, and (ii) no such Rights Certificate shall be issued if, and to the extent that, appropriate adjustment shall otherwise have been made in lieu of the issuance thereof.

Section 23. Redemption and Termination.

(a) The Board may, at its option, at any time prior to the earlier of (i) the close of business on the tenth (10th) Business Day following the Stock Acquisition Date (or, if the Stock Acquisition Date shall have occurred prior to the Record Date, the close of business on the tenth (10th) Business Day following the Record Date) and (ii) the Final Expiration Date, redeem all but not less than all of the then outstanding Rights at a redemption price of $0.0001 per Right, as such amount may be appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date hereof, (such redemption price being hereinafter referred to as the “Redemption Price”). Notwithstanding anything contained in this Agreement to the contrary, the Rights shall not be exercisable after the first occurrence of a Section 11(a)(ii) Event until such time as the Company’s right of redemption hereunder has expired. The Company may, at its option, pay the Redemption Price in cash, shares of Common Stock (based on the Current Market Price of the Common Stock at the time of redemption) or any other form of consideration deemed appropriate by the Board.

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(b) Immediately upon the action of the Board ordering the redemption of the Rights, evidence of which shall have been filed with the Rights Agent and without any further action and without any notice, the right to exercise the Rights will terminate and the only right thereafter of the holders of Rights shall be to receive the Redemption Price for each Right so held. Promptly after the action of the Board ordering the redemption of the Rights, the Company shall give notice of such redemption to the Rights Agent and the holders of the then outstanding Rights by mailing such notice to all such holders at each holder’s last address as it appears upon the registry books of the Rights Agent or, prior to the Distribution Date, on the registry books of the transfer agent for the Common Stock. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of redemption will state the method by which the payment of the Redemption Price will be made.

Section 24. Exchange.

(a) The Board may, at its option, at any time after any Person becomes an Acquiring Person, exchange all or part of the then outstanding and exercisable Rights (which shall not include Rights that have become void pursuant to the provisions of Section 7(e) hereof) for Common Stock at an exchange ratio of one share of Common Stock per Right, appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date hereof (such exchange ratio being hereinafter referred to as the “Exchange Ratio”). Notwithstanding the foregoing, the Board shall not be empowered to effect such exchange at any time after (i) any Person (other than the Company, any Subsidiary of the Company, any employee benefit plan of the Company or any such Subsidiary, or any entity holding Common Stock for or pursuant to the terms of any such plan) becomes the Beneficial Owner of 50% or more of the Common Stock then outstanding or (ii) the occurrence of an event specified in Section 13(a) hereof.

(b) Immediately upon the action of the Board ordering the exchange of any Rights pursuant to subsection (a) of this Section 24 and without any further action and without any notice, the right to exercise such Rights shall terminate and the only right thereafter of a holder of such Rights shall be to receive that number of shares of Common Stock equal to the number of such Rights held by such holder multiplied by the Exchange Ratio. The Company shall promptly give public notice of any such exchange; provided, however, that the failure to give, or any defect in, such notice shall not affect the validity of such exchange. The Company promptly shall mail a notice of any such exchange to all of the holders of such Rights at their last addresses as they appear upon the registry books of the Rights Agent. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of exchange will state the method by which the exchange of the Common Stock for Rights will be effected and, in the event of any partial exchange, the number of Rights which will be exchanged. Any partial exchange shall be effected pro rata based on the number of Rights (other than Rights which have become void pursuant to the provisions of Section 7(e) hereof) held by each holder of Rights.

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(c) Following the action of the Board ordering the exchange of any Rights pursuant to subsection (a) of this Section 24, the Company may implement such procedures in its sole discretion as it deems appropriate for the purpose of ensuring that the Common Stock (or such other consideration) issuable upon an exchange pursuant to this Section 24 not be received by holders of Rights that have become void pursuant to Section 7(e) hereof. In furtherance thereof, if so directed by the Company, all or a portion of the shares of Common Stock (or other consideration) potentially issuable to holders of Rights upon an exchange pursuant to this Section 24 who have not verified to the satisfaction of the Company, in its sole discretion, that they are not Acquiring Persons may be deposited in a trust established by the Company pending receipt of appropriate verification. To the extent that such trust is established, holders of Rights entitled to receive such shares of Common Stock (or other consideration) pursuant to an exchange pursuant to this Section 24 who have not previously received such shares of Common Stock (or other consideration) shall be entitled to receive such shares of Common Stock (or other consideration) (and any dividends paid or distributions made thereon after the date on which such shares of Common Stock (or other consideration) are deposited in the trust) only from the trust and solely upon compliance with the relevant terms and provisions of the applicable trust agreement.

(d) In any exchange pursuant to this Section 24, the Company, at its option, may substitute Preferred Stock (or Equivalent Preferred Stock) for Common Stock exchangeable for Rights, at the initial rate of one ten-thousandth of a share of Preferred Stock (or Equivalent Preferred Stock) for each share of Common Stock, as appropriately adjusted to reflect stock splits, stock dividends and other similar transactions after the date hereof.

(e) In the event that there shall not be sufficient shares of Common Stock issued but not outstanding or authorized but unissued to permit any exchange of Rights as contemplated in accordance with this Section 24, the Company shall take all such action as may be necessary to authorize additional shares of Common Stock for issuance upon exchange of the Rights.

(f) The Company shall not be required to issue fractions of shares of Common Stock or to distribute certificates which evidence fractional shares of Common Stock. In lieu of such fractional shares of Common Stock, there shall be paid to the registered holders of the Rights Certificates with regard to which such fractional shares of Common Stock would otherwise be issuable, an amount in cash equal to the same fraction of the current market value of a whole share of Common Stock. For the purposes of this subsection (f), the current market value of a whole share of Common Stock shall be the closing price of a share of Common Stock (as determined pursuant to the second sentence of Section 11(d)(i) hereof) for the Trading Day immediately prior to the date of exchange pursuant to this Section 24.

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Section 25. Notice of Certain Events.

(a) In case the Company shall propose, at any time after the Distribution Date, (i) to pay any dividend payable in stock of any class to the holders of Preferred Stock or to make any other distribution to the holders of Preferred Stock (other than a regular quarterly cash dividend out of earnings or retained earnings of the Company), or (ii) to offer to the holders of Preferred Stock rights or warrants to subscribe for or to purchase any additional shares of Preferred Stock or shares of stock of any class or any other securities, rights or options, or (iii) to effect any reclassification of its Preferred Stock (other than a reclassification involving only the subdivision of outstanding shares of Preferred Stock), or (iv) to effect any consolidation or merger into or with any other Person (other than a Subsidiary of the Company in a transaction which complies with Section 11(o) hereof), or to effect any sale or other transfer (or to permit one or more of its Subsidiaries to effect any sale or other transfer), in one transaction or a series of related transactions, of more than 50% of the assets, cash flow or earning power of the Company and its Subsidiaries (taken as a whole) to any other Person or Persons (other than the Company and/or any of its Subsidiaries in one or more transactions each of which complies with Section 11(o) hereof), or (v) to effect the liquidation, dissolution or winding up of the Company, then, in each such case, the Company shall give to each holder of a Rights Certificate, to the extent feasible and in accordance with Section 26 hereof, a notice of such proposed action, which shall specify the record date for the purposes of such stock dividend or distribution of rights or warrants, or the date on which such reclassification, consolidation, merger, sale, transfer, liquidation, dissolution, or winding up is to take place and the date of participation therein by the holders of the shares of Preferred Stock, if any such date is to be fixed, and such notice shall be so given in the case of any action covered by clause (i) or (ii) above at least twenty (20) days prior to the record date for determining holders of the shares of Preferred Stock for purposes of such action, and in the case of any such other action, at least twenty (20) days prior to the date of the taking of such proposed action or the date of participation therein by the holders of the shares of Preferred Stock, whichever shall be the earlier.

(b) In the event that any Section 11(a)(ii) Event shall occur, (i) the Company shall as soon as practicable thereafter give to each holder of a Rights Certificate, to the extent feasible, in accordance with Section 26 hereof, a notice of the occurrence of such event, which shall specify the event and the consequences of the event to holders of Rights under Section 11(a)(ii) hereof, and (ii) all references in the preceding paragraph to Preferred Stock shall be deemed thereafter to refer to Common Stock and/or, if appropriate, other securities.

Section 26. Notices.

(a) Notices or demands authorized by this Agreement to be given or made by the Rights Agent or by the holder of any Rights Certificate to or on the Company shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed (until another address is filed in writing by the Company with the Rights Agent) as follows:

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EMCORE Corporation
2015 Chestnut Street
Alhambra, CA 91803
Attention: General Counsel

(b) Subject to the provisions of Section 21, any notice or demand authorized by this Agreement to be given or made by the Company or by the holder of any Rights Certificate to or on the Rights Agent shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed (until another address is filed in writing by the Rights Agent with the Company) as follows:

American Stock Transfer & Trust Company, LLC
6201 15th Avenue
Brooklyn, NY 11219
Attention: Relationship Management

(c) Notices or demands authorized by this Agreement to be given or made by the Company or the Rights Agent to the holder of any Rights Certificate (or, if prior to the Distribution Date, to the holder of certificates representing shares of Common Stock) shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed to such holder at the address of such holder as shown on the registry books of the Company.

Section 27. Supplements and Amendments. Prior to the Distribution Date, the Company and the Rights Agent shall, if the Company so directs, supplement or amend any provision of this Agreement without the approval of any holders of certificates representing shares of Common Stock. From and after the Distribution Date, the Company and the Rights Agent shall, if the Company so directs, supplement or amend this Agreement without the approval of any holders of Rights Certificates in order (i) to cure any ambiguity, (ii) to correct or supplement any provision contained herein which may be defective or inconsistent with any other provisions herein, (iii) to shorten or lengthen any time period hereunder or (iv) to change or supplement the provisions hereunder in any manner which the Company may deem necessary or desirable and which shall not adversely affect the interests of the holders of Rights Certificates (other than an Acquiring Person). Upon the delivery of a certificate from an appropriate officer of the Company which states that the proposed supplement or amendment is in compliance with the terms of this Section 27, the Rights Agent shall execute such supplement or amendment. Notwithstanding anything herein to the contrary, this Agreement may not be amended (other than pursuant to clauses (i) or (ii) of the preceding sentence) at a time when the Rights are not redeemable.

Section 28. Successors. All the covenants and provisions of this Agreement by or for the benefit of the Company or the Rights Agent shall bind and inure to the benefit of their respective successors and assigns hereunder.
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Section 29. Determinations and Actions by the Board, etc. The Board shall have the exclusive power and authority to administer this Agreement and to exercise all rights and powers specifically granted to the Board or to the Company, or as may be necessary or advisable in the administration of this Agreement, including, without limitation, the right and power to (i) interpret the provisions of this Agreement, and (ii) make all determinations deemed necessary or advisable for the administration of this Agreement (including a determination to redeem or not redeem the Rights or to amend the Agreement). All such actions, calculations, interpretations and determinations (including, for purposes of clause (y) below, all omissions with respect to the foregoing) which are done or made by the Board in good faith, shall (x) be final, conclusive and binding on the Company, the Rights Agent, the holders of the Rights and all other parties, and (y) not subject the Board or any of the directors on the Board to any liability to the holders of the Rights.

Section 30. Benefits of this Agreement. Nothing in this Agreement shall be construed to give to any Person other than the Company, the Rights Agent and the registered holders of the Rights Certificates (and, prior to the Distribution Date, registered holders of the Common Stock) any legal or equitable right, remedy or claim under this Agreement; but this Agreement shall be for the sole and exclusive benefit of the Company, the Rights Agent and the registered holders of the Rights Certificates (and, prior to the Distribution Date, registered holders of the Common Stock).

Section 31. Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated; provided, however, that notwithstanding anything in this Agreement to the contrary, if any such term, provision, covenant or restriction is held by such court or authority to be invalid, void or unenforceable and the Board determines in its good faith judgment that severing the invalid language from this Agreement would adversely affect the purpose or effect of this Agreement, the right of redemption set forth in Section 23 hereof shall be reinstated and shall not expire until the close of business on the tenth Business Day following the date of such determination by the Board. Without limiting the foregoing, if any provision requiring a specific group of directors to act is held to by any court of competent jurisdiction or other authority to be invalid, void or unenforceable, such determination shall then be made by the Board in accordance with applicable law and the Company’s Restated Certificate of Incorporation, as amended, and Bylaws, as amended.

Section 32. Governing Law. This Agreement, each Right and each Rights Certificate issued hereunder shall be deemed to be a contract made under the laws of the State of New Jersey and for all purposes shall be governed by and construed in accordance with the laws of such state applicable to contracts made and to be performed entirely within such state.

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Section 33. Counterparts. This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

Section 34. Descriptive Headings. Descriptive headings of the several sections of this Agreement are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.
39

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, all as of the day and year first above written.

EMCORE CORPORATION

By:	/s/ Hong Q. Hou
	Name:	Hong Q. Hou
	Title:	President & CEO

AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC,
as Rights Agent

By:	/s/ Paula Caroppoli
	Name:	Paula Caroppoli
	Title:	Senior Vice President

[Signature Page to Tax Benefits Preservation Plan]

Exhibit A

Certificate of Designation Establishing the Series A Junior Participating Preferred Stock and Fixing the Powers, Designations, Preferences and Relative, Participating, Optional and Other Special Rights, and the Qualifications, Limitations and Restrictions, of the
Series A Junior Participating Preferred Stock

Of

EMCORE CORPORATION

There is hereby established a new series of Preferred Stock (the “Preferred Stock”) of EMCORE Corporation, a New Jersey corporation (the “Corporation”), to which the following powers, designations, preferences and relative, participating, optional and other special rights, and the qualifications, limitations or restrictions, of the shares of such new series of preferred stock shall apply:

Section 1. Designation and Amount. There shall be a series of Preferred Stock that shall be designated as Series A Junior Participating Preferred Stock, par value $0.0001 per share, and the number of shares constituting such series shall be 300,000. Such number of shares may be increased or decreased by a vote of no less than a majority of the members of the Board of Directors then in office; provided, that no decrease shall reduce the number of shares of Series A Junior Participating Preferred Stock to a number less than the number of shares then outstanding plus the number of shares reserved for issuance upon the exercise of outstanding options, rights or warrants or upon the conversion of any outstanding securities issued by the Corporation convertible into Series A Junior Participating Preferred Stock.

Section 2. Dividends and Distributions.

(A) The holders of shares of Series A Junior Participating Preferred Stock, in preference to the holders of common stock, no par value, of the Corporation (“Common Stock”), and of any other junior stock, shall be entitled to receive, when, as and if declared by the Board of Directors out of funds legally available for the purpose, quarterly dividends payable in cash on the last day of March, June, September and December in each year (each such date being referred to herein as a “Quarterly Dividend Payment Date”), commencing on the first Quarterly Dividend Payment Date after the first issuance of a share or fraction of a share of Series A Junior Participating Preferred Stock, in an amount per share (rounded to the nearest cent) equal to the greater of (a) $0.01 or (b) subject to the provision for adjustment hereinafter set forth, 10,000 times the aggregate per share amount of all cash dividends, and 10,000 times the aggregate per share amount (payable in kind) of all non-cash dividends or other distributions other than a dividend payable in shares of Common Stock or a subdivision of the outstanding shares of Common Stock (by reclassification or otherwise), declared on the Common Stock since the immediately preceding Quarterly Dividend Payment Date, or, with respect to the first Quarterly Dividend Payment Date, since the first issuance of any share or fraction of a share of Series A Junior Participating Preferred Stock. In the event the Corporation shall at any time after September 17, 2014 (the “Rights Dividend Declaration Date”) (i) declare any dividend on Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding Common Stock, or (iii) combine the outstanding Common Stock into a smaller number of shares, then in each such case the amount to which holders of shares of Series A Junior Participating Preferred Stock were entitled immediately prior to such event under clause (b) of the preceding sentence shall be adjusted by multiplying such amount by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event. The Corporation shall declare a dividend or distribution on the Series A Junior Participating Preferred Stock as provided in Paragraph (A) above immediately after it declares a dividend or distribution on the Common Stock (other than a dividend payable in shares of Common Stock).

Ex. A-1

(B) The Corporation may not declare or pay a dividend or distribution on the Common Stock (other than a dividend payable in shares of the Common Stock) unless it simultaneously declares and pays a dividend or distribution on the Series A Junior Participating Preferred Stock as provided in paragraph (A) above.

(C) Dividends shall begin to accrue and be cumulative on outstanding shares of Series A Junior Participating Preferred Stock from the Quarterly Dividend Payment Date next preceding the date of issue of such shares of Series A Junior Participating Preferred Stock, unless the date of issue of such shares is prior to the record date for the first Quarterly Dividend Payment Date, in which case dividends on such shares shall begin to accrue from the date of issue of such shares, or unless the date of issue is a Quarterly Dividend Payment Date or is a date after the record date for the determination of holders of shares of Series A Junior Participating Preferred Stock entitled to receive a quarterly dividend and before such Quarterly Dividend Payment Date, in either of which events such dividends shall begin to accrue and be cumulative from such Quarterly Dividend Payment Date. Accrued but unpaid dividends shall not bear interest. Dividends paid on the shares of Series A Junior Participating Preferred Stock in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding. The Board of Directors may fix a record date for the determination of holders of shares of Series A Junior Participating Preferred Stock entitled to receive payment of a dividend or distribution declared thereon, which record date shall be no more than thirty (30) days prior to the date fixed for the payment thereof.

Section 3. Voting Rights. The holders of shares of Series A Junior Participating Preferred Stock shall have the following voting rights:

(A) Subject to the provision for adjustment hereinafter set forth, each share of Series A Junior Participating Preferred Stock shall entitle the holder thereof to 10,000 votes on all matters submitted to a vote of the holders of Common Stock. In the event the Corporation shall at any time after the Rights Declaration Date (i) declare any dividend on Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding Common Stock, or (iii) combine the outstanding Common Stock into a smaller number of shares, then in each such case the number of votes per share to which holders of shares of Series A Junior Participating Preferred Stock were entitled immediately prior to such event shall be adjusted by multiplying such number by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

Ex. A-2

(B) Except as otherwise provided herein or by law, the holders of shares of Series A Junior Participating Preferred Stock and the holders of shares of Common Stock shall vote together as one class on all matters submitted to a vote of stockholders of the Corporation.

(C) Except as set forth herein, holders of Series A Junior Participating Preferred Stock shall have no special voting rights and their consent shall not be required (except to the extent they are entitled to vote with holders of Common Stock as set forth herein) for taking any corporate action.

Section 4. Certain Restrictions.

(A) Whenever quarterly dividends or other dividends or distributions payable on the Series A Junior Participating Preferred Stock as provided in Section 2 are in arrears, thereafter and until all accrued and unpaid dividends and distributions, whether or not declared, on shares of Series A Junior Participating Preferred Stock outstanding shall have been paid in full, the Corporation shall not:

(i) declare or pay dividends on, make any other distributions on, or redeem or purchase or otherwise acquire for consideration any shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Junior Participating Preferred Stock;

(ii) declare or pay dividends on or make any other distributions on any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Junior Participating Preferred Stock, except dividends paid ratably on the Series A Junior Participating Preferred Stock and all such parity stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled;

(iii) redeem or purchase or otherwise acquire for consideration shares of any stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Junior Participating Preferred Stock, provided that the Corporation may at any time redeem, purchase or otherwise acquire shares of any such parity stock in exchange for shares of any stock of the Corporation ranking junior (either as to dividends or upon dissolution, liquidation or winding up) to the Series A Junior Participating Preferred Stock; or

Ex. A-3

(iv) purchase or otherwise acquire for consideration any shares of Series A Junior Participating Preferred Stock, except in accordance with a purchase offer made in writing or by publication (as determined by the Board of Directors) to all holders of such shares upon such terms as the Board of Directors, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective series and classes, shall determine in good faith will result in fair and equitable treatment among the respective series or classes.

(B) The Corporation shall not permit any subsidiary of the Corporation to purchase or otherwise acquire for consideration any shares of stock of the Corporation unless the Corporation could, under Paragraph (A) of this Section 4, purchase or otherwise acquire such shares at such time and in such manner.

Section 5. Reacquired Shares. Any shares of Series A Junior Participating Preferred Stock purchased or otherwise acquired by the Corporation in any manner whatsoever shall be retired and cancelled promptly after the acquisition thereof. All such shares shall upon their cancellation become authorized but unissued shares of Preferred Stock and may be reissued as part of a new series of Preferred Stock to be created by resolution or resolutions of the Board of Directors, subject to the conditions and restrictions on issuance set forth herein.

Section 6. Liquidation, Dissolution or Winding Up. (A) Upon any liquidation (voluntary or otherwise), dissolution or winding up of the Corporation, no distribution shall be made to the holders of shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Junior Participating Preferred Stock unless, prior thereto, the holders of shares of Series A Junior Participating Preferred Stock shall have received an amount equal to $10,000 per share of Series A Junior Participating Preferred Stock, plus an amount equal to accrued and unpaid dividends and distributions thereon, whether or not declared, to the date of such payment (the “Series A Liquidation Preference”). Following the payment of the full amount of the Series A Liquidation Preference, no additional distributions shall be made to the holders of shares of Series A Junior Participating Preferred Stock unless, prior thereto, the holders of shares of Common Stock shall have received an amount per share (the “Common Adjustment”) equal to the quotient obtained by dividing (i) the Series A Liquidation Preference by (ii) 10,000 (as appropriately adjusted as set forth in subparagraph (C) below to reflect such events as stock splits, stock dividends and recapitalizations with respect to the Common Stock) (such number in clause (ii), the “Adjustment Number”). Following the payment of the full amount of the Series A Liquidation Preference and the Common Adjustment in respect of all outstanding shares of Series A Junior Participating Preferred Stock and Common Stock, respectively, holders of Series A Junior Participating Preferred Stock and holders of shares of Common Stock shall receive their ratable and proportionate share of the remaining assets to be distributed in the ratio of the Adjustment Number to 1 with respect to such Preferred Stock and Common Stock, on a per share basis, respectively.

Ex. A-4

(A) In the event, however, that there are not sufficient assets available to permit payment in full of the Series A Liquidation Preference and the liquidation preferences of all other series of preferred stock, if any, which rank on a parity with the Series A Junior Participating Preferred Stock, then such remaining assets shall be distributed ratably to the holders of such parity shares in proportion to their respective liquidation preferences. In the event, however, that there are not sufficient assets available to permit payment in full of the Common Adjustment, then such remaining assets shall be distributed ratably to the holders of Common Stock.

(B) In the event the Corporation shall at any time after the Rights Declaration Date (i) declare any dividend on Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding Common Stock, or (iii) combine the outstanding Common Stock into a smaller number of shares, then in each such case the Adjustment Number in effect immediately prior to such event shall be adjusted by multiplying such Adjustment Number by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

Section 7. Consolidation, Merger, etc. In case the Corporation shall enter into any consolidation, merger, combination or other transaction in which the shares of Common Stock are exchanged for or changed into other stock or securities, cash and/or any other property, then in any such case the shares of Series A Junior Participating Preferred Stock shall at the same time be similarly exchanged or changed in an amount per share (subject to the provision for adjustment hereinafter set forth) equal to 10,000 times the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, into which or for which each share of Common Stock is changed or exchanged. In the event the Corporation shall at any time after the Rights Declaration Date (i) declare any dividend on Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding Common Stock, or (iii) combine the outstanding Common Stock into a smaller number of shares, then in each such case the amount set forth in the preceding sentence with respect to the exchange or change of shares of Series A Junior Participating Preferred Stock shall be adjusted by multiplying such amount by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

Section 8. No Redemption. The shares of Series A Junior Participating Preferred Stock shall not be redeemable.

Section 9. Amendment. At any time when any shares of Series A Junior Participating Preferred Stock are outstanding, neither the Certificate of Incorporation nor this Certificate of Designation shall be amended in any manner which would materially alter or change the powers, preferences or special rights of the Series A Junior Participating Preferred Stock so as to affect them adversely without the affirmative vote of the holders of a majority or more of the outstanding shares of Series A Junior Participating Preferred Stock, voting separately as a class.

Ex. A-5

Section 10. Fractional Shares. Series A Junior Participating Preferred Stock may be issued in fractions of a share which shall entitle the holder, in proportion to such holder’s fractional shares, to exercise voting rights, receive dividends, participate in distributions and to have the benefit of all other rights of holders of Series A Junior Participating Preferred Stock.

[Signature page follows]

Ex. A-6

Dated: , 2014

EMCORE CORPORATION

Name:

Title:

[Signature Page to Certificate of Designation]

Exhibit B

[Form of Rights Certificate]

Certificate No. R-	Rights

NOT EXERCISABLE AFTER OCTOBER 3, 2017 OR SUCH EARLIER DATE AS THE RIGHTS ARE REDEEMED, EXCHANGED OR TERMINATED. THE RIGHTS ARE SUBJECT TO REDEMPTION AT THE OPTION OF THE COMPANY, AT $0.0001 PER RIGHT, AND TO EXCHANGE ON THE TERMS SET FORTH IN THE TAX BENEFITS PRESERVATION PLAN. UNDER CERTAIN CIRCUMSTANCES, RIGHTS BENEFICIALLY OWNED BY AN ACQUIRING PERSON (AS SUCH TERM IS DEFINED IN THE TAX BENEFITS PRESERVATION PLAN) AND ANY SUBSEQUENT HOLDER OF SUCH RIGHTS MAY BECOME NULL AND VOID. [THE RIGHTS REPRESENTED BY THIS RIGHTS CERTIFICATE ARE OR WERE BENEFICIALLY OWNED BY A PERSON WHO WAS OR BECAME AN ACQUIRING PERSON (AS SUCH TERM IS DEFINED IN THE TAX BENEFITS PRESERVATION PLAN). ACCORDINGLY, THIS RIGHTS CERTIFICATE AND THE RIGHTS REPRESENTED HEREBY MAY BECOME NULL AND VOID IN THE CIRCUMSTANCES SPECIFIED IN SECTION 7(e) OF SUCH AGREEMENT.](1)

Rights Certificate

EMCORE CORPORATION

This certifies that , or registered assigns, is the registered owner of the number of Rights set forth above, each of which entitles the owner thereof, subject to the terms, provisions and conditions of the Tax Benefits Preservation Plan, dated as of September 17, 2014 (the “Tax Benefits Preservation Plan”), between EMCORE Corporation, a New Jersey corporation (the “Company”), and American Stock Transfer & Trust Company, LLC, a New York limited liability trust company, as Rights Agent (the “Rights Agent”), to purchase from the Company at any time prior to 5:00 P.M. (New York City time) on October 3, 2017 (unless such date is extended prior thereto by the Board of Directors), at the office or offices of the Rights Agent designated for such purpose, or its successors as Rights Agent, one ten-thousandth of a fully paid, non-assessable share of Junior Participating Preferred Stock, Series A (the “Preferred Stock”) of the Company, at a purchase price of $21.50 per one ten-thousandth of a share (the “Purchase Price”), upon presentation and surrender of this Rights Certificate with the Form of Election to Purchase and related Certificate duly executed. The number of Rights evidenced by this Rights Certificate (and the number of shares which may be purchased upon exercise thereof) set forth above, and the Purchase Price per share set forth above, are the number and Purchase Price as of September 17, 2014, based on the Preferred Stock as constituted at such date. The Company reserves the right to require prior to the occurrence of a Triggering Event (as such term is defined in the Tax Benefits Preservation Plan) that a number of Rights be exercised so that only whole shares of Preferred Stock will be issued.

(1) The portion of the legend in brackets shall be inserted only if applicable and shall replace the preceding sentence.

Ex. B-1

Upon the occurrence of a Section 11(a)(ii) Event (as such term is defined in the Tax Benefits Preservation Plan), if the Rights evidenced by this Rights Certificate are beneficially owned by (i) an Acquiring Person (as such term is defined in the Tax Benefits Preservation Plan), (ii) a transferee of any such Acquiring Person, or (iii) under certain circumstances specified in the Tax Benefits Preservation Plan, a transferee of a person who, after such transfer, became an Acquiring Person, such Rights shall become null and void and no holder hereof shall have any right with respect to such Rights from and after the occurrence of such Section 11(a)(ii) Event.

As provided in the Tax Benefits Preservation Plan, the Purchase Price and the number and kind of shares of Preferred Stock or other securities, which may be purchased upon the exercise of the Rights evidenced by this Rights Certificate are subject to modification and adjustment upon the happening of certain events, including Triggering Events.

This Rights Certificate is subject to all of the terms, provisions and conditions of the Tax Benefits Preservation Plan, which terms, provisions and conditions are hereby incorporated herein by reference and made a part hereof and to which Tax Benefits Preservation Plan reference is hereby made for a full description of the rights, limitations of rights, obligations, duties and immunities hereunder of the Rights Agent, the Company and the holders of the Rights Certificates, which limitations of rights include the temporary suspension of the exercisability of such Rights under the specific circumstances set forth in the Tax Benefits Preservation Plan. Copies of the Tax Benefits Preservation Plan are on file at the principal executive offices of the Company.

This Rights Certificate, with or without other Rights Certificates, upon surrender at the office or offices of the Rights Agent designated for such purpose, may be exchanged for another Rights Certificate or Rights Certificates of like tenor and date evidencing Rights entitling the holder to purchase a like aggregate number of one ten-thousandths of a share of Preferred Stock as the Rights evidenced by the Rights Certificate or Rights Certificates surrendered shall have entitled such holder to purchase. If this Rights Certificate shall be exercised in part, the holder shall be entitled to receive upon surrender hereof another Rights Certificate or Rights Certificates for the number of whole Rights not exercised.

Subject to the provisions of the Tax Benefits Preservation Plan, the Rights evidenced by this Certificate may be redeemed by the Company at its option at a redemption price of $0.0001 per Right at any time prior to the earlier of the close of business on (i) the tenth Business Day following the Stock Acquisition Date (as such time period may be extended pursuant to the Tax Benefits Preservation Plan), and (ii) the Final Expiration Date. In addition, under certain circumstances following the Stock Acquisition Date, the Rights may be exchanged, in whole or in part, for shares of the Common Stock, or shares of preferred stock of the Company having essentially the same value or economic rights as such shares. Immediately upon the action of the Board authorizing any such exchange, and without any further action or any notice, the Rights (other than Rights which are not subject to such exchange) will terminate and the Rights will only enable holders to receive the shares issuable upon such exchange.

Ex. B-2

No fractional shares of Preferred Stock will be issued upon the exercise of any Right or Rights evidenced hereby (other than fractions which are integral multiples of one ten-thousandths of a share of Preferred Stock, which may, at the election of the Company, be evidenced by depositary receipts), but in lieu thereof a cash payment will be made, as provided in the Tax Benefits Preservation Plan. The Company, at its election, may require that a number of Rights be exercised so that only whole shares of Preferred Stock would be issued.

No holder of this Rights Certificate shall be entitled to vote or receive dividends or be deemed for any purpose the holder of shares of Preferred Stock or of any other securities of the Company which may at any time be issuable on the exercise hereof, nor shall anything contained in the Tax Benefits Preservation Plan or herein be construed to confer upon the holder hereof, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give consent to or withhold consent from any corporate action, or, to receive notice of meetings or other actions affecting stockholders (except as provided in the Tax Benefits Preservation Plan), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by this Rights Certificate shall have been exercised as provided in the Tax Benefits Preservation Plan.

This Rights Certificate shall not be valid or obligatory for any purpose until it shall have been countersigned by the Rights Agent.

Ex. B-3

WITNESS the facsimile signature of the proper officers of the Company and its corporate seal.

Dated as of ,

EMCORE CORPORATION

By:
Title:

Countersigned:

AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC,
as Rights Agent

By:
Authorized Signature

Ex. B-4

[Form of Reverse Side of Rights Certificate]
FORM OF ASSIGNMENT

(To be executed by the registered holder if such
holder desires to transfer the Rights Certificate.)

FOR VALUE RECEIVED • hereby sells, assigns and transfers unto • (Please print name and address of transferee) this Rights Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint • Attorney, to transfer the within Rights Certificate on the books of the within named Company, with full power of substitution.

Dated: ,

Signature

Signature Guaranteed:

Ex. B-5

Certificate

The undersigned hereby certifies by checking the appropriate boxes that:

(1) The Rights evidenced by this Rights Certificate [ ] are [ ] are not beneficially owned by an Acquiring Person and [ ] are [ ] are not being sold, assigned and transferred by or on behalf of a Person who is or was an Acquiring Person (as such term is defined pursuant to the Tax Benefits Preservation Plan);

(2) after due inquiry and to the best knowledge of the undersigned, it [ ] did [ ] did not acquire the Rights evidenced by this Rights Certificate from any Person who is, was or subsequently became an Acquiring Person.

Dated: ,

Signature

Signature Guaranteed:

Signatures must be guaranteed by a participant in the Securities Transfer Agent Medallion Program, the Stock Exchanges Medallion Program or the New York Stock Exchange, Inc. Medallion Signature Program.

Ex. B-6

NOTICE

The signature to the foregoing Assignment and Certificate must correspond to the name as written upon the face of this Rights Certificate in every particular, without alteration or enlargement or any change whatsoever.

Ex. B-7

FORM OF ELECTION TO PURCHASE

(To be executed if holder desires
to exercise Rights represented
by the Rights Certificate.)

To: EMCORE Corporation:

The undersigned hereby irrevocably elects to exercise Rights represented by this Rights Certificate to purchase the shares of Preferred Stock issuable upon the exercise of the Rights (or such other securities of the Company or of any other person which may be issuable upon the exercise of the Rights) and requests that certificates for such shares be issued in the name of and delivered to:

Please insert social security
or other identifying number

(Please print name and address)

If such number of Rights shall not be all the Rights evidenced by this Rights Certificate, a new Rights Certificate for the balance of such Rights shall be registered in the name of and delivered to:

Please insert social security
or other identifying number

(Please print name and address)

Dated: ,

Signature

Signature Guaranteed:

Signatures must be guaranteed by a participant in the Securities Transfer Agent Medallion Program, the Stock Exchanges Medallion Program or the New York Stock Exchange, Inc. Medallion Signature Program.

Ex. B-8

Certificate

The undersigned hereby certifies by checking the appropriate boxes that:

(1) The Rights evidenced by this Rights Certificate [ ] are [ ] are not beneficially owned by an Acquiring Person and [ ] are [ ] are not being exercised by or on behalf of a Person who is or was an Acquiring Person (as such terms are defined pursuant to the Tax Benefits Preservation Plan);

(2) after due inquiry and to the best knowledge of the undersigned, it [ ] did [ ] did not acquire the Rights evidenced by this Rights Certificate from any Person who is, was or became an Acquiring Person.

Dated: ,

Signature

Signature Guaranteed:

Signatures must be guaranteed by a participant in the Securities Transfer Agent Medallion Program, the Stock Exchanges Medallion Program or the New York Stock Exchange, Inc. Medallion Signature Program.

Ex. B-9

NOTICE

The signature to the foregoing Election to Purchase and Certificate must correspond to the name as written upon the face of this Rights Certificate in every particular, without alteration or enlargement or any change whatsoever.

In the event the certification set forth above in the Form of Assignment or the Form of Election to Purchase is not properly completed, the Company and the Rights Agent will deem the beneficial owner of the Rights evidenced by this Rights Certificate to be an Acquiring Person (as defined in the Tax Benefits Preservation Plan) and such Assignment or Election to Purchase will not be honored.

Ex. B-10

Exhibit C

SUMMARY OF RIGHTS TO PURCHASE

PREFERRED STOCK

On September 7, 2014, the Board of Directors of EMCORE Corporation (the “Company”) declared a dividend distribution effective as of September 17, 2014 of one Right for each outstanding share of Company Common Stock to shareholders of record at the close of business on October 3, 2014 (the “Record Date”). Each Right entitles the registered holder to purchase from the Company a unit consisting of one ten-thousandth of a share (a “Unit”) of Junior Participating Preferred Stock, Series A, par value $0.0001 per share, at a Purchase Price of $21.50 per Unit, subject to adjustment. The description and terms of the Rights are set forth in a Tax Benefits Preservation Plan (the “Tax Benefits Preservation Plan”) between the Company and American Stock Transfer & Trust Company, LLC, a New York limited liability trust company, as Rights Agent.

The Tax Benefits Preservation Plan is intended to help protect the Company’s tax net operating losses and certain other tax assets (“Tax Benefits”) by deterring any person (other than the Company, any subsidiary of the Company or any employee benefit plan of the Company) from becoming, other than in connection with an issuance by the Company that was approved by the Board of Directors, a 5% Shareholder (as defined in Section 382 of the Internal Revenue Code of 1986, as amended (the “Code”)) without the approval of at least a majority of the members of our Board of Directors then in office (any such person who becomes a 5% Shareholder, other than as described below, an “Acquiring Person”). Notwithstanding the foregoing, shareholders who own 5% or more (by value) of our outstanding (i) Common Stock, (ii) preferred stock (other than preferred stock described in Section 1504(a)(4) of the Code) of the Company, (iii) warrants, rights, or options (including options within the meaning of Section 1.382-4(d)(9) of the Treasury Regulations) to purchase stock (other than preferred stock described in Section 1504(a)(4) of the Code) of the Company, and (iv) any other interest that would be treated as “stock” of the Company pursuant to Section 1.382-2T(f)(18) of the Treasury Regulations (collectively, “Company Securities”) as of the close of business on October 3, 2014, and shareholders who acquire such an interest solely as a result of (A) a transaction in which such shareholder received the approval of at least a majority of the members of our Board of Directors then in office or (B) an issuance by the Company that was approved by the Board of Directors will not be an Acquiring Person and therefore will not trigger the Rights Plan, so long as they do not acquire any additional Company Securities or decrease their percentage ownership of Company Securities below 5%.

Initially, the Rights will be attached to all Common Stock certificates representing shares then outstanding, and no separate Rights Certificates will be distributed. Subject to certain exceptions specified in the Tax Benefits Preservation Plan, the Rights will separate from the Common Stock and a Distribution Date will occur upon the earlier of (i) the close of business on the tenth business day following the date of public announcement or the date on which the Company first has notice or determines that a person has become an Acquiring Person other than by reason of a transaction approved by our Board of Directors or (ii) the close of business on the tenth business day (or such later date as our Board of Directors shall determine) following the commencement of a tender offer or exchange offer that would result in a person or group becoming an Acquiring Person (the earlier of the dates in clause (i) or (ii) above being called the “Distribution Date”), provided, however, the Distribution Date shall not occur unless, within either of the ten business day periods (or such later date) specified in clauses (i) and (ii) above, the Board shall have affirmatively determined that a Distribution Date shall occur upon the end of such applicable ten business day (or later) period.

Ex. C-1

Until the Distribution Date, (i) the Rights will be evidenced by the Common Stock certificates (or, in the case of shares reflected on the direct registration system, by the notations in the book entry accounts) and will be transferred with and only with such Common Stock certificates, (ii) new Common Stock certificates issued after the Record Date will contain a notation incorporating the Tax Benefits Preservation Plan by reference and (iii) the surrender for transfer of any certificates for Common Stock outstanding will also constitute the transfer of the Rights associated with the Common Stock represented by such certificate. Pursuant to the Tax Benefits Preservation Plan, the Company reserves the right to require prior to the occurrence of a Triggering Event (as defined below) that, upon any exercise of Rights, a number of Rights be exercised so that only whole shares of Preferred Stock will be issued.

The definition of Acquiring Person contained in the Tax Benefits Preservation Plan contains several exemptions, including for (i) the Company or any of its subsidiaries; (ii) any employee benefit plan of the Company, or of any subsidiary of the Company, or any person or entity organized, appointed or established by the Company for or pursuant to the terms of any such plan; (iii) the U.S. Government; (iv) any person who becomes a 5% Shareholder as a result of a reduction in the number of Company Securities outstanding due to the repurchase of Company Securities by the Company or a stock dividend, stock split, reverse stock split, or similar transaction effected by the Company, unless and until such person increases its percentage ownership of Company Securities by more than one-quarter of one percentage point over its lowest percentage ownership of Company Securities on or after the consummation of the relevant transaction (other than an increase solely as a result of a stock dividend, stock split, reverse stock split, or similar transaction effected by the Company); (v) any person who was a 5% Shareholder on the date of the Tax Benefits Preservation Plan, or becomes a 5% Shareholder solely by reason of participation in a transaction approved by the Board of Directors, unless and until such person increases its percentage ownership of Company Securities by more than one-quarter of one percentage point over its lowest percentage ownership of Company Securities on or after the date of the Tax Benefits Preservation Plan or the consummation of the relevant transaction, as applicable (other than an increase solely as a result of a stock dividend, stock split, reverse stock split, or similar transaction effected by the Company) or such person decreases its percentage ownership of Company Securities below 5%; or (vi) any person who or which inadvertently may become an Acquiring Person, so long as such person promptly enters into, and delivers to the Company, an irrevocable commitment promptly to divest, and thereafter promptly divests (without exercising or retaining any power, including voting, with respect to such securities), sufficient Company Securities so that such person ceases to be an Acquiring Person, provided, however, that no Person shall be an Acquiring Person if the Board shall have affirmatively determined, prior to the Distribution Date, in light of the intent and purposes of this Tax Benefits Preservation Plan or other circumstances facing the Company that such Person shall not be deemed an Acquiring Person.

Ex. C-2

The Rights are not exercisable until the Distribution Date and will expire at 5:00 P.M. (New York City time) on October 3, 2017 unless such date is extended or the Rights are earlier redeemed or exchanged by the Company as described below.

As soon as practicable after the Distribution Date, Rights Certificates will be mailed to holders of record of the Common Stock as of the close of business on the Distribution Date and, thereafter, the separate Rights Certificates alone will represent the Rights. Except as otherwise determined by the Board of Directors, only shares of Common Stock issued prior to the Distribution Date will be issued with Rights.

In the event that a Person becomes an Acquiring Person, each holder of a Right will thereafter have the right to receive, upon exercise, Common Stock (or, in certain circumstances, cash, property or other securities of the Company) having a value equal to two times the exercise price of the Right. Notwithstanding any of the foregoing, following the occurrence of the event set forth in this paragraph, all Rights that are, or (under certain circumstances specified in the Tax Benefits Preservation Plan) were, beneficially owned by any Acquiring Person will be null and void. However, Rights are not exercisable following the occurrence of the event set forth above until such time as the Rights are no longer redeemable by the Company as set forth below.

For example, at an exercise price of $21.50 per Right, each Right not owned by an Acquiring Person (or by certain related parties) following an event set forth in the preceding paragraph would entitle its holder to purchase $43.00 worth of Common Stock (or other consideration, as noted above) for $21.50. Assuming that the Common Stock had a per share value of $4.30 at such time, the holder of each valid Right would be entitled to purchase 10 shares of Common Stock for $21.50.

In the event that, at any time following the Stock Acquisition Date, (i) the Company engages in a merger or other business combination transaction in which the Company is not the surviving corporation, (ii) the Company engages in a merger or other business combination transaction in which the Company is the surviving corporation and the Common Stock of the Company is changed or exchanged, or (iii) 50% or more of the Company’s assets, cash flow or earning power is sold or transferred, each holder of a Right (except Rights which have previously been voided as set forth above) shall thereafter have the right to receive, upon exercise, common stock of the acquiring company having a value equal to two times the exercise price of the Right. The events set forth in this paragraph and in the second preceding paragraph are referred to as the “Triggering Events.”

At any time after a person becomes an Acquiring Person and prior to the acquisition by such person or group of fifty percent (50%) or more of the outstanding Common Stock, the Board of Directors may exchange the Rights (other than Rights owned by such person or group which have become void), in whole or in part, at an exchange ratio of one share of Common Stock, or one ten-thousandth of a share of Preferred Stock (or of a share of a class or series of the Company’s preferred stock having equivalent rights, preferences and privileges), per Right (subject to adjustment).

Ex. C-3

The Purchase Price payable, and the number of Units of Preferred Stock or other securities or property issuable, upon exercise of the Rights are subject to adjustment from time to time to prevent dilution (i) in the event of a stock dividend on, or a subdivision, combination or reclassification of, the Preferred Stock, (ii) if holders of the Preferred Stock are granted certain rights or warrants to subscribe for Preferred Stock or convertible securities at less than the current market price of the Preferred Stock, or (iii) upon the distribution to holders of the Preferred Stock of evidences of indebtedness or assets (excluding regular quarterly cash dividends) or of subscription rights or warrants (other than those referred to above).

With certain exceptions, no adjustment in the Purchase Price will be required until cumulative adjustments amount to at least 1% of the Purchase Price. The Company is under no obligation to issue fractional Units and, in lieu thereof, an adjustment in cash may be made based on the market price of the Preferred Stock on the last trading date prior to the date of exercise.

At any time until ten business days following the Stock Acquisition Date, the Company may redeem the Rights in whole, but not in part, at a price of $0.0001 per Right, referred to as the “Redemption Price” (payable in cash, Common Stock or other consideration deemed appropriate by the Board of Directors). Immediately upon the action of the Board of Directors ordering redemption of the Rights, the Rights will terminate and the only right of the holders of Rights will be to receive the Redemption Price.

Until a Right is exercised, the holder thereof, as such, will have no rights as a shareholder of the Company, including, without limitation, the right to vote or to receive dividends. While the distribution of the Rights will not be taxable to shareholders or to the Company, shareholders may, depending upon the circumstances, recognize taxable income in the event that the Rights become exercisable for Common Stock (or other consideration) of the Company or for common stock of the acquiring company or in the event of the redemption of the Rights as set forth above.

Any of the provisions of the Tax Benefits Preservation Plan may be amended by the Board prior to the Distribution Date. After the Distribution Date, the provisions of the Tax Benefits Preservation Plan may be amended by the Board of Directors in order to cure any ambiguity, to make changes which do not adversely affect the interests of holders of Rights, or to shorten or lengthen any time period under the Tax Benefits Preservation Plan. The foregoing notwithstanding, no amendment may be made at such time as the Rights are not redeemable.

A copy of the Tax Benefits Preservation Plan will be filed with the Securities and Exchange Commission as an Exhibit to a Registration Statement on Form 8-A and a Current Report on Form 8-K. This summary description of the Rights does not purport to be complete and is qualified in its entirety by reference to the Tax Benefits Preservation Plan, which is incorporated herein by reference.

Ex. C-4

AMENDMENT NO. 1 TO TAX BENEFITS PRESERVATION PLAN

This AMENDMENT NO. 1 TO TAX BENEFITS PRESERVATION PLAN (this “Amendment”) is dated as of September 26, 2017 (the “Effective Date”) and amends that certain Tax Benefits Preservation Plan, dated as of September 14, 2014 (the “Rights Agreement”), by and between EMCORE Corporation, a New Jersey corporation (the “Company”), and American Stock Transfer & Trust Company, LLC, a New York limited liability trust company (the “Rights Agent”).  All capitalized terms used herein, but not defined, shall have the meaning given to such terms in the Rights Agreement.
RECITALS

WHEREAS, in accordance with Section 27 of the Rights Agreement, prior to the Distribution Time, the Company may amend the Rights Agreement in any respect without the approval of any holders of Rights; and

WHEREAS, the Rights Agent is hereby directed to join in and execute this Amendment.
AGREEMENT

NOW, THEREFORE, in consideration of the premises and the mutual agreements set forth herein, the parties hereby agree as follows:

1.            Amendments of the Rights Agreement.  The Rights Agreement is hereby amended as follows:

(a)          Section 7(a) of the Rights Agreement is hereby amended and restated in its entirety as follows:

“(a) Subject to Section 7(e) hereof, at any time after the Distribution Date the registered holder of any Rights Certificate may exercise the Rights evidenced thereby (except as otherwise provided herein including, without limitation, the restrictions on exercisability set forth in Section 9(c), Section 11(a)(iii) and Section 23(a) hereof) in whole or in part upon surrender of the Rights Certificate, with the form of election to purchase and the certificate on the reverse side thereof duly executed, to the Rights Agent at the principal office or offices of the Rights Agent designated for such purpose, together with payment of the aggregate Purchase Price with respect to the total number of one ten-thousandths of a share (or other securities, cash or other assets, as the case may be) as to which such surrendered Rights are then exercisable at or prior to the earlier of (i) 5:00 P.M., New York City time, on October 3, 2018, or such later date as may be established by the Board prior to the expiration of the Rights (such date, as it may be extended by the Board, the “Final Expiration Date”), (ii) the time at which the Rights are redeemed or exchanged as provided in Section 23 hereof, (iii) the time at which the Rights may be exchanged as provided in Section 24 hereof, (iv) the close of business on the effective date of the repeal of Section 382 of the Code if the Board determines that this Agreement is no longer necessary or desirable for the preservation of the Tax Benefits, (v) the close of business on the first day of a taxable year of the Company to which the Board determines that no Tax Benefits may be carried forward, or (vi) immediately following the final adjournment of the 2018 meeting of the shareholders of the Company if shareholder approval of this Agreement has not been received prior to such time (the earliest being herein referred to as the “Expiration Date”).”

2.            Amendment of Exhibits.  The exhibits to the Rights Agreement shall be deemed to be restated to reflect this Amendment, including all conforming changes.

3.            Other Amendment; Effect of Amendment.  This Amendment will be deemed an amendment to the Rights Agreement and will become effective on the Effective Date. In the event of a conflict or inconsistency between this Amendment and the Rights Agreement and the exhibits thereto, the provisions of this Amendment will govern.

4.            Counterparts.  This Amendment may be executed in any number of counterparts and each of such counterparts will for all purposes be deemed to be an original, and all such counterparts will together constitute one and the same instrument, it being understood that all parties need not sign the same counterpart. A signature to this Amendment transmitted electronically (including by fax and .pdf) will have the same authority, effect and enforceability as an original signature. No party hereto may raise the use of such electronic transmission to deliver a signature, or the fact that any signature or agreement or instrument was transmitted or communicated through such electronic transmission, as a defense to the formation of a contract, and each party forever waives any such defense, except to the extent such defense relates to lack of authenticity.

5.            Severability.  If any term, provision, covenant or restriction of this Amendment is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Amendment will remain in full force and effect and will in no way be affected, impaired or invalidated.

6.            Descriptive Headings.  The descriptive headings of the several Sections of this Amendment are inserted for convenience only and will not control or affect the meaning or construction of any of the provisions hereof.

7.            Further Assurances.  Each of the parties to this Amendment will cooperate and take such action as may be reasonably requested by the other party in order to carry out the provisions and purposes of this Amendment, the Rights Agreement and the transactions contemplated hereunder and thereunder.

8.            Governing Law.  This Amendment shall be deemed to be a contract made under the laws of the State of New Jersey and for all purposes shall be governed by and construed in accordance with the laws of such state applicable to contracts to be made and performed entirely within such state.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first written above.

EMCORE CORPORATION

By:	/s/ Jikun Kim
Name:	Jikun Kim
Title:	CFO

AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC

By:	/s/ Paula Caroppoli
Name:	Paula Caroppoli
Title:	Senior Vice President, Director
Relationship Management

Preliminary Copy

EMCORE CORPORATION ATTN: SECRETARY 2015 W. CHESTNUT STREET ALHAMBRA, CA 91803

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on Thursday, March 15, 2018. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time on Thursday, March 15, 2018. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Directors recommends you vote FOR the following:

1.	Election of Director for a three-year term expiring at EMCORE's 2021 Annual Meeting of Shareholders.

Nominees
		For	Against	Abstain			For	Against	Abstain
1A	Stephen Domenik	☐	☐	☐	7	To approve, on an advisory basis, the executive compensation of EMCORE's Named Executive Officers.	☐	☐	☐

The Board of Directors recommends you vote FOR proposals 2, 3, 4, 5, 6 and 7.
		For	Against	Abstain
2	To ratify the appointment of KPMG LLP as EMCORE's independent registered public accounting firm for the fiscal year ending September 30, 2018.	☐	☐	☐	NOTE: In their discretion the proxies are authorized to vote for such other business as may properly come before the meeting or any adjournment or postponement thereof.

3	To approve an amendment to the Certificate of Incorporation to declassify the Board.	☐	☐	☐

4	To approve an amendment to the Certificate of Incorporation to change the required number of members of the Company’s Board of Directors.	☐	☐	☐

5	To approve an amendment to the Certificate of Incorporation to eliminate the supermajority voting requirements applicable to certain provisions of the Certificate of Incorporation.	☐	☐	☐

6	To approve an extension of the Company's Tax Benefits Preservation Plan.	☐	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date				Signature (Joint Owners)	Date

000035004411_1     R1.0.1.17

Important Notice Regarding the Availability of Proxy Materials for the 2018 Annual Meeting: The Notice, Proxy Statement and 2017 Annual Report are available atwww.proxyvote.com.

EMCORE CORPORATION
2015 W. Chestnut Street
Alhambra, CA 91803

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Jeffrey Rittichier, Jikun Kim and Ryan Hochgesang, and each of them, as proxies for the undersigned, each with full power of substitution, for and in the name of the undersigned to act for the undersigned and to vote, as designated on the reverse side of this proxy card, all of the shares of stock of the Company that the undersigned is entitled to vote at the 2018 Annual Meeting of Shareholders of the Company, to be held at 8:00 a.m. local time on Friday, March 16, 2018, at the Hilton Pasadena, 168 S. Los Robles Ave., Pasadena, California, 91101, or at any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR ALL" THE DIRECTOR NOMINEES LISTED IN PROPOSAL (1),"FOR" THE RATIFICATION OF KPMG LLP AS EMCORE'S INDEPENDENT AUDITORS IN PROPOSAL (2),"FOR" THE AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO DECLASSIFY THE COMPANY’S BOARD IN PROPOSAL (3), "FOR" THE AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO CHANGE THE REQUIRED NUMBER OF MEMBERS OF THE COMPANY’S BOARD OF DIRECTORS IN PROPOSAL (4), "FOR" THE AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO ELIMINATE THE SUPERMAJORITY VOTING REQUIREMENTS APPLICABLE TO CERTAIN PROVISIONS OF THE CERTIFICATE OF INCORPORATION IN PROPOSAL (5), "FOR" THE EXTENSION OF THE COMPANY’S TAX BENEFITS PRESERVATION PLAN IN PROPOSAL (6) "FOR" THE EXECUTIVE COMPENSATION OF EMCORE'S NAMED EXECUTIVE OFFICERS IN PROPOSAL (7), AND IN THE DISCRETION OF THE PROXIES UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING.

Continued and to be signed on reverse side

000035004411_2     R1.0.1.17